UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:    BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Value Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Advantage Large Cap Growth Fund

•	BlackRock Advantage Small Cap Core Fund

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

•	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%
U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)
International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)
Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund outperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

The Fund did well navigating a highly changeable backdrop seen in the markets over the period. The market’s focus was on monetary policy normalization against a backdrop of persistent inflation going into the period. As a response, central banks around the globe reiterated their focus on tamping down inflation and tightened policy. The Fed raised its benchmark overnight lending rate by 75 basis points in June, July and September 2022, making it the fastest rate hiking cycle since 1980. This resulted in a persistently inverted yield curve, often a precursor to an imminent recession. However, markets staged a bear rally during the summer as investors hoped for a dovish policy pivot on the part of the Fed given growth concerns, allowing equities to essentially recover half of their losses. Still, central banks reiterated their focus on bringing down inflation, causing a sell-off that saw equities set new lows. Nevertheless, despite manufacturing data beginning to decline and downgraded analyst earnings forecasts, companies posted robust earnings at period end and stocks rallied off their year-to-date lows. November 2022 saw the largest rally in equities for the period, as investors were buoyed by lower-than-expected U.S. consumer price data, re-igniting a “past peak inflation” narrative and paving the way for a reversal in the recent underperformance of large-cap growth stocks.

Stock selection sentiment-based measures provided persistent gains during the period. These faster moving insights were able to correctly capture the emerging and evolving market trends. Particularly, text-based insights evaluating broker reports and conference calls as well as those looking at informed investor sentiment proved additive across industrial stocks.

Non-traditional measures of company fundamentals, such as insights related to environmental, social and governance (“ESG”) factors, also contributed to gains in the period. These tend to be an alternative lens into company quality, and efficiency-related insights tracking measures such as water usage efficacy benefited performance amid the market focus on corporate financial health. Other ESG insights related to risk mitigation which look to predict firm-level controversy helped correctly position the portfolio within developed market healthcare stocks.

On the downside, select fundamental valuation measures had a challenging period, given the rapidly shifting market style preferences. Traditional metrics evaluating sales, research expenditures, and other financial statement metrics all detracted from performance. Broader macro positioning also detracted from performance, most notably an overweight to Italian equities and an overweight to the information technology sector.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes.

Describe portfolio positioning at period end.

At period end, the Fund’s positioning with respect to sector allocation was essentially neutral relative to the MSCI EAFE® Index. The Fund had slight overweights to the communication services and industrials sectors and slight underweights to the financials and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Advantage International Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.16)%	(7.68)%	N/A	2.18%	N/A	6.09%	N/A
Investor A	(1.30)	(7.92)	(12.75)%	1.93	0.83%	5.82	5.25%
Investor C	(1.65)	(8.58)	(9.45)	1.16	1.16	5.16	5.16
Class K	(1.13)	(7.68)	N/A	2.22	N/A	6.11	N/A
Class R	(1.42)	(8.18)	N/A	1.67	N/A	5.49	N/A
MSCI EAFE® Index(c)	(3.59)	(10.14)	N/A	1.85	N/A	4.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$988.40	$2.49		$1,000.00	$1,022.56	$2.54		0.50%
Investor A	1,000.00	987.00	3.74		1,000.00	1,021.31	3.80		0.75
Investor C	1,000.00	983.50	7.46		1,000.00	1,017.55	7.59		1.50
Class K	1,000.00	988.70	2.24		1,000.00	1,022.81	2.28		0.45
Class R	1,000.00	985.80	4.98		1,000.00	1,020.05	5.06		1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Shell PLC	2.1%
Novartis AG, Registered Shares	2.0
BHP Group Ltd.	1.9
ASML Holding NV	1.7
Nestlé SA, Registered Shares	1.6
Siemens AG, Registered Shares	1.6
Novo Nordisk A/S, Class B	1.5
Sanofi	1.5
AIA Group Ltd.	1.5
SAP SE	1.4

(a)	Excludes short-term securities.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	20.5%
United Kingdom	12.6
France	11.1
Germany	9.6
Australia	8.6
Switzerland	8.2
Netherlands	6.9
Hong Kong	3.3
Denmark	3.1
Sweden	2.6
Italy	2.5
United States	2.2
Belgium	2.1
Singapore	1.6
Norway	1.4
Spain	1.1
Other (each representing less than 1%)	2.2
Other Assets Less Liabilities	0.4

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2022	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The period saw continued market volatility as equities tested new lows before recovering. Market focus remained on policy normalization and inflation as investors weighed the impact of rising rates on risk assets as well as the direction of future policy decisions. The Fed hiked its benchmark overnight lending rate by 75 basis points at four consecutive meetings as the central bank tightened policy to combat inflation. The inflation picture evolved as prices of goods moderated while services prices accelerated, led by labor market tightness which is a key focus of the Fed. The resulting policy action resulted in a persistently inverted yield curve, often a precursor of recession. Despite this, markets staged a bear rally during the summer as investors interpreted softening economic data as an indication that policy makers would pivot to a more dovish policy stance. The rebound proved premature, as the Fed reaffirmed its focus on inflation after the late-August Jackson Hole meeting, prompting a selloff in September 2022. However, markets recovered at period-end as signs emerged of inflation peaking alongside a robust earnings season, highlighting the potential for a soft landing.

Underperformance was mainly driven by macro thematic measures, particularly around the summer months, alongside some fundamental measures which were challenged during the first half of the period. Notably, insights that identify industries likely to benefit from central bank policy normalization detracted given the evolving market regime by motivating an unsuccessful overweight to financials. Additionally, a measure which seeks to identify trends based on input costs struggled across consumer discretionary stocks.

Elsewhere, non-traditional quality measures such as those ranking companies based on employee benefits and corporate culture detracted. These insights motivated an unsuccessful underweight to hotel and leisure names which detracted given the consumer shift toward services during the period.

Despite the Fund’s overall underperformance for the period, some insights provided ballast to the portfolio, particularly in the back half of the period. Stock selection from sentiment measures provided positive results, having correctly captured the evolving backdrop. Insights capturing sentiment from bond markets were broadly additive against the backdrop of the Fed’s sharp rate hiking cycle. Further, a text-based measure gathering sentiment from broker reports drove positive stock selection within industrials, most notably in aerospace and defense stocks which likely benefited from the ongoing Ukraine conflict.

Elsewhere, insights related to company fundamentals also helped during the period. Traditional quality insights that prefer lower-risk securities performed well given elevated market volatility. Further, measures looking at equity issuance as well as an insight that evaluates research expenditures worked well within healthcare.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the healthcare and information technology sectors and slight underweight positions in the communication services and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Advantage Large Cap Growth Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(3.09)%	(22.77)%	N/A	11.03%	N/A	11.28%	N/A
Investor A	(3.23)	(22.98)	(27.02)%	10.75	9.56%	10.96	10.36%
Investor C	(3.58)	(23.56)	(24.27)	9.92	9.92	10.29	10.29
Class K	(3.09)	(22.75)	N/A	11.06	N/A	11.12	N/A
Class R	(3.38)	(23.20)	N/A	10.47	N/A	10.62	N/A
Russell 1000® Growth Index(c)	(1.76)	(21.64)	N/A	12.92	N/A	15.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$969.10	$2.95		$1,000.00	$1,000.00	$0.00		0.60%
Investor A	1,000.00	967.70	4.29		1,000.00	1,000.00	0.00		0.87
Investor C	1,000.00	964.20	7.98		1,000.00	1,000.00	0.00		1.62
Class K	1,000.00	969.10	2.81		1,000.00	1,000.00	0.00		0.57
Class R	1,000.00	966.20	5.52		1,000.00	1,000.00	0.00		1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc.	10.8%
Microsoft Corp.	9.6
Amazon.com, Inc.	4.6
Tesla, Inc.	2.7
Alphabet, Inc., Class C, NVS	2.5
Alphabet, Inc., Class A	2.5
PepsiCo, Inc.	2.4
UnitedHealth Group, Inc.	2.4
NVIDIA Corp.	2.1
Eli Lilly & Co.	1.8

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	44.1%
Consumer Discretionary	14.0
Health Care	13.5
Industrials	6.9
Communication Services	6.4
Consumer Staples	5.9
Financials	3.3
Materials	1.7
Energy	1.4
Real Estate	1.2
Other (each representing less than 1%)	0.4
Short-Term Securities	1.6
Liabilities in Excess of Other Assets	(0.4)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2022	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund outperformed the benchmark Russell 2000® Index with the exception of its Investor C Shares which performed in line.

What factors influenced performance?

The period saw continued market volatility as equities tested new lows before recovering. Market focus remained on policy normalization and inflation as investors weighed the impact of rising rates on risk assets as well as the direction of future policy decisions. The Fed hiked its benchmark overnight lending rate by 75 basis points at four consecutive meetings as the central bank tightened policy to combat inflation. The inflation picture evolved as prices of goods moderated while services prices accelerated, led by labor market tightness which is a key focus of the Fed. The resulting policy action resulted in a persistently inverted yield curve, often a precursor of recession. Despite this, markets staged a bear rally during the summer as investors interpreted softening economic data as an indication that policy makers would pivot to a more dovish policy stance. The rebound proved premature, as the Fed reaffirmed its focus on inflation after the late-August Jackson Hole meeting, prompting a selloff in September. However, markets recovered at period-end as signs emerged of inflation peaking alongside a robust earnings season, highlighting the potential for a soft landing.

The Fund performed well against a volatile backdrop, with gains concentrated in the back half of the period. This was predominantly due to performance strength from sentiment measures which correctly captured the evolving market backdrop. Specifically, trend-based sentiment measures evaluating earnings calls and broker reports proved additive within financials.

Fundamental stock selection measures were mixed but provided ballast to performance during the latter half of the period. A top contributor was a traditional quality insight with a preference for lower-risk securities. This measure performed well, particularly within healthcare names, amid the higher market volatility seen throughout the period. Additionally, a quality measure comparing stocks across earnings management benefited performance by motivating a successful underweight to consumer discretionary stocks.

Traditional valuation measures were also additive given the strength of value styles going into period-end. Most notably, insights that evaluate balance sheet metrics such as research expenditures and company valuations based on sales proved beneficial.

Despite the Fund’s overall outperformance, macro thematic measures broadly detracted throughout the period. Insights that identify companies likely to benefit from central bank policy normalization weighed on performance by motivating an unsuccessful positioning across healthcare and information technology stocks. This positioning proved overly defensive amid interest rate uncertainty and against the broader investor shift to pro-growth exposures during the summer months.

Elsewhere, environmental, social and governance(“ESG”) measures related to human capital produced negative results for the period. Most notably, insights evaluating corporate culture and employee benefits detracted within healthcare holdings. Finally, a non-financial quality insight looking at companies retaining C-suite level founders was the worst performer for the period with losses across industrial and information technology stocks.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight allocations to the healthcare and industrials sectors, and slight underweights to the financials and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Advantage Small Cap Core Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	2.53%	(12.51)%	N/A	6.88%	N/A	9.76%	N/A
Investor A	2.43	(12.70)	(17.28)%	6.62	5.47%	9.49	8.88%
Investor C	2.02	(13.39)	(14.19)	5.82	5.82	8.80	8.80
Class K	2.55	(12.46)	N/A	6.93	N/A	9.79	N/A
Russell 2000® Index(d)	1.98	(13.01)	N/A	5.45	N/A	8.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)	The Fund commenced operations on March 14, 2013.
(d)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,025.30	$2.54		$1,000.00	$1,022.56	$2.54		0.50%
Investor A	1,000.00	1,024.30	3.81		1,000.00	1,021.31	3.80		0.75
Investor C	1,000.00	1,020.20	7.60		1,000.00	1,017.55	7.59		1.50
Class K	1,000.00	1,025.50	2.29		1,000.00	1,022.81	2.28		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Insperity, Inc.	1.2%
Essent Group Ltd.	1.2
Outfront Media, Inc.	1.2
Hancock Whitney Corp.	1.1
Heartland Financial U.S.A., Inc.	1.0
EMCOR Group, Inc.	0.9
Applied Industrial Technologies, Inc.	0.9
Watts Water Technologies, Inc., Class A	0.9
Rush Enterprises, Inc., Class A	0.8
Silicon Laboratories, Inc.	0.8

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Health Care	16.9%
Financials	16.4
Industrials	16.3
Information Technology	13.5
Consumer Discretionary	9.8
Energy	7.4
Real Estate	5.4
Consumer Staples	3.9
Materials	3.9
Utilities	3.1
Communication Services	2.2
Short-Term Securities	3.6
Liabilities in Excess of Other Assets	(2.4)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2022	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The period saw continued market volatility as equities tested new lows before recovering. Market focus remained on policy normalization and inflation as investors weighed the impact of rising rates on risk assets as well as the direction of future policy decisions. The Fed hiked its benchmark overnight lending rate by 75 basis points at four consecutive meetings as the central bank tightened policy to combat inflation. The inflation picture evolved as prices of goods moderated while services prices accelerated, led by labor market tightness which is a key focus of the Fed. The resulting policy action resulted in a persistently inverted yield curve, often a precursor of recession. Despite this, markets staged a bear rally during the summer as investors interpreted softening economic data as an indication that policy makers would pivot to a more dovish policy stance. The rebound proved premature, as the Fed reaffirmed its focus on inflation after the late-August 2022 Jackson Hole meeting, prompting a selloff in September. However, markets recovered at period-end as signs emerged of inflation peaking alongside a robust earnings season, highlighting the potential for a soft landing.

The Fund’s underperformance was mainly driven by macro thematic measures, particularly around the summer months, alongside some fundamental measures which were challenged during the first half of the period. Notably, insights that identify industries likely to benefit from central bank policy normalization weighed on performance by motivating an unsuccessful overweight to financials. This positioning struggled against the broader investor shift to pro-growth exposures during the summer months.

Elsewhere, non-traditional quality measures such as those ranking companies based on employee benefits detracted, as they struggled among communication services stocks largely due to underweights to entertainment companies.

Finally, insights looking at industry trends based on input cost disruptions motivated an underweight to consumer discretionary names, detracting from performance. In particular, underweights to hotel and restaurant companies detracted as consumers shifted spending to services during the period.

Despite the Fund’s underperformance for the period, some insights provided ballast to the portfolio, particularly in the back half of the reporting period. Stock selection from sentiment measures provided positive results during the period, having correctly captured the evolving backdrop. Insights capturing sentiment from bond markets were broadly additive against the backdrop of the Fed’s sharp rate hiking cycle. Further, a measure that looks at ETF flows drove positive stock selection within real estate amid a challenging environment for the sector.

Elsewhere, insights related to company fundamentals also helped during the period. Traditional quality insights that prefer lower-risk securities performed well given the elevated market volatility. Further, measures looking at equity issuance worked well within healthcare. Additionally, some measures related to environmental, social and governance factors benefited from a strong bounce back after struggling early in 2022. Particularly, a more forward-looking insight ranking companies based on commitments to a lower carbon economy performed well.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and healthcare sectors and slight underweight positions in the communication services and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Advantage Large Cap Core Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.05)%	(11.66)%	N/A	9.95%	N/A	12.64%	N/A
Investor A	(1.19)	(11.90)	(16.53)%	9.67	8.49%	12.35	11.74%
Investor C	(1.56)	(12.52)	(13.33)	8.86	8.86	11.63	11.63
Class K	(1.05)	(11.62)	N/A	10.00	N/A	12.66	N/A
Class R	(1.28)	(12.10)	N/A	9.41	N/A	12.04	N/A
Russell 1000® Index(c)	(0.48)	(10.66)	N/A	10.69	N/A	13.17	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$989.50	$2.39		$1,000.00	$1,022.66	$2.43		0.48%
Investor A	1,000.00	988.10	3.64		1,000.00	1,021.41	3.70		0.73
Investor C	1,000.00	984.40	7.36		1,000.00	1,017.65	7.49		1.48
Class K	1,000.00	989.50	2.14		1,000.00	1,022.91	2.18		0.43
Class R	1,000.00	987.20	4.88		1,000.00	1,020.16	4.96		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	5.5%
Apple Inc.	5.4
Amazon.com, Inc.	2.2
Alphabet, Inc., Class A	1.9
PepsiCo, Inc.	1.8
Alphabet, Inc., Class C, NVS	1.4
Chevron Corp.	1.4
American Express Co.	1.4
Marsh & McLennan Cos., Inc.	1.4
Analog Devices, Inc.	1.3

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	25.9%
Health Care	15.6
Financials	11.9
Consumer Discretionary	9.4
Industrials	8.9
Consumer Staples	7.2
Communication Services	6.5
Energy	5.0
Materials	3.2
Real Estate	3.1
Utilities	2.3
Short-Term Securities	1.6
Liabilities in Excess of Other Assets	(0.6)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	11

Fund Summary as of November 30, 2022	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The period saw continued market volatility as equities tested new lows before recovering. Market focus remained on policy normalization and inflation as investors weighed the impact of rising rates on risk assets as well as the direction of future policy decisions. The Fed hiked its benchmark overnight lending rate by 75 basis points at four consecutive meetings as the central bank tightened policy to combat inflation. The inflation picture evolved as prices of goods moderated while services prices accelerated, led by labor market tightness which is a key focus of the Fed. The resulting policy action resulted in a persistently inverted yield curve, often a precursor of recession. Despite this, markets staged a bear rally during the summer as investors interpreted softening economic data as an indication that policy makers would pivot to a more dovish policy stance. The rebound proved premature, as the Fed reaffirmed its focus on inflation after the late-August 2022 Jackson Hole meeting, prompting a selloff in September. However, markets recovered at period-end as signs emerged of inflation peaking alongside a robust earnings season, highlighting the potential for a soft landing.

Underperformance was mainly driven by macro thematic measures, particularly around the summer months, alongside some fundamental measures which were challenged during the first half of the period. Notably, insights that identify industries likely to benefit from central bank policy normalization weighed on performance by motivating an unsuccessful overweight to financials. This positioning struggled during the summer months when value styles were out of favor among the broader market. The Fund used derivatives to equitize cash and cash equivalents to be fully invested in the stock market while maintaining some liquidity. The Fund’s use of derivative detracted from performance.

Elsewhere, non-traditional quality measures, such as those ranking companies based on employee benefits, detracted as they struggled to position the portfolio within the semiconductor segment. Additionally, a text-based insight analyzing industries likely to benefit from lobbying activity performed poorly within utilities.

Despite the Fund’s overall underperformance for the period, some insights provided ballast to the portfolio, particularly in the back half of the period. Stock selection from sentiment measures provided positive results during the period, having correctly captured the evolving backdrop. Insights capturing sentiment from bond markets were broadly additive against the backdrop of the Fed’s sharp rate hiking cycle. Further, a text-based measure gathering sentiment from broker reports drove a successful overweight to industrials, particularly the machinery sub-sector.

Elsewhere, insights related to company fundamentals proved additive. Traditional quality insights that prefer lower-risk securities performed well given elevated market volatility. Further, measures looking at equity issuance as well as an insight analyzing companies’ valuations relative to sales worked well within healthcare. given the market preference during the period.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identifies organizations at risk for emerging labor disputes.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the healthcare, industrials and information technology sectors and slight underweight positions in the communication services and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Advantage Large Cap Value Fund

Performance

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.46%	0.80%	N/A	7.85%	N/A	11.16%	N/A
Investor A	0.35	0.60	(4.69)%	7.59	6.43%	10.86	10.26%
Investor C	(0.03)	(0.18)	(1.13)	6.78	6.78	10.19	10.19
Class K	0.48	0.88	N/A	7.90	N/A	11.18	N/A
Class R	0.20	0.31	N/A	7.31	N/A	10.57	N/A
Russell 1000® Value Index(c)	0.90	2.42	N/A	7.86	N/A	10.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.60	$2.71		$1,000.00	$1,022.36	$2.74		0.54%
Investor A	1,000.00	1,003.50	3.97		1,000.00	1,021.11	4.00		0.79
Investor C	1,000.00	999.70	7.72		1,000.00	1,017.35	7.79		1.54
Class K	1,000.00	1,004.80	2.46		1,000.00	1,022.61	2.48		0.49
Class R	1,000.00	1,002.00	5.22		1,000.00	1,019.85	5.27		1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Berkshire Hathaway, Inc., Class B	2.6%
Exxon Mobil Corp.	2.6
Johnson & Johnson	2.5
Chevron Corp.	2.4
JPMorgan Chase & Co.	2.1
Procter & Gamble Co.	1.5
American Express Co.	1.5
Cigna Corp.	1.5
Thermo Fisher Scientific, Inc.	1.4
Pfizer, Inc.	1.4

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Financials	20.4%
Health Care	17.7
Industrials	10.6
Information Technology	9.5
Energy	8.2
Consumer Staples	8.1
Communication Services	6.6
Consumer Discretionary	5.1
Utilities	4.7
Real Estate	4.5
Materials	3.7
Short-Term Securities	1.7
Liabilities in Excess of Other Assets	(0.8)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s, BlackRock Advantage Large Cap Core Fund’s and BlackRock Advantage Large Cap Value Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, Advantage Large Cap Growth’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, The Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	15

Schedule of Investments (unaudited) November 30, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.6%
AGL Energy Ltd.	329,399	$1,794,368
Allkem Ltd.(a)	108,476	1,026,252
Aristocrat Leisure Ltd.	343,932	8,264,839
Australia & New Zealand Banking Group Ltd.	123,092	2,078,375
BHP Group Ltd.	661,902	20,555,609
Commonwealth Bank of Australia	7,683	566,216
CSL Ltd.	31,537	6,479,549
Deterra Royalties Ltd.	12,775	40,277
Downer EDI Ltd.	21,821	77,225
Flight Centre Travel Group Ltd.(a)(b)	110,181	1,220,688
Fortescue Metals Group Ltd.	168,807	2,246,767
Glencore PLC	173,496	1,183,957
Iluka Resources Ltd.	48,312	336,228
Macquarie Group Ltd.	79,678	9,798,922
Magellan Financial Group Ltd.	3,521	23,828
Medibank Pvt Ltd.	712,567	1,421,702
Mineral Resources Ltd.	1,227	73,905
National Australia Bank Ltd.	241,692	5,202,165
Newcrest Mining Ltd.	54,685	744,658
Pro Medicus Ltd.	708	29,185
QBE Insurance Group Ltd.	6,821	59,918
REA Group Ltd.	39,133	3,334,240
Rio Tinto Ltd.	15,305	1,142,590
Rio Tinto PLC	28,162	1,895,829
Rocketboots Ltd.(a)(b)	1,389	99
Scentre Group	528,272	1,077,511
South32 Ltd.	520,223	1,444,937
Steadfast Group Ltd.	81,878	296,987
Stockland	504,674	1,317,641
Telstra Group Ltd.	1,276,583	3,463,648
Treasury Wine Estates Ltd.	17,537	165,615
Westpac Banking Corp.	607,383	9,863,856
WiseTech Global Ltd.	7,556	302,132
Worley Ltd.	369,619	3,748,854

		91,278,572

Austria — 0.4%
ams-OSRAM AG(a)	80,457	670,072
ANDRITZ AG	39,560	2,165,001
BAWAG Group AG(c)	9,524	498,989
Erste Group Bank AG	24,322	761,556
OMV AG	1,749	92,822

		4,188,440

Belgium — 2.1%
Ageas SA/NV	10,213	413,544
Anheuser-Busch InBev SA/NV	224,505	13,240,267
Galapagos NV(a)	4,907	195,580
KBC Group NV	71,514	3,961,425
Proximus SADP	16,858	176,348
Solvay SA	40,178	3,985,454
UCB SA	4,329	349,422

		22,322,040

China — 0.2%
BOC Hong Kong Holdings Ltd.	339,500	1,083,683
Budweiser Brewing Co. APAC Ltd.(c)	207,500	601,933
ESR Cayman Ltd.(c)	70,400	159,801
SITC International Holdings Co. Ltd.	167,000	370,465

		2,215,882

Denmark — 3.1%
AP Moller - Maersk A/S, Class A	373	791,903

Security	Shares	Value

Denmark (continued)
AP Moller - Maersk A/S, Class B	1,753	$3,800,429
Carlsberg AS, Class B	6,884	870,242
Chr Hansen Holding A/S	1,127	69,558
Coloplast A/S, Class B	1,207	142,688
Demant A/S(a)	5,983	170,899
DSV A/S	11,652	1,864,242
Genmab A/S(a)	5,781	2,678,886
H Lundbeck A/S	69,625	257,277
Novo Nordisk A/S, Class B	127,046	15,936,413
Novozymes A/S, B Shares	31,672	1,841,666
Pandora A/S	6,410	487,999
Tryg A/S	164,830	3,834,951

		32,747,153

Finland — 0.3%
Nokia Oyj	700,600	3,451,792

France — 11.1%
Accor SA(a)	24,880	655,344
Air Liquide SA	15,192	2,211,820
ALD SA(c)	19	191
Amundi SA(c)	23,156	1,302,992
Arkema SA	13,690	1,217,202
BNP Paribas SA	82,010	4,608,306
Capgemini SE	31,469	5,689,516
Covivio	764	44,240
Danone SA	2,922	153,572
Dassault Systemes SE	167,757	6,255,205
Engie SA	418,184	6,357,147
Eramet SA	447	38,251
Eurazeo SE	886	55,920
Hermes International	5,054	8,214,158
Ipsen SA	4,681	523,267
Kering SA	576	346,082
Klepierre SA	2,750	63,724
La Francaise des Jeux SAEM(c)	785	31,476
L’Oreal SA	25,229	9,474,902
LVMH Moet Hennessy Louis Vuitton SE	15,536	12,056,384
Pernod Ricard SA	25,043	4,968,176
Remy Cointreau SA	873	151,091
Rexel SA	413,969	7,607,226
Safran SA	63,123	7,801,100
Sanofi	175,876	15,886,758
Schneider Electric SE	44,221	6,530,303
Société Générale SA	210,167	5,289,701
Teleperformance	10,422	2,379,152
Thales SA	12,575	1,608,659
TotalEnergies SE	50,437	3,152,317
Ubisoft Entertainment SA(a)	51,819	1,441,511
Vinci SA	20,627	2,082,622

		118,198,315

Germany — 9.6%
1&1 AG	921	13,238
adidas AG	30,561	3,939,557
Aurubis AG	1,403	112,636
Bayer AG, Registered Shares	67,768	3,933,045
Bayerische Motoren Werke AG	68,644	6,232,787
Carl Zeiss Meditec AG	13,585	1,852,111
Continental AG	1,567	94,835
Deutsche Boerse AG	13,437	2,469,377
Deutsche Post AG, Registered Shares	111,520	4,455,029
Deutsche Telekom AG, Registered Shares	288,962	5,878,282
DWS Group GmbH & Co. KGaA(c)	36,586	1,170,927

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
E.ON SE	4,441	$42,578
Evonik Industries AG	213,177	4,202,141
Fraport AG Frankfurt Airport Services Worldwide(a)	1,355	59,302
Freenet AG	33,859	752,603
HelloFresh SE(a)	6,988	173,058
HOCHTIEF AG	52,624	3,060,732
Infineon Technologies AG	181,687	6,102,948
K+S AG, Registered Shares	6,129	135,283
LANXESS AG	1,076	43,231
Mercedes-Benz Group AG	123,334	8,379,711
MTU Aero Engines AG	2,012	424,257
Nemetschek SE	29,868	1,492,732
Porsche Automobil Holding SE, Preference Shares	6,604	405,939
SAP SE	132,579	14,710,522
Scout24 SE(c)	91,845	5,041,196
Siemens AG, Registered Shares	121,089	16,793,209
Siemens Energy AG	34,303	576,152
Talanx AG	707	31,432
thyssenkrupp AG(a)	6,069	34,210
Volkswagen AG	2,436	470,264
Volkswagen AG, Preference Shares	43,382	6,407,987
Wacker Chemie AG	17,094	2,195,471

		101,686,782

Hong Kong — 3.3%
AIA Group Ltd.	1,520,600	15,441,099
ASMPT Ltd.	136,800	1,018,408
Bank of East Asia Ltd.	31,800	36,675
CK Asset Holdings Ltd.	169,500	1,014,541
CK Infrastructure Holdings Ltd.	108,000	545,808
Dah Sing Financial Holdings Ltd.	17,600	39,315
Hang Lung Properties Ltd.	64,000	118,281
Henderson Land Development Co. Ltd.	36,000	118,675
Hong Kong & China Gas Co. Ltd.	25,000	21,330
Hong Kong Exchanges & Clearing Ltd.	37,100	1,475,004
Hongkong Land Holdings Ltd.	7,300	29,455
Hysan Development Co. Ltd.	67,000	176,923
Jardine Matheson Holdings Ltd.	83,200	4,032,622
Kerry Properties Ltd.	605,000	1,156,577
Link REIT	137,400	928,110
Man Wah Holdings Ltd.	154,400	142,908
New World Development Co. Ltd.	1,051,000	2,500,682
NWS Holdings Ltd.	249,000	205,307
Pacific Basin Shipping Ltd.	472,000	159,382
PCCW Ltd.	1,203,000	526,039
Power Assets Holdings Ltd.	45,000	232,139
Sino Land Co. Ltd.	316,000	395,222
Sun Hung Kai Properties Ltd.	108,000	1,302,834
Swire Properties Ltd.	951,000	2,141,889
Techtronic Industries Co. Ltd.	88,000	1,072,734
WH Group Ltd.(c)	236,000	138,276
Yue Yuen Industrial Holdings Ltd.	35,500	44,773

		35,015,008

India — 0.0%
Jasper Infotech Private Ltd.. (Acquired 05/07/14, cost $804,375)(a)(d)(e)	172,800	168,352

Ireland — 0.2%
AIB Group PLC	27,038	87,800
CRH PLC	3,199	128,605
James Hardie Industries PLC	59,622	1,196,911
Kingspan Group PLC	15,338	870,675

		2,283,991

Security	Shares	Value

Israel — 0.2%
Bank Hapoalim BM	63,381	$616,233
Bezeq The Israeli Telecommunication Corp. Ltd.	375,354	698,136
Israel Discount Bank Ltd., Class A	3,962	23,726
Nice Ltd.(a)	4,454	862,914
Teva Pharmaceutical Industries Ltd.(a)	37,744	331,937

		2,532,946

Italy — 2.5%
A2A SpA	193,195	259,376
Assicurazioni Generali SpA	51,950	921,562
Banca Mediolanum SpA	76,825	650,108
Banca Monte dei Paschi di Siena SpA(a)	73,042	144,111
Buzzi Unicem SpA	1,432	27,648
Davide Campari-Milano NV	10,316	108,723
Eni SpA	361,799	5,394,423
Ferrari NV	8,874	1,980,694
Intesa Sanpaolo SpA	1,114,173	2,473,757
Italgas SpA	54,102	318,394
Mediobanca Banca di Credito Finanziario SpA	191,540	1,851,016
MFE-MediaForEurope NV, Class A	119	50
MFE-MediaForEurope NV, Class B	11	6
Moncler SpA	9,254	482,356
Pirelli & C SpA(c)	333,016	1,486,568
Poste Italiane SpA(c)	191,320	1,882,901
PRADA SpA	22,100	121,731
Reply SpA	1,913	227,497
Snam SpA	1,172,381	5,984,666
UniCredit SpA	126,818	1,732,071
UnipolSai Assicurazioni SpA	70,531	179,938

		26,227,596

Japan — 20.5%
Acom Co. Ltd.	264,400	620,355
Advantest Corp.	8,900	605,758
Aisin Corp.	800	22,048
Alfresa Holdings Corp.	49,800	606,344
Amada Co. Ltd.	602,100	4,854,077
Aozora Bank Ltd.	2,500	47,269
Astellas Pharma, Inc.	454,000	7,041,372
Benesse Holdings, Inc.	191,900	2,790,132
Casio Computer Co. Ltd.	85,700	846,566
Central Japan Railway Co.	18,800	2,278,623
COMSYS Holdings Corp.	1,200	21,632
Cosmos Pharmaceutical Corp.	2,900	295,624
Daifuku Co. Ltd.	5,200	270,713
Dai-ichi Life Holdings, Inc.	241,100	4,471,968
Daikin Industries Ltd.	1,400	230,889
Daiwa House Industry Co. Ltd.	87,500	2,015,041
DMG Mori Co. Ltd.	141,400	1,909,886
Ebara Corp.	14,500	563,757
Fancl Corp.	6,100	114,806
FANUC Corp.	23,400	3,518,448
Fast Retailing Co. Ltd.	10,800	6,422,108
Fuji Media Holdings, Inc.	78,400	617,173
FUJIFILM Holdings Corp.	30,000	1,613,766
Hino Motors Ltd.(a)	42,600	193,602
Hitachi Ltd.	8,600	459,923
Honda Motor Co. Ltd.	396,200	9,656,029
Horiba Ltd.	17,200	790,553
Hoya Corp.	23,000	2,380,043
IHI Corp.	2,100	57,953
Inpex Corp.	212,500	2,341,671
ITOCHU Corp.	182,100	5,719,230
Itochu Techno-Solutions Corp.	27,000	664,685

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Japan Post Bank Co. Ltd.	262,100	$2,003,483
Japan Tobacco, Inc.	104,700	2,142,099
JGC Holdings Corp.	3,700	51,320
Kajima Corp.	68,800	778,497
Kakaku.com, Inc.	46,100	828,606
Kamigumi Co. Ltd.	29,100	594,248
Kandenko Co. Ltd.	23,400	148,181
Kao Corp.	1,300	52,029
KDDI Corp.	413,400	12,296,409
Kinden Corp.	22,000	236,346
Kubota Corp.	5,200	77,317
Lawson, Inc.	136,300	4,881,793
Lion Corp.	171,700	1,837,142
Makita Corp.	9,600	221,141
MatsukiyoCocokara & Co.	1,300	54,313
Mazda Motor Corp.	6,800	54,063
Medipal Holdings Corp.	16,200	216,358
Mitsubishi Corp.	357,100	12,026,828
Mitsubishi Electric Corp.	9,600	96,209
Mitsubishi Estate Co. Ltd.	101,000	1,426,177
Mitsubishi Gas Chemical Co., Inc.	104,700	1,508,156
Mitsubishi Heavy Industries Ltd.	2,700	107,468
Mitsubishi UFJ Financial Group, Inc.	40,200	219,233
Mitsui & Co. Ltd.	211,200	6,129,810
Mitsui Fudosan Co. Ltd.	225,300	4,567,526
MonotaRO Co. Ltd.	3,100	53,631
MS&AD Insurance Group Holdings, Inc.	47,000	1,395,021
Nabtesco Corp.	15,000	377,899
NEC Corp.	109,200	3,887,581
Nippon Kayaku Co. Ltd.	3,000	27,482
Nippon Steel Corp.	17,200	275,566
Nippon Telegraph & Telephone Corp.	182,600	5,063,317
Nippon Television Holdings, Inc.	4,600	35,565
Nissan Motor Co. Ltd.	90,400	326,162
Nissin Foods Holdings Co. Ltd.	300	22,862
Nitto Denko Corp.	59,300	3,746,628
Nomura Research Institute Ltd.	4,900	108,578
NSK Ltd.	20,600	114,790
Obayashi Corp.	51,700	386,513
Odakyu Electric Railway Co. Ltd.	1,600	21,121
Omron Corp.	97,300	5,060,694
Oracle Corp.. Japan	4,200	248,734
Oriental Land Co. Ltd.	2,400	346,921
Otsuka Corp.	15,500	521,699
Pigeon Corp.	7,600	113,895
Pola Orbis Holdings, Inc.	90,200	1,184,645
Recruit Holdings Co. Ltd.	225,000	7,279,934
Ricoh Co. Ltd.	132,200	1,050,125
Sankyu, Inc.	3,800	137,521
Santen Pharmaceutical Co. Ltd.	237,300	1,938,536
SCREEN Holdings Co. Ltd.	12,000	807,589
SCSK Corp.	7,100	114,986
Sega Sammy Holdings, Inc.	108,700	1,449,575
Sekisui Chemical Co. Ltd.	3,700	52,330
Seven & i Holdings Co. Ltd.	3,100	126,136
SG Holdings Co. Ltd.	15,500	241,680
Shimadzu Corp.	22,200	682,307
Shimamura Co. Ltd.	400	36,315
Shimizu Corp.	18,100	97,587
Shin-Etsu Chemical Co. Ltd.	16,900	2,186,949
Shiseido Co. Ltd.	26,900	1,148,898
SMC Corp.	2,100	958,253

Security	Shares	Value

Japan (continued)
SoftBank Corp.	203,500	$2,214,009
SoftBank Group Corp.	85,200	3,733,338
Sohgo Security Services Co. Ltd.	15,000	407,814
Sompo Holdings, Inc.	700	30,876
Sony Group Corp.	26,800	2,220,117
Sumitomo Chemical Co. Ltd.	1,471,400	5,364,482
Sumitomo Corp.	283,000	4,639,577
Sumitomo Heavy Industries Ltd.	3,700	78,917
Sumitomo Mitsui Financial Group, Inc.	203,800	6,917,124
Sumitomo Mitsui Trust Holdings, Inc.	1,900	60,934
Sundrug Co. Ltd.	27,800	742,000
Suzuken Co. Ltd.	1,200	32,332
Suzuki Motor Corp.	40,600	1,464,603
Sysmex Corp.	6,300	387,047
T&D Holdings, Inc.	86,600	1,052,825
Taisho Pharmaceutical Holdings Co. Ltd.	1,100	44,968
Takeda Pharmaceutical Co. Ltd.	432,300	12,711,017
TBS Holdings, Inc.	2,300	26,372
Terumo Corp.	59,500	1,768,320
Tokyo Electron Ltd.	5,000	1,696,858
Toshiba Corp.	27,600	941,304
TOTO Ltd.	900	31,406
Toyota Industries Corp.	4,900	281,100
Toyota Motor Corp.	187,600	2,761,793
Trend Micro, Inc.	16,800	843,023
Tsuruha Holdings, Inc.	82,000	5,309,975
Yamada Holdings Co. Ltd.	393,500	1,363,823
Yaskawa Electric Corp.	50,300	1,655,397
ZOZO, Inc.	20,000	504,933

		217,511,105

Luxembourg — 0.5%
ArcelorMittal SA	205,754	5,641,592
SES SA	9	62

		5,641,654

Macau — 0.0%
Wynn Macau Ltd.(a)	213,200	163,311

Netherlands — 6.9%
Aalberts NV	2,041	81,549
ABN AMRO Bank NV, CVA(c)	37,624	485,196
Adyen NV(a)(c)	377	593,895
Argenx SE(a)	2,546	1,030,454
ASML Holding NV	28,880	17,631,822
ASR Nederland NV	50,729	2,321,802
Heineken NV	5,918	548,089
IMCD NV	9,112	1,347,704
JDE Peet’s NV	4,472	138,530
Koninklijke DSM NV	16,668	2,161,895
Koninklijke Philips NV	613,263	9,189,514
Koninklijke Vopak NV	16,891	501,337
Randstad NV	6,685	387,218
Shell PLC	763,661	22,349,144
Signify NV(c)	2,110	72,066
Stellantis NV	425,147	6,706,894
Wolters Kluwer NV	68,818	7,584,462

		73,131,571

Norway — 1.4%
Aker BP ASA	78,676	2,737,144
DNB Bank ASA	510,504	9,968,174
Equinor ASA	7,059	271,848
Gjensidige Forsikring ASA	3,664	70,729
Kongsberg Gruppen ASA	6,284	260,615

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Mowi ASA	16,409	$257,144
Var Energi ASA	317,568	1,172,331

		14,737,985

Singapore — 1.6%
ComfortDelGro Corp. Ltd.	149,700	136,183
Jardine Cycle & Carriage Ltd.	272,600	6,080,015
Mapletree Industrial Trust	51,000	84,025
Mapletree Pan Asia Commercial Trust	623,300	788,664
Oversea-Chinese Banking Corp. Ltd.	240,200	2,213,845
SATS Ltd.(a)	69,300	136,586
Singapore Telecommunications Ltd.	1,054,500	2,119,991
STMicroelectronics NV	86,229	3,337,658
Suntec Real Estate Investment Trust	53,300	54,795
United Overseas Bank Ltd.	83,600	1,927,605

		16,879,367

South Africa — 0.4%
Anglo American PLC	103,649	4,309,219

Spain — 1.1%
Acciona SA(b)	11,248	2,200,169
ACS Actividades de Construccion y Servicios SA	1,560	44,277
Amadeus IT Group SA(a)	13,513	730,614
Banco Bilbao Vizcaya Argentaria SA	429,617	2,531,752
Banco Santander SA	953,146	2,844,031
Bankinter SA	4,197	27,604
Grifols SA, Class A(a)	50,906	545,405
Iberdrola SA	195,535	2,209,042
Mapfre SA	29,699	56,478
Repsol SA	23,878	368,684

		11,558,056

Sweden — 2.6%
Atlas Copco AB, A Shares	252,836	3,151,577
Atlas Copco AB, B Shares	131,988	1,498,488
Boliden AB	13,319	503,103
EQT AB	19,846	455,526
Fastighets AB Balder, B Shares(a)	8,422	37,861
Industrivarden AB, A Shares	73,722	1,902,624
Industrivarden AB, C Shares	201,303	5,156,711
Investor AB, A Shares	33,577	646,514
Investor AB, B Shares	347,466	6,466,643
L E Lundbergforetagen AB, B Shares	5,627	245,840
Saab AB, Class B	133,665	4,972,381
Tele2 AB, B Shares	44,672	396,834
Telefonaktiebolaget LM Ericsson, B Shares	206,386	1,302,639
Volvo AB, B Shares	12,540	230,380
Volvo Car AB, Class B(a)	36,107	180,930

		27,148,051

Switzerland — 8.2%
ABB Ltd., Registered Shares	82,016	2,577,614
Alcon, Inc.	37,412	2,579,918
Baloise Holding AG, Registered Shares	1,869	282,671
Belimo Holding AG, Registered Shares	69	31,911
Chocoladefabriken Lindt & Spruengli AG	432	4,544,347
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	3	308,966
Cie Financiere Richemont SA, Registered Shares	16,204	2,148,132
Clariant AG, Registered Shares	8,830	143,486
Flughafen Zurich AG, Registered Shares(a)	2,291	380,934
Geberit AG, Registered Shares	1,935	927,550
Givaudan SA, Registered Shares	2,017	6,818,824
Helvetia Holding AG, Registered Shares	4,497	505,734

Security	Shares	Value

Switzerland (continued)
Holcim AG	12,423	$648,975
Medmix AG(c)	2	35
Nestlé SA, Registered Shares	141,745	16,871,001
Novartis AG, Registered Shares	233,309	20,753,898
Roche Holding AG	2,898	1,164,169
Roche Holding AG, NVS	26,070	8,515,085
Sonova Holding AG, Registered Shares	974	252,908
Swatch Group AG	17,631	4,717,825
Temenos AG, Registered Shares	34,941	2,153,176
UBS Group AG, Registered Shares	321,847	5,938,943
VAT Group AG(c)	3,439	963,864
Zurich Insurance Group AG	7,020	3,372,668

		86,602,634

United Kingdom — 12.6%
Ashtead Group PLC	5,000	305,173
AstraZeneca PLC	101,568	13,746,280
Auto Trader Group PLC(c)	73,040	504,218
Barclays PLC	1,185,978	2,319,859
Bellway PLC	17,527	425,891
BP PLC	2,451,524	14,639,849
British American Tobacco PLC	355,266	14,566,617
BT Group PLC	2,802,156	4,123,405
Centrica PLC	953,912	1,101,219
CK Hutchison Holdings Ltd.	38,000	220,903
Close Brothers Group PLC	15	194
Croda International PLC	6,432	531,896
Diageo PLC	220,628	10,189,042
Direct Line Insurance Group PLC	219,470	555,395
Dunelm Group PLC	24	291
easyJet PLC(a)	7,373	35,433
Experian PLC	150,490	5,324,524
Ferguson PLC	6,499	736,798
GSK PLC	814,966	13,857,735
Halma PLC	1,321	35,041
Hargreaves Lansdown PLC	16,193	166,844
HSBC Holdings PLC	559,333	3,426,889
IG Group Holdings PLC	51,564	512,935
IMI PLC	34,631	569,534
Intertek Group PLC	135,029	6,620,423
Lloyds Banking Group PLC	7,586,873	4,329,173
Man Group PLC	12,781	32,409
National Grid PLC	472,263	5,809,344
Reckitt Benckiser Group PLC	21,498	1,542,772
RELX PLC	105,314	2,953,104
Rightmove PLC	391,500	2,656,628
Sage Group PLC	10,630	103,105
Segro PLC	5,212	50,438
Smiths Group PLC	149,870	2,884,446
Spectris PLC	26,641	1,031,444
Spirax-Sarco Engineering PLC	5,746	784,740
SSE PLC	226,715	4,702,195
Standard Chartered PLC	68,564	510,736
Subsea 7 SA	39	444
Tesco PLC	782,877	2,157,022
Travis Perkins PLC	8,082	90,742
Tritax Big Box REIT PLC	51,807	90,546
Unilever PLC	161,493	8,074,835
UNITE Group PLC	2,279	25,522
Vodafone Group PLC	1,417,130	1,569,703

		133,915,736

Total Common Stocks — 97.4% (Cost: $938,038,688)		1,033,915,558

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — —%

Germany — 0.0%
FUCHS PETROLUB SE	9,210	$322,609

Total Preferred Securities — 0.0% (Cost: $297,701)		322,609

Rights

France — 0.0%
ALD SA(a)	19	16

Total Rights — 0.0% (Cost: $ —)		16

Total Long-Term Investments — 97.4% (Cost: $938,336,389)		1,034,238,183

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(f)(g)	21,217,796	21,217,796
SL Liquidity Series, LLC, Money Market Series, 4.05%(f)(g)(h)	1,711,874	1,711,189

Total Short-Term Securities — 2.2% (Cost: $22,928,699)		22,928,985

Total Investments — 99.6% (Cost: $961,265,088)		1,057,167,168

Other Assets Less Liabilities — 0.4%		4,027,365

Net Assets — 100.0%		$1,061,194,533

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $168,352, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,534,364	$683,432	(a)	$—		$—	$—	$21,217,796	21,217,796	$213,855		$—
SL Liquidity Series, LLC, Money Market Series	6,246,194	—		(4,533,401	)(a)	(1,010)	(594)	1,711,189	1,711,874	13,292	(b)	—

						$(1,010)	$(594)	$22,928,985		$227,147		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage International Fund

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	253	12/16/22	$25,044	$1,856,963

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,856,963	$—	$—	$—	$1,856,963

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,535,177)	$—	$—	$—	$(2,535,177)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,641,776	$—	$—	$—	$1,641,776

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$22,388,575

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$91,278,572	$—	$91,278,572
Austria	—	4,188,440	—	4,188,440
Belgium	—	22,322,040	—	22,322,040
China	—	2,215,882	—	2,215,882
Denmark	257,277	32,489,876	—	32,747,153
Finland	—	3,451,792	—	3,451,792
France	—	118,198,315	—	118,198,315
Germany	—	101,686,782	—	101,686,782
Hong Kong	—	35,015,008	—	35,015,008
India	—	—	168,352	168,352

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage International Fund

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Ireland	$—	$2,283,991	$—	$2,283,991
Israel	—	2,532,946	—	2,532,946
Italy	—	26,227,596	—	26,227,596
Japan	—	217,511,105	—	217,511,105
Luxembourg	—	5,641,654	—	5,641,654
Macau	—	163,311	—	163,311
Netherlands	—	73,131,571	—	73,131,571
Norway	—	14,737,985	—	14,737,985
Singapore	—	16,879,367	—	16,879,367
South Africa	—	4,309,219	—	4,309,219
Spain	—	11,558,056	—	11,558,056
Sweden	—	27,148,051	—	27,148,051
Switzerland	—	86,602,634	—	86,602,634
United Kingdom	485	133,915,251	—	133,915,736
Preferred Securities	—	322,609	—	322,609
Rights	16	—	—	16
Short-Term Securities
Money Market Funds	21,217,796	—	—	21,217,796

	$21,475,574	$1,033,812,053	$168,352	1,055,455,979

Investments valued at NAV(a)				1,711,189

				$1,057,167,168

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,856,963	$—	$—	$1,856,963

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
General Dynamics Corp.	19,984	$5,043,762
HEICO Corp.	3,861	626,679
Lockheed Martin Corp.	20,413	9,904,183

		15,574,624

Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	39,886	7,567,571

Auto Components — 0.1%
Lear Corp.	5,609	809,042

Automobiles — 2.7%
Tesla, Inc.(a)	127,798	24,882,271

Beverages — 2.6%
Brown-Forman Corp., Class B, NVS	17,605	1,285,517
PepsiCo, Inc.	118,243	21,935,259

		23,220,776

Biotechnology — 2.7%
AbbVie, Inc.	59,540	9,596,657
Amgen, Inc.	30,977	8,871,813
BioMarin Pharmaceutical, Inc.(a)	10,282	1,038,276
Blueprint Medicines Corp.(a)	18,587	888,273
Exact Sciences Corp.(a)	8,796	395,380
Exelixis, Inc.(a)	4,625	78,995
Novavax, Inc.(a)	23,156	381,843
Seagen, Inc.(a)	12,326	1,496,253
Ultragenyx Pharmaceutical, Inc.(a)	5,807	210,794
Vertex Pharmaceuticals, Inc.(a)	3,666	1,159,922

		24,118,206

Building Products — 0.2%
Builders FirstSource, Inc.(a)	14,403	920,784
Trane Technologies PLC	3,414	609,126

		1,529,910

Capital Markets — 0.3%
Blackstone, Inc., NVS	2,687	245,941
Cboe Global Markets, Inc.	15,945	2,022,464
Charles Schwab Corp.	2,964	244,649
CME Group, Inc.	960	169,440
Intercontinental Exchange, Inc.	1,195	129,430

		2,811,924

Chemicals — 1.7%
Cabot Corp.	1	74
Corteva, Inc.	26,226	1,761,338
Ecolab, Inc.	46,216	6,924,543
FMC Corp.	11,814	1,543,381
Linde PLC	8,003	2,692,849
Sherwin-Williams Co.	8,307	2,069,938
Valvoline, Inc.	5,465	180,236

		15,172,359

Commercial Services & Supplies — 0.2%
Tetra Tech, Inc.	8,220	1,270,730
Waste Management, Inc.	3,244	544,083

		1,814,813

Communications Equipment — 0.0%
Juniper Networks, Inc.	5,980	198,775

Construction & Engineering — 0.1%
AECOM	11,764	999,940

Security	Shares	Value

Consumer Finance — 1.5%
American Express Co.	72,568	$11,435,991
Discover Financial Services	13,703	1,484,857
Synchrony Financial	7,594	285,383

		13,206,231

Diversified Consumer Services — 0.1%
H&R Block, Inc.	22,826	997,724

Diversified Financial Services — 0.1%
Voya Financial, Inc.	18,395	1,213,702

Electrical Equipment — 0.0%
Eaton Corp. PLC	876	143,182

Electronic Equipment, Instruments & Components — 1.8%
CDW Corp.	24,094	4,545,092
Flex Ltd.(a)	304,526	6,693,482
Jabil, Inc.	14,506	1,047,188
TE Connectivity Ltd.	31,406	3,960,925

		16,246,687

Energy Equipment & Services — 0.3%
Halliburton Co.	55,579	2,105,888
Schlumberger Ltd.	19,111	985,172

		3,091,060

Entertainment — 0.2%
Live Nation Entertainment, Inc.(a)	3,902	283,910
Spotify Technology SA(a)	20,410	1,620,962

		1,904,872

Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	2,544	562,860
Crown Castle, Inc.	16,098	2,276,740
Essex Property Trust, Inc.	4,253	937,276
Prologis, Inc.	5,374	633,003
SBA Communications Corp.	7,022	2,101,685
Simon Property Group, Inc.	34,990	4,179,206

		10,690,770

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	17,848	9,624,534
Kroger Co.	2,217	109,054

		9,733,588

Food Products — 0.9%
Hershey Co.	32,187	7,569,417
Tyson Foods, Inc., Class A	3,694	244,838

		7,814,255

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	20,591	2,215,180
Becton Dickinson and Co.	21,644	5,396,715
Boston Scientific Corp.(a)	40,106	1,815,599
Edwards Lifesciences Corp.(a)	25,339	1,957,438
IDEXX Laboratories, Inc.(a)	7,074	3,012,604
Medtronic PLC	6,053	478,429

		14,875,965

Health Care Providers & Services — 4.3%
AmerisourceBergen Corp.	24,886	4,247,792
Cigna Corp.	33,545	11,032,615
Elevance Health, Inc.	3,751	1,998,983
UnitedHealth Group, Inc.	39,757	21,777,294

		39,056,684

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.4%
Teladoc Health, Inc.(a)	31,637	$901,971
Veeva Systems, Inc., Class A(a)	11,963	2,277,277

		3,179,248

Hotels, Restaurants & Leisure — 1.0%
Airbnb, Inc., Class A(a)	2,557	261,172
Booking Holdings, Inc.(a)	137	284,885
Domino’s Pizza, Inc.	1,719	668,227
Marriott International, Inc., Class A	5,036	832,703
Starbucks Corp.	1,560	159,432
Travel + Leisure Co.	175,473	6,820,635
Yum! Brands, Inc.	688	88,518

		9,115,572

Household Durables — 0.1%
TopBuild Corp.(a)	4,905	755,762

Household Products — 1.4%
Colgate-Palmolive Co.	68,629	5,317,375
Procter & Gamble Co.	49,655	7,406,540

		12,723,915

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp.	5,059	123,085

Insurance — 1.4%
Aon PLC, Class A	2,921	900,486
Marsh & McLennan Cos., Inc.	69,058	11,959,464

		12,859,950

Interactive Media & Services — 5.4%
Alphabet, Inc., Class A(a)	224,724	22,694,877
Alphabet, Inc., Class C, NVS(a)	226,034	22,931,149
Meta Platforms, Inc., Class A(a)	18,747	2,214,021
Snap, Inc., Class A, NVS(a)	105,354	1,086,200

		48,926,247

Internet & Direct Marketing Retail — 5.4%
Amazon.com, Inc.(a)	432,757	41,778,361
Coupang, Inc.(a)(b)	21,238	413,716
eBay, Inc.	123,213	5,598,798
Etsy, Inc.(a)	1,686	222,704
MercadoLibre, Inc.(a)	1,284	1,195,385

		49,208,964

IT Services — 7.1%
Accenture PLC, Class A	33,690	10,138,332
Automatic Data Processing, Inc.	41,823	11,047,127
Cognizant Technology Solutions Corp., Class A	52,628	3,273,988
Gartner, Inc.(a)	13,284	4,654,315
Mastercard, Inc., Class A	43,145	15,376,878
Paychex, Inc.	12,668	1,571,212
PayPal Holdings, Inc.(a)	41,939	3,288,437
Visa, Inc., Class A	71,218	15,454,306

		64,804,595

Life Sciences Tools & Services — 2.7%
Agilent Technologies, Inc.	56,302	8,725,684
Bruker Corp.	11,273	759,913
Danaher Corp.	14,724	4,025,689
Mettler-Toledo International, Inc.(a)	1,883	2,767,181
Thermo Fisher Scientific, Inc.	12,603	7,060,453
West Pharmaceutical Services, Inc.	5,586	1,310,811

		24,649,731

Machinery — 2.2%
Caterpillar, Inc.	455	107,567
Deere & Co.	15,838	6,984,558

Security	Shares	Value

Machinery (continued)
Illinois Tool Works, Inc.	6,034	$1,372,554
Otis Worldwide Corp.	5,717	446,440
PACCAR, Inc.	47,316	5,011,238
Timken Co.	41,185	3,129,236
Xylem, Inc.	26,043	2,925,931

		19,977,524

Media — 0.8%
Fox Corp., Class A, NVS	234,225	7,600,601

Multiline Retail — 0.5%
Dollar General Corp.	485	124,005
Target Corp.	27,318	4,564,018

		4,688,023

Multi-Utilities — 0.4%
DTE Energy Co.	31,815	3,690,858

Oil, Gas & Consumable Fuels — 1.1%
APA Corp.	2,131	99,837
Chevron Corp.	7,665	1,405,071
Devon Energy Corp.	8,993	616,200
EOG Resources, Inc.	30,323	4,303,744
Exxon Mobil Corp.	6,110	680,288
Marathon Petroleum Corp.	17,848	2,174,065
Ovintiv, Inc.	9,007	502,230

		9,781,435

Pharmaceuticals — 1.9%
Eli Lilly & Co.	44,347	16,456,285
Merck & Co., Inc.	8,023	883,493

		17,339,778

Professional Services — 0.0%
KBR, Inc.	4,012	207,300

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	163	6,096

Road & Rail — 1.4%
CSX Corp.	69,421	2,269,373
Landstar System, Inc.	5,980	1,034,420
Lyft, Inc., Class A(a)	59,209	664,325
Uber Technologies, Inc.(a)	125,378	3,653,515
Union Pacific Corp.	21,333	4,638,434

		12,260,067

Semiconductors & Semiconductor Equipment — 7.0%
Advanced Micro Devices, Inc.(a)	12,314	955,936
Analog Devices, Inc.	59,621	10,249,446
Applied Materials, Inc.	29,653	3,249,969
Enphase Energy, Inc.(a)	7,553	2,421,416
Intel Corp.	78,202	2,351,534
KLA Corp.	14,308	5,625,190
Lam Research Corp.	11,941	5,640,690
Lattice Semiconductor Corp.(a)	29,219	2,128,020
Marvell Technology, Inc.	10,239	476,318
Monolithic Power Systems, Inc.	2,919	1,114,941
NVIDIA Corp.	115,391	19,527,619
NXP Semiconductors NV	10,848	1,907,512
QUALCOMM, Inc.	51,113	6,465,284
Semtech Corp.(a)	24,130	741,756
Silicon Laboratories, Inc.(a)	3,837	558,053
Texas Instruments, Inc.	3,112	561,592

		63,975,276

Software — 16.9%
Adobe, Inc.(a)	28,423	9,803,945

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
ANSYS, Inc.(a)	933	$237,262
Atlassian Corp. Ltd., Class A(a)	6,311	830,212
Autodesk, Inc.(a)	6,207	1,253,504
Bill.com Holdings, Inc.(a)	4,842	583,074
Box, Inc., Class A(a)	56,205	1,542,827
Cadence Design Systems, Inc.(a)	26,613	4,578,500
Ceridian HCM Holding, Inc.(a)	10,962	750,239
Crowdstrike Holdings, Inc., Class A(a)	21,022	2,473,238
DocuSign, Inc.(a)	27,564	1,297,437
Dynatrace, Inc.(a)	2,455	95,131
FreedomPay, Inc.(a)(c)	43,051	—
HubSpot, Inc.(a)	7,686	2,329,089
Intuit, Inc.	22,150	9,028,119
Manhattan Associates, Inc.(a)	13,975	1,760,012
Microsoft Corp.	340,244	86,809,854
Palo Alto Networks, Inc.(a)	16,132	2,740,827
Paycom Software, Inc.(a)	8,638	2,929,146
Paylocity Holding Corp.(a)	8,363	1,821,712
Rapid7, Inc.(a)	1,940	57,036
RingCentral, Inc., Class A(a)	64,170	2,378,140
Salesforce, Inc.(a)	34,897	5,592,244
ServiceNow, Inc.(a)	16,845	7,012,574
Splunk, Inc.(a)	8,434	655,153
Synopsys, Inc.(a)	396	134,458
VMware, Inc., Class A(a)	4,469	542,939
Workday, Inc., Class A(a)	21,728	3,648,131
Zscaler, Inc.(a)	21,234	2,833,677

		153,718,480

Specialty Retail — 3.2%
AutoZone, Inc.(a)	910	2,346,890
Bath & Body Works, Inc.	14,450	614,125
Home Depot, Inc.	42,483	13,764,067
Lowe’s Cos., Inc.(b)	38,745	8,235,250
Ulta Beauty, Inc.(a)	8,075	3,753,583
Williams-Sonoma, Inc.	1,968	230,059

		28,943,974

Technology Hardware, Storage & Peripherals — 11.2%
Apple Inc.	662,429	98,059,365
Dell Technologies, Inc., Class C	39,814	1,783,269

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	4,944	$148,518
NetApp, Inc.	2,084	140,899
Pure Storage, Inc., Class A(a)	42,062	1,227,790

		101,359,841

Textiles, Apparel & Luxury Goods — 0.8%
Deckers Outdoor Corp.(a)	539	214,996
Lululemon Athletica, Inc.(a)	16,767	6,376,658
Ralph Lauren Corp.	9,465	1,070,681

		7,662,335

Trading Companies & Distributors — 0.3%
SiteOne Landscape Supply, Inc.(a)	16,315	2,048,022
WW Grainger, Inc.	1,206	727,290

		2,775,312

Total Long-Term Investments — 98.8% (Cost: $639,685,734)		898,008,900

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(d)(e)	8,430,406	8,430,406
SL Liquidity Series, LLC, Money Market Series, 4.05%(d)(e)(f)	5,916,672	5,914,306

Total Short-Term Securities — 1.6% (Cost: $14,344,077)		14,344,712

Total Investments — 100.4% (Cost: $654,029,811)		912,353,612

Liabilities in Excess of Other Assets — (0.4)%		(4,016,017)

Net Assets — 100.0%		$908,337,595

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,039,456	$390,950	(a)	$—	$—	$—	$8,430,406	8,430,406	$103,572		$—
SL Liquidity Series, LLC, Money Market Series	1,498,897	4,413,907	(a)	—	912	590	5,914,306	5,916,672	3,901	(b)	—

					$912	$590	$14,344,712		$107,473		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Growth Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NASDAQ 100 E-Mini Index	43	12/16/22	$10,356	$583,798

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$583,798	$—	$—	$—	$583,798

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,369,177)	$—	$—	$—	$(1,369,177)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$904,128	$—	$—	$—	$904,128

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,969,415

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Growth Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$898,008,900	$—	$—	$898,008,900
Short-Term Securities
Money Market Funds	8,430,406	—	—	8,430,406

	$906,439,306	$—	$—	906,439,306

Investments valued at NAV(a)				5,914,306

				$912,353,612

Derivative Financial Instruments(b)
Assets
Equity Contracts	$583,798	$—	$—	$583,798

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
AAR Corp.(a)	9,813	$456,893
Aerojet Rocketdyne Holdings, Inc.(a)	60,741	3,158,532
Astra Space, Inc.(a)(b)	187,417	92,603
Astronics Corp.(a)	87,253	732,925
HEICO Corp., Class A(b)	7,791	987,743
Kratos Defense & Security Solutions, Inc.(a)	197,378	1,879,039
Moog, Inc., Class A	205,366	17,873,003
Parsons Corp.(a)	170,807	8,454,946
V2X, Inc.(a)	50,938	2,058,405

		35,694,089

Air Freight & Logistics — 0.7%
Forward Air Corp.	20,076	2,255,940
Hub Group, Inc., Class A(a)	297,845	25,063,657
Radiant Logistics, Inc.(a)	2,988	15,956

		27,335,553

Airlines — 0.2%
Allegiant Travel Co.(a)	24,197	1,998,914
Hawaiian Holdings, Inc.(a)	1,126	15,651
SkyWest, Inc.(a)	9,446	174,279
Spirit Airlines, Inc.(a)(b)	171,753	3,728,758
Wheels Up Experience, Inc.(a)(b)	681,394	872,184

		6,789,786

Auto Components — 1.4%
Adient PLC(a)	139,957	5,449,926
Cooper-Standard Holdings, Inc.(a)	80,892	571,906
Dana, Inc.	195,453	3,441,927
Dorman Products, Inc.(a)	1,811	162,338
Fox Factory Holding Corp.(a)	33,622	3,567,294
Goodyear Tire & Rubber Co.(a)	326,581	3,664,239
LCI Industries	68,473	6,769,241
Modine Manufacturing Co.(a)	200,436	4,243,230
Patrick Industries, Inc.	60,245	3,369,503
Spruce Power Holding Corp.(a)	883	848
Standard Motor Products, Inc.	15,984	613,945
Visteon Corp.(a)	146,324	21,480,363

		53,334,760

Automobiles — 0.2%
Cenntro Electric Group Ltd.(a)	7,710	4,811
Winnebago Industries, Inc.	155,607	9,117,014

		9,121,825

Banks — 8.7%
1st Source Corp.(b)	22,259	1,270,989
Amalgamated Financial Corp.(b)	102,312	2,728,661
Ameris Bancorp	30,610	1,618,657
Associated Banc-Corp.	638,643	15,710,618
BancFirst Corp.	24,387	2,486,011
BankFinancial Corp.	47,619	469,523
Bankwell Financial Group, Inc.	1,148	33,969
Bar Harbor Bankshares	5,243	158,706
Cadence Bank	213,672	6,162,300
Capital Bancorp, Inc.	416	10,325
Capital City Bank Group, Inc.	169,256	5,957,811
Capstar Financial Holdings, Inc.(b)	100,517	1,799,254
Carter Bankshares, Inc.(a)	39,227	727,269
Cathay General Bancorp	52,313	2,430,985
CNB Financial Corp.	12,383	316,386
Coastal Financial Corp.(a)	4,650	232,128
Colony Bankcorp, Inc.	1,929	26,447
Community Trust Bancorp, Inc.	61,180	2,931,134

Security	Shares	Value

Banks (continued)
ConnectOne Bancorp, Inc.	42,294	$1,109,795
Customers Bancorp, Inc.(a)	17,542	566,080
Enterprise Bancorp, Inc.(b)	1,190	41,626
Equity Bancshares, Inc., Class A(b)	4,254	155,526
Farmers National Banc Corp.	11,621	176,755
FB Financial Corp.	263,982	11,301,069
Financial Institutions, Inc.	40,108	1,015,535
First Bancshares, Inc.(b)	124,459	4,255,253
First Bank/Hamilton NJ	2,298	35,251
First Business Financial Services, Inc.	40,614	1,556,328
First Commonwealth Financial Corp.	70,246	1,034,021
First Community Bankshares, Inc.	68,993	2,549,291
First Financial Corp.	75,287	3,619,046
First Financial Northwest, Inc.	124,456	1,889,242
First Foundation, Inc.	87,125	1,220,621
First of Long Island Corp.	17,948	349,089
First United Corp.	32,938	677,205
Fulton Financial Corp.	1,116,399	20,753,857
Hancock Whitney Corp.(b)	757,207	41,525,232
HarborOne Bancorp, Inc.	30,376	444,401
HBT Financial, Inc.	155,108	3,047,872
Heartland Financial U.S.A., Inc.	785,378	38,318,593
Heritage Commerce Corp.	213,749	3,037,373
HomeTrust Bancshares, Inc.	53,811	1,377,562
Horizon Bancorp, Inc.	198,460	3,226,960
Independent Bank Corp.	126,016	3,092,433
Independent Bank Group, Inc.	54,910	3,620,765
Lakeland Bancorp, Inc.	301,498	5,631,983
Mercantile Bank Corp.	58,745	2,044,913
Meridian Corp.	220	7,421
Metropolitan Bank Holding Corp.(a)	18,830	1,196,458
Mid Penn Bancorp, Inc.	99,877	3,295,941
Midland States Bancorp, Inc.	269,161	7,243,123
MidWestOne Financial Group, Inc.	14,208	495,717
National Bank Holdings Corp., Class A	11,812	549,376
Northrim BanCorp, Inc.	120,320	6,690,995
OceanFirst Financial Corp.	875,100	20,442,336
Old National Bancorp	364,451	6,964,659
Origin Bancorp, Inc.	115,279	4,717,217
PCB Bancorp	1,660	30,909
Peapack-Gladstone Financial Corp.	99,425	4,098,299
Premier Financial Corp.	283,591	8,275,185
Republic Bancorp, Inc., Class A	35,023	1,543,464
Republic First Bancorp, Inc.(a)	1,353,987	3,452,667
Riverview Bancorp, Inc.	229,240	1,739,932
Sandy Spring Bancorp, Inc.	338,219	11,776,786
Seacoast Banking Corp. of Florida	6,760	232,409
Sierra Bancorp	92,196	1,995,121
Simmons First National Corp., Class A	25,997	603,390
SmartFinancial, Inc.	39,803	1,193,294
South Plains Financial, Inc.	77,229	2,391,010
Southern First Bancshares, Inc.(a)	26,302	1,301,949
Summit Financial Group, Inc.	16,031	454,639
Texas Capital Bancshares, Inc.(a)(b)	19,323	1,159,187
Towne Bank	213,716	6,903,027
UMB Financial Corp.	74,702	6,388,515
Unity Bancorp, Inc.	1,563	44,561
Univest Financial Corp.	113,676	3,206,800
Veritex Holdings, Inc.	70,741	2,310,401
Washington Federal, Inc.	81,705	2,881,735
Washington Trust Bancorp, Inc.	58,519	2,911,905

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
WesBanco, Inc.	500,275	$20,236,124
Wintrust Financial Corp.	27,930	2,553,640

		342,033,042

Beverages — 0.9%
Coca-Cola Consolidated, Inc.	9,129	4,489,642
Duckhorn Portfolio, Inc.(a)(b)	19,146	307,485
MGP Ingredients, Inc.	66,052	8,260,463
Primo Water Corp.	1,411,443	22,089,083

		35,146,673

Biotechnology — 7.4%
2seventy bio, Inc.(a)	39,311	616,003
4D Molecular Therapeutics, Inc.(a)(b)	79,572	1,923,255
89bio, Inc.(a)	198,995	1,591,960
ACADIA Pharmaceuticals, Inc.(a)(b)	225,006	3,505,594
ADMA Biologics, Inc.(a)(b)	151,789	506,975
Adverum Biotechnologies, Inc.(a)(b)	518,430	347,296
Agenus, Inc.(a)	845,932	2,284,016
Agios Pharmaceuticals, Inc.(a)(b)	144,577	4,357,551
Albireo Pharma, Inc.(a)	24,967	551,271
Alector, Inc.(a)(b)	448,925	3,811,373
Alkermes PLC(a)	528,768	13,102,871
Allakos, Inc.(a)	223,411	1,843,141
Allogene Therapeutics, Inc.(a)(b)	466,084	4,595,588
Allovir, Inc.(a)	20,066	150,696
Alpine Immune Sciences, Inc.(a)	1,000	6,280
ALX Oncology Holdings, Inc.(a)(b)	13,822	153,424
Anika Therapeutics, Inc.(a)	27,066	853,662
Apellis Pharmaceuticals, Inc.(a)	175,737	8,774,548
Applied Molecular Transport, Inc.(a)	65,272	68,536
Arcturus Therapeutics Holdings, Inc.(a)(b)	74,300	1,370,092
Arcus Biosciences, Inc.(a)	59,868	2,105,558
Arcutis Biotherapeutics, Inc.(a)(b)	62,084	1,069,707
ARS Pharmaceuticals, Inc.(a)	18,285	113,733
Atara Biotherapeutics, Inc.(a)	419,778	1,901,594
Atossa Therapeutics, Inc.(a)(b)	475,215	356,411
Avidity Biosciences, Inc.(a)(b)	116,847	1,360,099
Avita Medical, Inc.(a)	1,282	8,525
Avrobio, Inc.(a)	318,078	289,101
Beam Therapeutics, Inc.(a)(b)	110,349	5,097,020
Beyondspring, Inc.(a)(b)	9,468	5,491
BioAtla, Inc.(a)	110,406	1,215,570
Biomea Fusion, Inc.(a)	5,814	41,803
Bioxcel Therapeutics, Inc.(a)(b)	37,409	619,867
Black Diamond Therapeutics, Inc.(a)(b)	102,286	215,823
Bluebird Bio, Inc.(a)	321,059	2,501,050
Blueprint Medicines Corp.(a)	267,091	12,764,279
Bridgebio Pharma, Inc.(a)	451,359	4,229,234
C4 Therapeutics, Inc.(a)	90,727	777,530
CareDx, Inc.(a)	43,111	558,287
Coherus Biosciences, Inc.(a)	567,899	3,895,787
Concert Pharmaceuticals, Inc.(a)	23,364	112,614
Cue Biopharma, Inc.(a)	24,211	93,454
Cullinan Oncology, Inc.(a)(b)	25,173	312,900
Curis, Inc.(a)	268,175	216,390
Cyteir Therapeutics, Inc.(a)	2,314	3,332
Cytokinetics, Inc.(a)	42,473	1,805,103
Deciphera Pharmaceuticals, Inc.(a)	481,650	7,663,052
Denali Therapeutics, Inc.(a)	328,789	10,491,657
Dyne Therapeutics, Inc.(a)(b)	89,958	1,052,509
Editas Medicine, Inc.(a)(b)	458,598	4,861,139
Eiger BioPharmaceuticals, Inc.(a)	3,312	15,036
Emergent BioSolutions, Inc.(a)	287,340	3,534,282

Security	Shares	Value

Biotechnology (continued)
Enanta Pharmaceuticals, Inc.(a)	96,206	$4,212,861
Fate Therapeutics, Inc.(a)	525,611	10,943,221
FibroGen, Inc.(a)(b)	178,094	2,559,211
Foghorn Therapeutics, Inc.(a)	601	4,057
Frequency Therapeutics, Inc.(a)	399,434	886,744
G1 Therapeutics, Inc.(a)(b)	185,389	1,104,918
Gossamer Bio, Inc.(a)(b)	279,252	2,390,397
Gritstone bio, Inc.(a)	74,017	217,610
Halozyme Therapeutics, Inc.(a)	116,107	6,648,287
Harpoon Therapeutics, Inc.(a)	176,944	121,224
Heron Therapeutics, Inc.(a)(b)	843,491	2,285,861
Homology Medicines, Inc.(a)(b)	238,568	367,395
Humacyte, Inc.(a)	979	3,054
Icosavax, Inc.(a)	5,278	17,629
IGM Biosciences, Inc.(a)	2,232	49,126
ImmunoGen, Inc.(a)	51,272	266,102
Inhibrx, Inc.(a)	28,256	847,115
Inovio Pharmaceuticals, Inc.(a)(b)	740,764	1,511,159
Inozyme Pharma, Inc.(a)	148,806	215,769
Insmed, Inc.(a)(b)	266,114	4,920,448
Intellia Therapeutics, Inc.(a)	175,486	9,030,510
Intercept Pharmaceuticals, Inc.(a)	242,281	3,612,410
Ironwood Pharmaceuticals, Inc.(a)	834,345	10,103,918
iTeos Therapeutics, Inc.(a)	55,571	1,119,756
Jounce Therapeutics, Inc.(a)	2,088	1,837
Karuna Therapeutics, Inc.(a)	20,938	4,926,921
Karyopharm Therapeutics, Inc.(a)	665,807	3,522,119
Kiniksa Pharmaceuticals Ltd., Class A(a)	425,763	7,165,591
Kinnate Biopharma, Inc.(a)	15,283	121,041
Kodiak Sciences, Inc.(a)	469,764	3,466,858
Kronos Bio, Inc.(a)	43,065	81,824
Kura Oncology, Inc.(a)	68,382	1,078,384
Kymera Therapeutics, Inc.(a)	124,118	3,596,940
Lexicon Pharmaceuticals, Inc.(a)	11,193	23,953
MacroGenics, Inc.(a)	411,654	2,646,935
Madrigal Pharmaceuticals, Inc.(a)(b)	31,256	2,191,358
Mersana Therapeutics, Inc.(a)	48,020	319,813
MiMedx Group, Inc.(a)	9,827	31,938
Mirum Pharmaceuticals, Inc.(a)	195,889	3,653,330
Monte Rosa Therapeutics, Inc.(a)	495	4,198
Morphic Holding, Inc.(a)(b)	15,899	437,540
Myriad Genetics, Inc.(a)	126,713	2,567,205
Natera, Inc.(a)(b)	34,346	1,412,308
NextCure, Inc.(a)	208,022	293,311
Nkarta, Inc.(a)	16,575	140,556
Nurix Therapeutics, Inc.(a)	64,760	802,376
Olema Pharmaceuticals, Inc.(a)(b)	164,003	470,689
Oyster Point Pharma, Inc.(a)(b)	107,635	1,203,359
Passage Bio, Inc.(a)	213,999	261,079
Poseida Therapeutics, Inc.(a)(b)	157,250	717,060
Praxis Precision Medicines, Inc.(a)	5,607	12,391
Precigen, Inc.(a)	121,854	221,774
Protagonist Therapeutics, Inc.(a)	3,151	24,924
PTC Therapeutics, Inc.(a)	225,182	9,342,801
Puma Biotechnology, Inc.(a)	228,047	1,030,772
Pyxis Oncology, Inc.(a)(b)	12,210	17,705
Recursion Pharmaceuticals, Inc., Class A(a)(b)	135,240	1,271,256
REGENXBIO, Inc.(a)	91,701	2,191,654
Relay Therapeutics, Inc.(a)(b)	288,174	5,354,273
REVOLUTION Medicines, Inc.(a)	39,818	939,307
Rigel Pharmaceuticals, Inc.(a)	800,655	537,720
Rocket Pharmaceuticals, Inc.(a)	220,759	4,167,930

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Roivant Sciences Ltd.(a)	4,029	$21,595
Sana Biotechnology, Inc.(a)(b)	35,105	175,174
Sangamo Therapeutics, Inc.(a)	1,299,078	4,754,626
Scholar Rock Holding Corp.(a)(b)	93,376	725,532
Seres Therapeutics, Inc.(a)	199,594	1,297,361
Shattuck Labs, Inc.(a)	4,414	10,020
Sorrento Therapeutics, Inc.(a)(b)	3,037,646	3,948,940
Spectrum Pharmaceuticals, Inc.(a)(b)	166,749	76,805
SpringWorks Therapeutics, Inc.(a)	79,254	1,916,362
Stoke Therapeutics, Inc.(a)	5,763	43,453
Surface Oncology, Inc.(a)	58,721	54,023
Sutro Biopharma, Inc.(a)(b)	203,068	1,520,979
Taysha Gene Therapies, Inc.(a)	15,649	34,584
TCR2 Therapeutics, Inc.(a)	2,520	3,352
Tenaya Therapeutics, Inc.(a)	6,743	17,869
TG Therapeutics, Inc.(a)(b)	188,603	1,663,478
Travere Therapeutics, Inc.(a)	99,829	2,009,558
Twist Bioscience Corp.(a)(b)	151,976	4,156,544
Ultragenyx Pharmaceutical, Inc.(a)	56,761	2,060,424
UroGen Pharma Ltd.(a)(b)	77,081	660,584
Veracyte, Inc.(a)	202,750	5,624,285
Vir Biotechnology, Inc.(a)	323,244	9,121,946
Vor BioPharma, Inc.(a)	2,295	10,557
Voyager Therapeutics, Inc.(a)	47,657	283,083
Xencor, Inc.(a)	31,714	942,540
Zentalis Pharmaceuticals, Inc.(a)(b)	31,068	687,224

		291,212,779

Building Products — 1.3%
Apogee Enterprises, Inc.	25,154	1,213,681
Builders FirstSource, Inc.(a)	123,633	7,903,858
Caesarstone Ltd.	35,287	221,249
Gibraltar Industries, Inc.(a)	49,739	2,517,291
JELD-WEN Holding, Inc.(a)	208,424	2,155,104
PGT Innovations, Inc.(a)	314,963	6,233,118
Quanex Building Products Corp.	25,983	617,616
Resideo Technologies, Inc.(a)(b)	182,515	2,956,743
UFP Industries, Inc.	338,990	27,749,721

		51,568,381

Capital Markets — 2.2%
AssetMark Financial Holdings, Inc.(a)	227,112	5,646,004
Cohen & Steers, Inc.	55,699	3,690,059
Cowen, Inc., Class A	76,785	2,968,508
Federated Hermes, Inc.	10,459	397,024
GCM Grosvenor, Inc., Class A	4,323	37,913
Greenhill & Co., Inc.	4,987	46,678
Hamilton Lane, Inc., Class A	112,523	8,313,199
Houlihan Lokey, Inc.	195,522	19,229,589
Moelis & Co., Class A	214,898	9,287,891
Open Lending Corp., Class A(a)	349,960	2,474,217
Piper Sandler Cos	58,306	8,376,240
Raymond James Financial, Inc.	11,184	1,307,410
Stifel Financial Corp.	260,245	16,720,741
StoneX Group, Inc.(a)	5,059	513,337
Virtus Investment Partners, Inc.	27,759	5,383,580
WisdomTree, Inc.	176,433	982,732

		85,375,122

Chemicals — 2.4%
Avient Corp.	553,954	19,172,348
Cabot Corp.	163,080	12,005,950
Ecovyst, Inc.(a)	175,220	1,627,794
FutureFuel Corp.	6,740	59,582

Security	Shares	Value

Chemicals (continued)
HB Fuller Co	252,776	$20,300,441
Ingevity Corp.(a)	95,461	7,471,732
Innospec, Inc.	45,018	4,992,046
Livent Corp.(a)	217,149	6,078,000
LSB Industries, Inc.(a)	61,936	955,672
Quaker Chemical Corp.(b)	30,505	6,003,079
Sensient Technologies Corp.	85,390	6,379,487
Stepan Co.	82,934	9,252,946
Tronox Holdings PLC	38,516	544,231

		94,843,308

Commercial Services & Supplies — 0.8%
ACCO Brands Corp.	816,427	4,547,499
BrightView Holdings, Inc.(a)	177,144	1,220,522
CECO Environmental Corp.(a)	8,346	101,154
Cimpress PLC(a)(b)	37,180	1,100,156
Deluxe Corp.	54,601	1,055,983
Kimball International, Inc., Class B	423,932	3,035,353
Li-Cycle Holdings Corp.(a)	18,801	119,762
Steelcase, Inc., Class A	551,973	4,377,146
Tetra Tech, Inc.	113,205	17,500,361

		33,057,936

Communications Equipment — 0.4%
Calix, Inc.(a)	170,535	12,159,146
NETGEAR, Inc.(a)	188,833	3,725,675

		15,884,821

Construction & Engineering — 1.5%
Ameresco, Inc., Class A(a)(b)	106,681	6,989,739
Comfort Systems U.S.A., Inc.	5,434	688,814
Concrete Pumping Holdings, Inc.(a)	18,732	132,248
EMCOR Group, Inc.	239,254	37,060,445
Fluor Corp.(a)(b)	36,712	1,233,890
Matrix Service Co.(a)	93,417	478,295
MYR Group, Inc.(a)(b)	56,633	5,410,150
Primoris Services Corp.	187,235	3,997,467
Tutor Perini Corp.(a)	238,184	1,703,016

		57,694,064

Construction Materials — 0.2%
Summit Materials, Inc., Class A(a)	261,805	7,930,073

Consumer Finance — 1.0%
Encore Capital Group, Inc.(a)	65,415	3,296,916
Enova International, Inc.(a)	173,543	7,000,725
EZCORP, Inc., Class A, NVS(a)	88,455	886,319
LendingClub Corp.(a)	328,595	3,387,814
LendingTree, Inc.(a)	184,806	4,426,104
Moneylion, Inc.(a)	6,186	4,619
Navient Corp.	485,592	8,046,259
Nelnet, Inc., Class A	4,177	411,602
Oportun Financial Corp.(a)	6,353	35,196
PRA Group, Inc.(a)	194,332	6,681,134
PROG Holdings, Inc.(a)	187,241	3,686,775
Regional Management Corp.	92,453	2,721,816

		40,585,279

Containers & Packaging — 0.1%
Greif, Inc., Class A, NVS	53,810	3,783,381

Diversified Consumer Services — 0.6%
2U, Inc.(a)	20,566	165,145
Beachbody Co., Inc.(a)(b)	33,933	23,753
Carriage Services, Inc.	14,983	376,822
Chegg, Inc.(a)	194,872	5,814,980

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Duolingo, Inc.(a)	25,845	$1,800,621
Laureate Education, Inc.	852,574	8,934,976
OneSpaWorld Holdings Ltd.(a)	172,308	1,717,911
Strategic Education, Inc.	41,547	3,398,545

		22,232,753

Diversified Financial Services — 0.1%
Jackson Financial, Inc., Class A	116,200	4,340,070

Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A(a)	196,031	4,481,269
Cogent Communications Holdings, Inc.	17,129	994,338
EchoStar Corp., Class A(a)	182,629	3,177,745
IDT Corp., Class B(a)	24,443	683,182
Iridium Communications, Inc.(a)	406,396	21,579,628
Liberty Latin America Ltd., Class A(a)	23,638	182,958
Ooma, Inc.(a)	389,111	6,128,498
Telesat Corp.(a)	2,252	19,367

		37,246,985

Electric Utilities — 0.7%
Portland General Electric Co.	547,199	26,938,607

Electrical Equipment — 1.0%
Atkore, Inc.(a)	142,964	17,463,053
Bloom Energy Corp., Class A(a)	487,982	10,389,137
Encore Wire Corp.	5,883	859,565
LSI Industries, Inc.	73,401	871,270
SunPower Corp.(a)	303,696	7,364,628
Sunrun, Inc.(a)(b)	41,338	1,346,792
TPI Composites, Inc.(a)	61,527	743,246

		39,037,691

Electronic Equipment, Instruments & Components — 2.3%
Belden, Inc.	7,852	631,615
Benchmark Electronics, Inc.	190,819	5,508,944
Daktronics, Inc.(a)	7,812	26,951
ePlus, Inc.(a)	235,833	11,711,467
FARO Technologies, Inc.(a)(b)	39,572	1,183,994
Insight Enterprises, Inc.(a)(b)	104,603	10,869,298
Knowles Corp.(a)	634,413	9,896,843
OSI Systems, Inc.(a)	171,268	15,153,793
PC Connection, Inc.(a)	185,200	10,287,860
Plexus Corp.(a)	6,556	722,602
Sanmina Corp.(a)	330,588	21,848,561
ScanSource, Inc.(a)	154,545	4,614,714

		92,456,642

Energy Equipment & Services — 2.9%
Archrock, Inc.	542,495	4,725,132
Borr Drilling Ltd.(a)	982,043	4,586,141
ChampionX Corp.	260,234	8,025,617
Diamond Offshore Drilling, Inc.(a)(b)	148,106	1,417,374
Helix Energy Solutions Group, Inc.(a)	282,906	1,804,940
Helmerich & Payne, Inc.	122,195	6,241,721
Liberty Energy, Inc.(a)	1,197,213	19,789,931
Nabors Industries Ltd.(a)	53,528	8,475,088
National Energy Services Reunited Corp.(a)	5,190	33,164
Newpark Resources, Inc.(a)	2,233	8,954
NexTier Oilfield Solutions, Inc.(a)	328,619	3,348,628
Noble Corp. PLC(a)	160,610	5,963,449
Oceaneering International, Inc.(a)	669,915	10,176,009
Oil States International, Inc.(a)	344,376	2,324,538
Patterson-UTI Energy, Inc.	985,999	17,698,682
ProPetro Holding Corp.(a)	1,132,784	12,437,968
Solaris Oilfield Infrastructure, Inc., Class A	144,726	1,587,644

Security	Shares	Value

Energy Equipment & Services (continued)
Tidewater, Inc.(a)	58,140	$1,767,456
U.S. Silica Holdings, Inc.(a)	242,945	3,180,150

		113,592,586

Entertainment — 0.2%
Cinemark Holdings, Inc.(a)	432,810	5,890,544
Eros Media World PLC(a)	23,977	5,994
Lions Gate Entertainment Corp., Class A(a)(b)	58,453	446,581

		6,343,119

Equity Real Estate Investment Trusts (REITs) — 4.4%
Acadia Realty Trust	734,871	11,302,316
Alexander & Baldwin, Inc.	144,337	2,850,656
American Assets Trust, Inc.	282,496	8,274,308
Apple Hospitality REIT, Inc.	73,980	1,262,099
Armada Hoffler Properties, Inc.	144,175	1,751,726
Ashford Hospitality Trust, Inc.(a)	74,574	485,477
Bluerock Homes Trust, Inc.(a)	5,611	137,582
Braemar Hotels & Resorts, Inc.	2,175,200	8,026,488
Brandywine Realty Trust	273,416	1,889,304
Broadstone Net Lease, Inc.	98,710	1,675,109
Corporate Office Properties Trust	388,486	10,788,256
DiamondRock Hospitality Co.	3,771	35,485
Diversified Healthcare Trust	22,142	21,921
EastGroup Properties, Inc.(b)	3,341	518,657
Empire State Realty Trust, Inc., Class A	7,243	55,843
Essential Properties Realty Trust, Inc.	234,095	5,433,345
First Industrial Realty Trust, Inc.(b)	138,714	7,011,993
Four Corners Property Trust, Inc.	148,859	4,040,033
Hersha Hospitality Trust, Class A	56,326	542,419
Macerich Co.	340,921	4,329,697
NexPoint Residential Trust, Inc.	95,760	4,605,098
Office Properties Income Trust	23,226	355,125
Outfront Media, Inc.	2,476,344	45,292,332
Paramount Group, Inc.	2,099,654	13,689,744
Phillips Edison & Co., Inc.	246,050	7,930,191
Physicians Realty Trust	41,656	621,924
Piedmont Office Realty Trust, Inc., Class A	6,131	63,824
RLJ Lodging Trust	260,659	3,159,187
RPT Realty	209,553	2,346,994
Ryman Hospitality Properties, Inc.(b)	38,990	3,568,755
Tanger Factory Outlet Centers, Inc.	95,078	1,849,267
Terreno Realty Corp.	310,845	18,227,951

		172,143,106

Food & Staples Retailing — 0.3%
Andersons, Inc.	160,718	6,187,643
Performance Food Group Co.(a)	53,293	3,249,807
United Natural Foods, Inc.(a)	20,439	974,532

		10,411,982

Food Products — 1.6%
Cal-Maine Foods, Inc.	188,857	11,006,586
Hain Celestial Group, Inc.(a)(b)	311,575	5,838,915
Hostess Brands, Inc.(a)	525,710	13,878,744
J & J Snack Foods Corp.	6,166	1,011,347
Lancaster Colony Corp.	16,404	3,397,925
Lifecore Biomedical, Inc.(a)	905	7,702
Mission Produce, Inc.(a)	43,594	692,709
Seneca Foods Corp., Class A(a)	57,468	3,694,043
Simply Good Foods Co.(a)	257,638	10,279,756
SunOpta, Inc.(a)	162,529	1,519,646
TreeHouse Foods, Inc.(a)	128,816	6,367,375

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Vital Farms, Inc.(a)	416,220	$5,939,459
Whole Earth Brands, Inc.(a)	839	3,633

		63,637,840

Gas Utilities — 0.4%
Brookfield Infrastructure Corp., Class A	260,661	12,219,788
ONE Gas, Inc.	62,598	5,442,896

		17,662,684

Health Care Equipment & Supplies — 2.7%
Accuray, Inc.(a)	366,982	752,313
Artivion, Inc.(a)	134,566	1,721,099
AtriCure, Inc.(a)	64,417	2,934,838
Atrion Corp.	4,496	2,719,181
Axogen, Inc.(a)	2,479	27,145
Cardiovascular Systems, Inc.(a)	192,994	2,703,846
Cerus Corp.(a)	258,159	1,032,636
Haemonetics Corp.(a)	20,490	1,748,002
Heska Corp.(a)	59,776	3,846,586
Inspire Medical Systems, Inc.(a)(b)	41,956	10,135,311
iRadimed Corp.	589	17,411
Lantheus Holdings, Inc.(a)	163,271	10,135,864
LeMaitre Vascular, Inc.	55,806	2,614,511
LivaNova PLC(a)	75,048	4,155,408
Meridian Bioscience, Inc.(a)	67,790	2,169,280
Merit Medical Systems, Inc.(a)(b)	220,132	15,849,504
NeuroPace, Inc.(a)	911	1,467
Nevro Corp.(a)(b)	91,545	4,276,067
NuVasive, Inc.(a)	137,374	5,335,606
OraSure Technologies, Inc.(a)	693,906	3,497,286
Orthofix Medical, Inc.(a)(b)	36,491	656,473
SeaSpine Holdings Corp.(a)(b)	110,928	830,851
Shockwave Medical, Inc.(a)	73,676	18,684,233
SI-BONE, Inc.(a)	30,428	373,656
Silk Road Medical, Inc.(a)	52,234	2,781,460
Tactile Systems Technology, Inc.(a)	235,284	2,014,031
Varex Imaging Corp.(a)(b)	207,839	4,414,500
ViewRay, Inc.(a)	77,030	371,285

		105,799,850

Health Care Providers & Services — 2.6%
1Life Healthcare, Inc.(a)(b)	284,938	4,841,097
Accolade, Inc.(a)	60,801	536,873
Addus HomeCare Corp.(a)	12,985	1,431,986
Alignment Healthcare, Inc.(a)	83,916	1,116,083
AMN Healthcare Services, Inc.(a)	82,271	10,176,923
Aveanna Healthcare Holdings, Inc.(a)	142,707	96,827
Brookdale Senior Living, Inc.(a)	288,603	909,099
CareMax, Inc.(a)	4,252	16,838
Clover Health Investments Corp.(a)	494,484	647,774
CorVel Corp.(a)	11,430	1,748,447
Cross Country Healthcare, Inc.(a)	113,383	4,056,844
Ensign Group, Inc.	298,044	28,314,180
HealthEquity, Inc.(a)	180,629	11,466,329
Hims & Hers Health, Inc.(a)	27,228	168,541
LHC Group, Inc.(a)(b)	47,148	7,704,455
OPKO Health, Inc.(a)(b)	766,234	1,149,351
Option Care Health, Inc.(a)(b)	583,976	17,583,517
Patterson Cos., Inc.	79,717	2,267,151
PetIQ, Inc.(a)	7,332	87,031
Privia Health Group, Inc.(a)(b)	59,079	1,413,760
Progyny, Inc.(a)(b)	151,486	5,548,932

Security	Shares	Value

Health Care Providers & Services (continued)
Sonida Senior Living, Inc.(a)	142	$2,182
Viemed Healthcare, Inc.(a)	189,684	1,392,281

		102,676,501

Health Care Technology — 1.3%
Allscripts Healthcare Solutions, Inc.(a)	931,395	17,640,621
American Well Corp., Class A(a)(b)	1,021,571	3,728,734
Evolent Health, Inc., Class A(a)	582,408	16,767,526
Health Catalyst, Inc.(a)	232,246	2,433,938
HealthStream, Inc.(a)	19,763	501,980
Multiplan Corp.(a)	232,929	347,064
NextGen Healthcare, Inc.(a)	59,936	1,246,669
Phreesia, Inc.(a)	242,135	6,736,196
Schrodinger, Inc.(a)	39,763	715,734
Sharecare, Inc.(a)	71,693	136,934

		50,255,396

Hotels, Restaurants & Leisure — 2.8%
Accel Entertainment, Inc.(a)	224,915	1,923,023
BJ’s Restaurants, Inc.(a)(b)	174,787	5,607,167
Century Casinos, Inc.(a)	666	4,975
Dave & Buster’s Entertainment, Inc.(a)	45,659	1,810,836
Everi Holdings, Inc.(a)	29,354	490,799
Fiesta Restaurant Group, Inc.(a)	710	4,629
GAN Ltd.(a)	11,110	14,887
Hilton Grand Vacations, Inc.(a)(b)	194,600	8,566,292
International Game Technology PLC(b)	728,859	17,886,200
Noodles & Co.(a)	1,561	8,601
Papa John’s International, Inc.	286,533	23,856,738
PlayAGS, Inc.(a)	115,864	614,079
Rush Street Interactive, Inc.(a)(b)	108,124	381,678
Shake Shack, Inc., Class A(a)	202,290	10,640,454
Texas Roadhouse, Inc.	230,529	22,896,140
Wingstop, Inc.(b)	92,156	15,252,740

		109,959,238

Household Durables — 0.8%
Beazer Homes U.S.A., Inc.(a)	25,256	344,745
Ethan Allen Interiors, Inc.	194,735	5,540,211
GoPro, Inc., Class A(a)	758,973	4,159,172
Hooker Furnishings Corp.	33,057	562,300
Installed Building Products, Inc.	15,950	1,354,634
iRobot Corp.(a)(b)	42,335	2,205,230
La-Z-Boy, Inc.	6,671	181,651
Lovesac Co.(a)	9,748	253,935
MDC Holdings, Inc.	322,073	10,444,827
Taylor Morrison Home Corp.(a)	91,824	2,790,531
Tri Pointe Homes, Inc.(a)	135,545	2,499,450

		30,336,686

Household Products — 0.3%
Central Garden & Pet Co.(a)	15,876	651,710
Central Garden & Pet Co., Class A, NVS(a)	284,837	11,128,581
Oil-Dri Corp. of America	1,758	57,487

		11,837,778

Independent Power and Renewable Electricity Producers — 1.2%
Brookfield Renewable Corp., Class A	173,500	5,657,835
Clearway Energy, Inc., Class A	310,878	10,234,104
Clearway Energy, Inc., Class C	668,006	23,674,132
Sunnova Energy International, Inc.(a)(b)	254,476	5,809,687

		45,375,758

Insurance — 1.4%
Ambac Financial Group, Inc.(a)	128,086	2,082,678
Argo Group International Holdings Ltd.	5,508	149,707

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Bright Health Group, Inc.(a)	156,995	$154,954
CNO Financial Group, Inc.	108,096	2,538,094
Donegal Group, Inc., Class A	113,705	1,690,793
eHealth, Inc.(a)(b)	124,107	441,821
Enstar Group Ltd.(a)	9,181	2,001,366
Genworth Financial, Inc., Class A(a)	556,217	2,797,772
Goosehead Insurance, Inc., Class A(a)	38,908	1,580,054
HCI Group, Inc.	1,868	69,901
Heritage Insurance Holdings, Inc.	195,711	322,923
Hippo Holdings, Inc.(a)	18,375	274,339
Kinsale Capital Group, Inc.	22,759	7,014,551
Mercury General Corp.	279,003	10,122,229
Oscar Health, Inc., Class A(a)	732,316	2,109,070
RLI Corp.	92,420	12,021,069
Selective Insurance Group, Inc.	66,518	6,393,710
Selectquote, Inc.(a)	212,882	127,751
Trean Insurance Group, Inc.(a)	16,043	44,279
Trupanion, Inc.(a)(b)	49,495	2,587,104
United Fire Group, Inc.	33,775	1,031,826
Universal Insurance Holdings, Inc.	12,140	133,419

		55,689,410

Interactive Media & Services — 0.6%
Bumble, Inc., Class A(a)	13,505	328,982
Cargurus, Inc.(a)	112,271	1,468,505
DHI Group, Inc.(a)	8,141	45,752
Eventbrite, Inc., Class A(a)(b)	584,111	4,258,169
EverQuote, Inc., Class A(a)	109,647	1,184,188
Shutterstock, Inc.	60,671	3,265,313
TrueCar, Inc.(a)	239,959	597,498
Vimeo, Inc.(a)(b)	1,107,473	4,739,985
Yelp, Inc.(a)(b)	215,615	6,673,284
ZipRecruiter, Inc., Class A(a)(b)	133,888	2,217,185

		24,778,861

Internet & Direct Marketing Retail — 0.5%
1-800-Flowers.com, Inc., Class A(a)	434,722	3,677,748
CarParts.com, Inc.(a)	4,751	25,750
ContextLogic, Inc., Class A(a)(b)	1,105,792	811,320
Lulu’s Fashion Lounge Holdings, Inc.(a)	163	628
Overstock.com, Inc.(a)(b)	451,263	12,012,621
Stitch Fix, Inc., Class A(a)(b)	700,471	2,829,903
ThredUp, Inc., Class A(a)(b)	56,613	70,766

		19,428,736

IT Services — 2.1%
AvidXchange Holdings, Inc.(a)	259,025	2,232,795
Backblaze, Inc., Class A(a)(b)	3,087	13,799
Conduent, Inc.(a)	1,267,196	5,119,472
CSG Systems International, Inc.	252,196	15,595,801
Evo Payments, Inc., Class A(a)	2,627	88,556
ExlService Holdings, Inc.(a)(b)	72,392	13,551,782
Fastly, Inc., Class A(a)	136,203	1,315,721
Flywire Corp.(a)(b)	40,481	878,033
Hackett Group, Inc.	272,856	6,302,974
Marqeta, Inc., Class A(a)	1,204,171	8,055,904
MoneyGram International, Inc.(a)	89,676	979,262
Paysafe Ltd.(a)	507,837	721,128
Perficient, Inc.(a)	38,616	2,743,667
Remitly Global, Inc.(a)	84,263	881,391
Repay Holdings Corp.(a)	86,708	768,233
Sabre Corp.(a)	427,532	2,612,220

Security	Shares	Value

IT Services (continued)
StoneCo Ltd., Class A(a)	1,756,595	$20,517,030
TTEC Holdings, Inc.	21,193	1,016,204

		83,393,972

Leisure Products — 0.1%
Escalade, Inc.	357	3,609
Malibu Boats, Inc., Class A(a)	42,332	2,442,980

		2,446,589

Life Sciences Tools & Services — 0.8%
AbCellera Biologics, Inc.(a)	587,046	7,555,282
Adaptive Biotechnologies Corp.(a)	639,164	5,611,860
Alpha Teknova, Inc.(a)	665	3,139
Berkeley Lights, Inc.(a)	292,963	861,311
Bionano Genomics, Inc.(a)(b)	353,070	709,671
Codexis, Inc.(a)	312,643	1,710,157
CryoPort, Inc.(a)	14,269	281,813
Medpace Holdings, Inc.(a)	13,038	2,736,546
NanoString Technologies, Inc.(a)	259,944	1,817,009
NeoGenomics, Inc.(a)	322,178	3,611,615
Pacific Biosciences of California, Inc.(a)(b)	327,703	3,522,807
Personalis, Inc.(a)	692,417	1,758,739
Quanterix Corp.(a)	34,687	461,337
Quantum-Si, Inc.(a)(b)	94,983	226,059
Seer, Inc.(a)(b)	69,537	449,209
Singular Genomics Systems, Inc.(a)(b)	130,459	266,136
SomaLogic, Inc.(a)	12,452	34,866

		31,617,556

Machinery — 3.4%
Altra Industrial Motion Corp.	292,303	17,134,802
Astec Industries, Inc.	97,654	4,320,213
Chart Industries, Inc.(a)	12,468	1,782,799
Columbus McKinnon Corp.(b)	22,011	709,415
Franklin Electric Co., Inc.	327,398	27,272,253
Hyliion Holdings Corp.(a)	539,847	1,630,338
Hyster-Yale Materials Handling, Inc.	26,083	763,710
Kennametal, Inc.	498,894	13,180,779
Lindsay Corp.	654	115,424
Manitowoc Co., Inc.(a)	433,151	4,253,543
Mayville Engineering Co., Inc.(a)	7,786	99,505
Mueller Water Products, Inc., Class A	5,318	62,008
NN, Inc.(a)	1,027	1,962
Proto Labs, Inc.(a)	82,512	2,188,218
Shyft Group, Inc.	17,588	431,434
SPX Technologies, Inc.(a)	89,113	5,961,660
Standex International Corp.	11,669	1,225,828
Tennant Co.	17,383	1,104,342
Terex Corp.	406,955	18,683,304
Watts Water Technologies, Inc., Class A	216,988	34,381,749

		135,303,286

Marine — 0.5%
Eagle Bulk Shipping, Inc.	7,328	377,026
Genco Shipping & Trading Ltd.	87,433	1,296,631
Golden Ocean Group Ltd.(b)	340,063	2,870,132
Matson, Inc.	217,775	13,885,334

		18,429,123

Media — 0.5%
Cardlytics, Inc.(a)	142,605	640,296
Clear Channel Outdoor Holdings, Inc.(a)	16,796	18,979
Emerald Holding, Inc.(a)	2,401	9,220
Entravision Communications Corp., Class A	328,128	1,824,392
EW Scripps Co., Class A, NVS(a)	231,270	3,464,425

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
iHeartMedia, Inc., Class A(a)	116,451	$936,266
Integral Ad Science Holding Corp.(a)	8,854	88,097
Scholastic Corp., NVS	26,663	1,096,383
Sinclair Broadcast Group, Inc., Class A	246,449	4,574,093
TEGNA, Inc.	355,404	7,015,675
Townsquare Media, Inc., Class A(a)	2,943	21,867

		19,689,693

Metals & Mining — 1.1%
5E Advanced Materials, Inc.(a)	27,359	306,421
ATI, Inc.(a)(b)	27,298	832,862
Coeur Mining, Inc.(a)	839,520	2,938,320
Commercial Metals Co.	229,379	11,290,034
Constellium SE(a)	667,722	8,313,139
Materion Corp.	37,080	2,987,165
Novagold Resources, Inc.(a)(b)	634,666	3,662,023
Olympic Steel, Inc.	38,208	1,340,719
Perpetua Resources Corp.(a)	713	1,497
Ryerson Holding Corp.	53,936	1,590,573
Schnitzer Steel Industries, Inc., Class A	192,059	6,593,385
SunCoke Energy, Inc.	74,653	631,564
TimkenSteel Corp.(a)	135,329	2,530,652
Warrior Met Coal, Inc.	51,823	1,908,123

		44,926,477

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AFC Gamma, Inc.	19,183	335,319
Arbor Realty Trust, Inc.	590,635	8,788,649
Great Ajax Corp.	175,776	1,371,053
Ladder Capital Corp.	166,736	1,850,769
Nexpoint Real Estate Finance, Inc.	5,826	109,937

		12,455,727

Multiline Retail — 0.2%
Big Lots, Inc.	55,318	1,078,701
Dillard’s, Inc., Class A	10,173	3,659,228
Macy’s, Inc.	166,487	3,912,445

		8,650,374

Multi-Utilities — 0.8%
Black Hills Corp.(b)	363,919	26,067,518
NorthWestern Corp.	84,125	4,913,741

		30,981,259

Oil, Gas & Consumable Fuels — 4.5%
Alto Ingredients, Inc.(a)	20,776	72,508
Antero Resources Corp.(a)	16,557	605,158
Ardmore Shipping Corp.(a)	320,391	4,831,496
Brigham Minerals, Inc., Class A	10,255	363,335
California Resources Corp.	463	21,011
Callon Petroleum Co.(a)	28,082	1,177,197
Chesapeake Energy Corp.	58,660	6,071,310
Chord Energy Corp.	100,168	15,278,625
Civitas Resources, Inc.	5,587	376,340
Clean Energy Fuels Corp.(a)	245,681	1,660,804
CNX Resources Corp.(a)(b)	156,881	2,725,023
Comstock Resources, Inc.	45,670	838,044
Delek U.S. Holdings, Inc.	207,307	6,422,371
Denbury, Inc.(a)	54,659	4,906,192
DHT Holdings, Inc.	311,842	3,158,959
Energy Fuels, Inc.(a)	88,083	611,296
Evolution Petroleum Corp.	226,623	1,638,484
Golar LNG Ltd.(a)(b)	155,081	3,887,881
Matador Resources Co	197,332	13,094,952
Murphy Oil Corp.	336,230	15,870,056

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Navigator Holdings Ltd.(a)	2,705	$32,839
Nordic American Tankers Ltd.	574,678	2,080,334
Ovintiv, Inc.	335,716	18,719,524
Par Pacific Holdings, Inc.(a)	190,702	4,468,148
PBF Energy, Inc., Class A	318,062	12,649,326
Range Resources Corp.	43,067	1,243,344
SandRidge Energy, Inc.(a)	44,889	915,736
Scorpio Tankers, Inc.	241,655	12,329,238
SM Energy Co.	380,196	16,390,250
Southwestern Energy Co.(a)	88,666	613,569
Talos Energy, Inc.(a)	264,078	5,189,133
Teekay Corp.(a)	84,941	377,987
Teekay Tankers Ltd., Class A(a)	202,400	6,828,976
World Fuel Services Corp.	377,377	10,736,376

		176,185,822

Paper & Forest Products — 0.0%
Resolute Forest Products, Inc.(a)	73,166	1,543,803

Personal Products — 0.8%
elf Beauty, Inc.(a)	243,736	13,395,731
Herbalife Nutrition Ltd.(a)	539,550	9,452,916
Medifast, Inc.	54,168	6,827,876
Nature’s Sunshine Products, Inc.(a)	1,259	11,205
Nu Skin Enterprises, Inc., Class A	7,190	299,895
USANA Health Sciences, Inc.(a)	24,171	1,330,372

		31,317,995

Pharmaceuticals — 2.1%
Aclaris Therapeutics, Inc.(a)(b)	141,978	2,160,905
Amphastar Pharmaceuticals, Inc.(a)	303,365	8,946,234
Arvinas, Inc.(a)	73,130	3,001,255
Atea Pharmaceuticals, Inc.(a)	572,549	2,685,255
Collegium Pharmaceutical, Inc.(a)	60,091	1,314,190
Corcept Therapeutics, Inc.(a)(b)	477,602	12,073,779
Edgewise Therapeutics, Inc.(a)(b)	46,540	416,533
Endo International PLC(a)	724,513	67,235
Esperion Therapeutics, Inc.(a)	260,662	1,746,435
Fulcrum Therapeutics, Inc.(a)	39,505	270,609
Harmony Biosciences Holdings, Inc.(a)(b)	67,602	4,040,572
Intra-Cellular Therapies, Inc.(a)	126,433	6,855,197
Marinus Pharmaceuticals, Inc.(a)(b)	19,905	95,345
Mind Medicine MindMed, Inc.(a)(b)	16,675	42,521
Nektar Therapeutics(a)	1,147,540	3,213,112
NGM Biopharmaceuticals, Inc.(a)	269,105	1,488,151
Nuvation Bio, Inc.(a)	156,901	299,681
Ocular Therapeutix, Inc.(a)	8,370	24,859
Phathom Pharmaceuticals, Inc.(a)(b)	15,354	153,233
Pliant Therapeutics, Inc.(a)	96,517	1,773,982
Prestige Consumer Healthcare, Inc.(a)	143,248	8,804,022
Provention Bio, Inc.(a)	11,029	99,702
Reata Pharmaceuticals, Inc., Class A(a)(b)	98,958	3,916,758
Revance Therapeutics, Inc.(a)	268,904	5,837,906
Supernus Pharmaceuticals, Inc.(a)	294,521	10,814,811
Tarsus Pharmaceuticals, Inc.(a)	12,872	216,378
Theravance Biopharma, Inc.(a)	83,110	894,264
Xeris Biopharma Holdings, Inc.(a)(b)	204,564	306,846

		81,559,770

Professional Services — 2.5%
ASGN, Inc.(a)	116,478	10,552,907
Barrett Business Services, Inc.	2,690	264,508
First Advantage Corp.(a)	50,620	673,246
Franklin Covey Co.(a)	86,312	4,484,771
Heidrick & Struggles International, Inc.	34,070	1,011,879

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Insperity, Inc.	404,795	$47,988,447
KBR, Inc.	219,152	11,323,584
Kelly Services, Inc., Class A, NVS	152,242	2,586,592
Kforce, Inc.	143,925	8,501,650
Korn Ferry(b)	76,174	4,344,203
ShiftPixy, Inc.(a)	2,332	37,708
TriNet Group, Inc.(a)	62,229	4,509,736
TrueBlue, Inc.(a)	8,107	174,949

		96,454,180

Real Estate Management & Development — 1.1%
Anywhere Real Estate, Inc.(a)	593,390	4,480,095
Compass, Inc., Class A(a)(b)	360,601	1,078,197
Cushman & Wakefield PLC(a)	163,301	1,864,897
DigitalBridge Group, Inc.(b)	130,074	1,876,968
eXp World Holdings, Inc.	41,162	537,987
FRP Holdings, Inc.(a)(b)	33,158	2,019,322
Kennedy-Wilson Holdings, Inc.	470,525	8,008,336
Marcus & Millichap, Inc.	455,697	16,970,156
RMR Group, Inc., Class A	197,906	5,721,462

		42,557,420

Road & Rail — 0.6%
ArcBest Corp.	46,869	3,879,347
Covenant Logistics Group, Inc.	146,927	5,640,528
Marten Transport Ltd.	125,459	2,673,531
Saia, Inc.(a)	18,164	4,424,569
U.S. Xpress Enterprises, Inc., Class A(a)	1,693	3,826
Universal Logistics Holdings, Inc.	42	1,595
Werner Enterprises, Inc.(b)	205,947	9,057,549

		25,680,945

Semiconductors & Semiconductor Equipment — 2.9%
Ambarella, Inc.(a)	19,521	1,448,458
Amkor Technology, Inc.	266,558	7,468,955
Axcelis Technologies, Inc.(a)	37,413	2,987,802
Cirrus Logic, Inc.(a)	8,007	598,203
FormFactor, Inc.(a)	670	15,457
Ichor Holdings Ltd.(a)	110,824	3,300,339
Impinj, Inc.(a)	1,808	230,610
Lattice Semiconductor Corp.(a)	309,805	22,563,098
MaxLinear, Inc.(a)	181,673	6,649,232
Photronics, Inc.(a)	125,670	2,362,596
Power Integrations, Inc.	68,651	5,525,033
Semtech Corp.(a)	581,644	17,879,737
Silicon Laboratories, Inc.(a)(b)	210,251	30,578,906
Synaptics, Inc.(a)	99,127	10,504,488
Ultra Clean Holdings, Inc.(a)	89,902	3,203,208
Veeco Instruments, Inc.(a)	38,090	757,229

		116,073,351

Software — 5.3%
8x8, Inc.(a)	185,646	794,565
ACI Worldwide, Inc.(a)	813,338	16,998,764
Alarm.com Holdings, Inc.(a)	50,046	2,497,295
Appfolio, Inc., Class A(a)(b)	39,783	4,538,842
Appian Corp., Class A(a)	92,247	3,508,153
Asana, Inc., Class A(a)(b)	246,117	4,469,485
Blackline, Inc.(a)	29,075	1,968,087
Box, Inc., Class A(a)	734,940	20,174,103
BTRS Holdings, Inc., Class A(a)	159,465	1,510,134
C3.ai, Inc., Class A(a)(b)	202,543	2,635,084
Cerence, Inc.(a)	19,462	399,166
Clear Secure, Inc., Class A	53,605	1,666,043
Couchbase, Inc.(a)	43,543	592,185

Security	Shares	Value

Software (continued)
Digital Turbine, Inc.(a)	185,757	$3,391,923
Domo, Inc., Class B(a)	230,426	3,295,092
Duck Creek Technologies, Inc.(a)	12,059	134,940
eGain Corp.(a)	1,996	17,565
EngageSmart, Inc.(a)(b)	214,835	3,645,750
Everbridge, Inc.(a)	10,248	334,495
Intapp, Inc.(a)	342	7,904
Kaleyra, Inc.(a)	18,704	21,884
KnowBe4, Inc., Class A(a)	46,757	1,154,430
LivePerson, Inc.(a)	661,659	7,767,877
LiveRamp Holdings, Inc.(a)	317,074	6,962,945
LiveVox Holdings, Inc.(a)(b)	14,457	32,673
Model N, Inc.(a)	193,169	7,510,411
Momentive Global, Inc.(a)	292,022	2,315,734
PagerDuty, Inc.(a)	587,356	13,062,797
Paylocity Holding Corp.(a)	7,762	1,690,796
PowerSchool Holdings, Inc., Class A(a)	16,650	339,826
Progress Software Corp.	128,226	6,837,010
PROS Holdings, Inc.(a)(b)	184,387	4,392,098
Q2 Holdings, Inc.(a)	199,421	5,424,251
Qualys, Inc.(a)(b)	12,450	1,535,334
Rapid7, Inc.(a)	348,648	10,250,251
RingCentral, Inc., Class A(a)	11,308	419,074
Sprout Social, Inc., Class A(a)(b)	135,546	8,037,878
SPS Commerce, Inc.(a)	43,016	6,119,456
Sumo Logic, Inc.(a)	425,676	3,235,138
Tenable Holdings, Inc.(a)(b)	268,319	10,244,419
Upland Software, Inc.(a)	31,473	237,306
Varonis Systems, Inc.(a)	654,282	13,896,950
Verint Systems, Inc.(a)	184,838	7,269,679
Vertex, Inc., Class A(a)	348	5,979
Workiva, Inc.(a)	123,537	9,952,141
Yext, Inc.(a)	818,624	4,363,266
Zeta Global Holdings Corp., Class A(a)	116,036	972,382
Zuora, Inc., Class A(a)(b)	164,354	1,262,239

		207,893,799

Specialty Retail — 2.8%
Aaron’s Co., Inc.	161,053	1,963,236
Boot Barn Holdings, Inc.(a)	24,564	1,654,385
Chico’s FAS, Inc.(a)	629,919	3,697,625
Conn’s, Inc.(a)(b)	312,630	3,113,795
Container Store Group, Inc.(a)	45,151	214,467
Designer Brands, Inc., Class A	81,799	1,251,525
Foot Locker, Inc.	203,939	8,116,772
Group 1 Automotive, Inc.(b)	35,739	6,909,778
Haverty Furniture Cos., Inc.	147,706	4,657,170
MarineMax, Inc.(a)	221,490	7,315,815
Murphy U.S.A., Inc.	95,804	28,339,781
National Vision Holdings, Inc.(a)(b)	39,388	1,593,639
ODP Corp.(a)	49,408	2,378,007
Shoe Carnival, Inc.	60,566	1,599,548
Signet Jewelers Ltd.	247,006	16,055,390
Sonic Automotive, Inc., Class A	182,422	9,693,905
Sportsman’s Warehouse Holdings, Inc.(a)(b)	608	5,971
Urban Outfitters, Inc.(a)	379,712	10,988,865

		109,549,674

Technology Hardware, Storage & Peripherals — 0.4%
Super Micro Computer, Inc.(a)(b)	143,570	12,954,321
Xerox Holdings Corp.	179,021	2,919,833

		15,874,154

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc.(a)	92,382	$9,330,582
G-III Apparel Group Ltd.(a)	189,619	4,101,459
Oxford Industries, Inc.	27,246	3,074,984
Steven Madden Ltd.	77,815	2,687,730

		19,194,755

Thrifts & Mortgage Finance — 2.6%
Axos Financial, Inc.(a)(b)	4,670	187,314
Essent Group Ltd	1,176,242	47,155,542
Federal Agricultural Mortgage Corp., Class C, NVS	237,853	29,933,800
FS Bancorp, Inc.	3,393	116,041
Merchants Bancorp	164,267	4,203,592
NMI Holdings, Inc., Class A(a)	561,950	12,098,783
Provident Bancorp, Inc.	46,455	322,398
Radian Group, Inc.	462,809	9,057,172
Western New England Bancorp, Inc.	4,196	41,708

		103,116,350

Tobacco — 0.1%
Turning Point Brands, Inc.	119,787	2,637,710

Trading Companies & Distributors — 2.9%
Applied Industrial Technologies, Inc.	274,013	36,303,982
BlueLinx Holdings, Inc.(a)	4,186	290,508
Boise Cascade Co.	71,565	5,298,673
GATX Corp.	40,353	4,549,801
GMS, Inc.(a)	113,689	5,582,130
H&E Equipment Services, Inc.	58,408	2,449,048
McGrath RentCorp	37,445	3,674,103
MRC Global, Inc.(a)	143,578	1,688,477
NOW, Inc.(a)	70,692	882,236
Rush Enterprises, Inc., Class A	607,434	31,301,074
SiteOne Landscape Supply, Inc.(a)(b)	89,404	11,222,884
Titan Machinery, Inc.(a)	1,462	64,372
WESCO International, Inc.(a)(b)	71,235	9,183,616

		112,490,904

Wireless Telecommunication Services — 0.0%
United States Cellular Corp.(a)(b)	34,008	723,010

Total Common Stocks — 98.8% (Cost: $3,929,010,426)		3,884,320,849

Security	Shares	Value

Rights

Biotechnology — 0.0%
Flexion Therapeutics, Inc., CVR(a)(c)	73,745	$45,722

Household Durables — 0.0%
ZAGG, Inc., CVR(a)(b)(c)	122,846	11,056

Pharmaceuticals — 0.0%
Radius Health, Inc., CVR(a)	72,193	5,775
Zogenix, Inc., CVR(a)(c)	87,079	59,214

		64,989

Total Rights — 0.0% (Cost: $ —)		121,767

Total Long-Term Investments — 98.8% (Cost: $3,929,010,426)		3,884,442,616

Short-Term Securities

Money Market Funds — 3.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(d)(e)	30,902,190	30,902,190
SL Liquidity Series, LLC, Money Market Series, 4.05%(d)(e)(f)	110,358,294	110,314,151

Total Short-Term Securities — 3.6% (Cost: $141,193,608)		141,216,341

Total Investments — 102.4% (Cost: $4,070,204,034)		4,025,658,957

Liabilities in Excess of Other Assets — (2.4)%		(94,149,134)

Net Assets — 100.0%		$3,931,509,823

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$80,626,304	$—	$(49,724,114	)(a)	$—	$—	$30,902,190	30,902,190	$435,964		$—
SL Liquidity Series, LLC, Money Market Series	161,949,528	—	(51,593,708	)(a)	(22,313)	(19,356)	110,314,151	110,358,294	855,007	(b)	—

					$(22,313)	$(19,356)	$141,216,341		$1,290,971		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts Russell 2000 E-Mini Index	409	12/16/22	$38,599	$655,831

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$655,831	$—	$—	$—	$655,831

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(605,094)	$—	$—	$—	$(605,094)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,203,181)	$—	$—	$—	$(2,203,181)

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Small Cap Core Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$40,927,623

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,884,320,849	$—	$—	$3,884,320,849
Rights	—	5,775	115,992	121,767
Short-Term Securities
Money Market Funds	30,902,190	—	—	30,902,190

	$3,915,223,039	$5,775	$115,992	3,915,344,806

Investments valued at NAV(a)				110,314,151

				$4,025,658,957

Derivative Financial Instruments(b)
Assets
Equity Contracts	$655,831	$—	$—	$655,831

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.5%
Curtiss-Wright Corp.	32,623	$5,762,853
General Dynamics Corp.	98,487	24,857,134
HEICO Corp.	19,286	3,130,311
HEICO Corp., Class A	18,580	2,355,572
Lockheed Martin Corp.	64,369	31,231,195
Northrop Grumman Corp.	6,579	3,508,515
Textron, Inc.	4,772	340,625

		71,186,205

Air Freight & Logistics — 0.6%
Expeditors International of Washington, Inc.	27,718	3,216,951
FedEx Corp.	5,415	986,721
United Parcel Service, Inc., Class B	73,050	13,859,777

		18,063,449

Auto Components — 0.4%
Aptiv PLC(a)	9,885	1,054,433
BorgWarner, Inc.	54,278	2,307,358
Lear Corp.	57,185	8,248,364

		11,610,155

Automobiles — 1.3%
Tesla, Inc.(a)	189,835	36,960,874

Banks — 2.7%
Bank of America Corp.	485,035	18,358,575
Citigroup, Inc.	68,539	3,317,973
Huntington Bancshares, Inc.	77,004	1,192,022
JPMorgan Chase & Co.	177,898	24,581,946
KeyCorp	45,816	861,799
Pinnacle Financial Partners, Inc.	27,199	2,281,724
PNC Financial Services Group, Inc.	8,057	1,355,671
Regions Financial Corp.	212,695	4,936,651
SVB Financial Group(a)	3,832	888,181
U.S. Bancorp	275,352	12,498,227
Wells Fargo & Co.	159,216	7,634,407

		77,907,176

Beverages — 2.3%
Brown-Forman Corp., Class B, NVS	205,457	15,002,470
Coca-Cola Europacific Partners PLC	13,393	711,034
PepsiCo, Inc.	274,556	50,932,884

		66,646,388

Biotechnology — 1.7%
AbbVie, Inc.	59,035	9,515,261
Amgen, Inc.	75,353	21,581,099
Biogen, Inc.(a)	8,373	2,555,189
BioMarin Pharmaceutical, Inc.(a)	31,609	3,191,877
Blueprint Medicines Corp.(a)(b)	18,023	861,319
Exact Sciences Corp.(a)	77,602	3,488,210
Gilead Sciences, Inc.	25,581	2,246,779
Novavax, Inc.(a)	35,910	592,156
Seagen, Inc.(a)(b)	29,374	3,565,710

		47,597,600

Building Products — 0.4%
Builders FirstSource, Inc.(a)	55,867	3,571,577
Fortune Brands Home & Security, Inc.	64,435	4,210,183
Owens Corning	37,391	3,321,816
Trane Technologies PLC	1,535	273,875

		11,377,451

Capital Markets — 1.5%
Bank of New York Mellon Corp.	285,242	13,092,608

Security	Shares	Value

Capital Markets (continued)
Carlyle Group, Inc.	50,462	$1,572,901
Cboe Global Markets, Inc.	51,295	6,506,258
Charles Schwab Corp.	27,193	2,244,510
CME Group, Inc.	63,538	11,214,457
Intercontinental Exchange, Inc.	72,885	7,894,174

		42,524,908

Chemicals — 2.7%
Corteva, Inc.	226,564	15,216,038
Ecolab, Inc.	163,434	24,487,316
FMC Corp.	116,036	15,158,943
Linde PLC	59,695	20,086,174
Mosaic Co.	16,109	826,392
Sherwin-Williams Co.	1,255	312,721

		76,087,584

Commercial Services & Supplies — 0.0%
Tetra Tech, Inc.	4,737	732,293

Communications Equipment — 0.3%
Ciena Corp.(a)	19,124	859,815
Juniper Networks, Inc.	198,999	6,614,727

		7,474,542

Construction & Engineering — 0.2%
AECOM	49,914	4,242,690

Consumer Finance — 2.5%
Ally Financial, Inc.	184,444	4,981,833
American Express Co.	247,992	39,081,059
Capital One Financial Corp.	134,052	13,839,529
Discover Financial Services	72,545	7,860,976
Synchrony Financial	138,666	5,211,068

		70,974,465

Diversified Consumer Services — 0.1%
H&R Block, Inc.	71,148	3,109,879

Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B(a)	79,843	25,437,980
Voya Financial, Inc.	388,803	25,653,222

		51,091,202

Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	169,949	6,624,612

Electric Utilities — 0.5%
Edison International	10,098	673,133
Entergy Corp.	65,178	7,578,246
NRG Energy, Inc.	82,673	3,509,469
Xcel Energy, Inc.	31,465	2,209,472

		13,970,320

Electrical Equipment — 0.6%
AMETEK, Inc.	30,113	4,288,693
Eaton Corp. PLC	82,088	13,417,284

		17,705,977

Electronic Equipment, Instruments & Components — 0.7%
Flex Ltd.(a)(b)	876,931	19,274,943
TE Connectivity Ltd.	11,290	1,423,895

		20,698,838

Energy Equipment & Services — 0.7%
Halliburton Co.	264,310	10,014,706
Schlumberger Ltd.	216,242	11,147,275

		21,161,981

Entertainment — 0.3%
Live Nation Entertainment, Inc.(a)	49,890	3,629,996

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Roku, Inc.(a)(b)	28,945	$1,718,465
Spotify Technology SA(a)	36,161	2,871,906
Walt Disney Co.(a)	7,069	691,843
Warner Bros Discovery, Inc.(a)	67,027	764,108

		9,676,318

Equity Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp.	2,483	549,364
Brixmor Property Group, Inc.	196,730	4,560,201
Crown Castle, Inc.	59,671	8,439,270
Equity Residential	28,875	1,872,832
Essex Property Trust, Inc.	71,438	15,743,506
Prologis, Inc.	200,578	23,626,083
RLJ Lodging Trust	56	679
SBA Communications Corp.	7,661	2,292,937
Simon Property Group, Inc.	246,156	29,400,873
Ventas, Inc.	15,198	707,163

		87,192,908

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	15,472	8,343,276
Kroger Co.	232,571	11,440,168
Walmart, Inc.	54,555	8,315,273

		28,098,717

Food Products — 1.7%
Archer-Daniels-Midland Co.	24,806	2,418,585
Bunge Ltd.	28,792	3,018,553
Hershey Co.	94,147	22,140,550
Mondelez International, Inc., Class A	104,615	7,073,020
Tyson Foods, Inc., Class A	209,671	13,896,994

		48,547,702

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	106,539	11,461,466
Becton Dickinson and Co.	104,478	26,050,545
Boston Scientific Corp.(a)	323,397	14,640,182
Edwards Lifesciences Corp.(a)	17,378	1,342,450
IDEXX Laboratories, Inc.(a)	15,399	6,557,972
Medtronic PLC	177,443	14,025,095

		74,077,710

Health Care Providers & Services — 4.1%
AmerisourceBergen Corp.	71,569	12,216,113
Cigna Corp.	116,092	38,181,498
CVS Health Corp.	133,873	13,638,981
Elevance Health, Inc.	43,312	23,081,831
UnitedHealth Group, Inc.	52,477	28,744,801

		115,863,224

Health Care Technology — 0.4%
Teladoc Health, Inc.(a)(b)	324,647	9,255,686
Veeva Systems, Inc., Class A(a)	7,099	1,351,366

		10,607,052

Hotels, Restaurants & Leisure — 0.9%
Caesars Entertainment, Inc.(a)	15,900	807,879
Choice Hotels International, Inc.	7,854	967,770
Domino’s Pizza, Inc.	7,018	2,728,107
International Game Technology PLC(b)	36,613	898,483
Royal Caribbean Cruises Ltd.(a)	36,269	2,173,601
Starbucks Corp.	11,940	1,220,268
Travel + Leisure Co.	407,012	15,820,557
Yum! Brands, Inc.	13,782	1,773,192

		26,389,857

Security	Shares	Value

Household Durables — 0.2%
Lennar Corp., Class A	8,242	$723,895
TopBuild Corp.(a)	5,033	775,484
Whirlpool Corp.	28,162	4,126,578

		5,625,957

Household Products — 2.1%
Colgate-Palmolive Co.	291,905	22,616,800
Procter & Gamble Co.	240,402	35,858,362

		58,475,162

Independent Power and Renewable Electricity Producers — 0.3%
Vistra Corp.	308,028	7,494,321

Insurance — 3.3%
Allstate Corp.	25,251	3,381,109
American Financial Group, Inc.	4,404	626,337
Hartford Financial Services Group, Inc.	48,583	3,710,284
Marsh & McLennan Cos., Inc.	222,522	38,536,360
MetLife, Inc.	355,624	27,276,361
Travelers Cos., Inc.	115,550	21,932,545

		95,462,996

Interactive Media & Services — 4.2%
Alphabet, Inc., Class A(a)	538,427	54,375,743
Alphabet, Inc., Class C, NVS(a)	402,463	40,829,871
Meta Platforms, Inc., Class A(a)	164,408	19,416,585
Snap, Inc., Class A, NVS(a)	445,191	4,589,919

		119,212,118

Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc.(a)	662,935	63,999,745
eBay, Inc.	394,453	17,923,944
MercadoLibre, Inc.(a)	629	585,590

		82,509,279

IT Services — 3.8%
Accenture PLC, Class A	29,332	8,826,879
Automatic Data Processing, Inc.	87,023	22,986,255
Cognizant Technology Solutions Corp., Class A	235,497	14,650,268
Fidelity National Information Services, Inc.	3,520	255,482
Gartner, Inc.(a)	7,827	2,742,346
Mastercard, Inc., Class A(b)	67,889	24,195,640
Okta, Inc.(a)	19,639	1,047,151
PayPal Holdings, Inc.(a)	133,428	10,462,089
Twilio, Inc., Class A(a)	10,376	508,632
Visa, Inc., Class A	105,025	22,790,425

		108,465,167

Life Sciences Tools & Services — 3.3%
Agilent Technologies, Inc.	166,582	25,816,878
Bruker Corp.	20,600	1,388,646
Danaher Corp.	86,656	23,692,617
Mettler-Toledo International, Inc.(a)	3,921	5,762,145
Syneos Health, Inc.(a)	140,027	4,940,153
Thermo Fisher Scientific, Inc.	56,133	31,446,829
West Pharmaceutical Services, Inc.	2,119	497,244

		93,544,512

Machinery — 2.9%
Deere & Co.	26,249	11,575,809
Illinois Tool Works, Inc.	93,958	21,372,626
Otis Worldwide Corp.	60,695	4,739,672
PACCAR, Inc.	229,049	24,258,580
Snap-on, Inc.	35,630	8,572,578
Stanley Black & Decker, Inc.	16,747	1,368,565

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Timken Co.	114,515	$8,700,850
Xylem, Inc.	26,655	2,994,689

		83,583,369

Media — 1.7%
Comcast Corp., Class A	426,972	15,644,254
Fox Corp., Class A, NVS	958,536	31,104,493
Fox Corp., Class B	11,766	359,099

		47,107,846

Metals & Mining — 0.5%
Newmont Corp.	112,997	5,363,967
Reliance Steel & Aluminum Co.	8,099	1,711,238
Steel Dynamics, Inc.	66,804	6,942,940

		14,018,145

Multiline Retail — 0.5%
Target Corp.	78,978	13,194,854

Multi-Utilities — 1.6%
CMS Energy Corp.	202,997	12,397,027
DTE Energy Co.	284,927	33,054,381

		45,451,408

Oil, Gas & Consumable Fuels — 4.2%
Chevron Corp.	213,449	39,127,336
EOG Resources, Inc.	120,844	17,151,389
Exxon Mobil Corp.	336,989	37,520,355
Marathon Oil Corp.	178,847	5,478,084
Marathon Petroleum Corp.	103,499	12,607,213
Ovintiv, Inc.	43,775	2,440,894
Phillips 66	20,931	2,269,758
Valero Energy Corp.	28,985	3,872,976

		120,468,005

Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	91,766	7,366,974
Eli Lilly & Co.	74,122	27,505,192
Johnson & Johnson	192,694	34,299,532
Merck & Co., Inc.	159,272	17,539,033
Perrigo Co. PLC	51,037	1,644,922
Pfizer, Inc.	329,075	16,496,530

		104,852,183

Professional Services — 0.1%
KBR, Inc.	48,026	2,481,503

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class C, NVS(a)	12,995	493,550

Road & Rail — 1.2%
CSX Corp.	293,744	9,602,492
Landstar System, Inc.(b)	52,385	9,061,557
Lyft, Inc., Class A(a)	181,949	2,041,468
Ryder System, Inc.	37,489	3,504,847
Schneider National, Inc., Class B	50,703	1,306,109
Uber Technologies, Inc.(a)(b)	264,251	7,700,274
Union Pacific Corp.	4,982	1,083,236

		34,299,983

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	222,423	38,236,738
Applied Materials, Inc.	62,725	6,874,660
Cirrus Logic, Inc.(a)	65,027	4,858,167
Enphase Energy, Inc.(a)	3,744	1,200,289
Intel Corp.	630,769	18,967,224
KLA Corp.	18,881	7,423,065
Lam Research Corp.	21,131	9,981,862

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor Corp.(a)	7,536	$548,847
Marvell Technology, Inc.	73,475	3,418,057
MaxLinear, Inc.(a)	20,486	749,787
Monolithic Power Systems, Inc.	2,107	804,790
NVIDIA Corp	136,254	23,058,264
NXP Semiconductors NV	10,682	1,878,323
QUALCOMM, Inc.	94,437	11,945,336
Semtech Corp.(a)	30,619	941,228
Silicon Laboratories, Inc.(a)	61,761	8,982,520

		139,869,157

Software — 9.7%
Adobe, Inc.(a)	55,362	19,096,015
ANSYS, Inc.(a)	1,102	280,239
Bill.com Holdings, Inc.(a)(b)	18,854	2,270,399
Box, Inc., Class A(a)	26,568	729,292
Cadence Design Systems, Inc.(a)	31,203	5,368,164
Ceridian HCM Holding, Inc.(a)	70,668	4,836,518
Coupa Software, Inc.(a)	7,826	494,916
Crowdstrike Holdings, Inc., Class A(a)	6,227	732,607
DocuSign, Inc.(a)	14,782	695,789
HubSpot, Inc.(a)	8,296	2,513,937
InterDigital, Inc.	7	351
Intuit, Inc.	24,467	9,972,505
Microsoft Corp.	616,157	157,206,297
Palo Alto Networks, Inc.(a)	28,469	4,836,883
Paycom Software, Inc.(a)	3,625	1,229,237
Paylocity Holding Corp.(a)	9,322	2,030,611
Rapid7, Inc.(a)	8,934	262,660
RingCentral, Inc., Class A(a)	213,417	7,909,234
Salesforce, Inc.(a)	145,819	23,367,495
ServiceNow, Inc.(a)	37,425	15,580,027
Splunk, Inc.(a)	27,336	2,123,460
VMware, Inc., Class A(a)	3,243	393,992
Workday, Inc., Class A(a)	69,716	11,705,316
Zscaler, Inc.(a)	22,585	3,013,968

		276,649,912

Specialty Retail — 2.4%
AutoNation, Inc.(a)	43,099	5,340,397
AutoZone, Inc.(a)	617	1,591,243
Best Buy Co., Inc.	42,491	3,624,482
Home Depot, Inc.	103,805	33,631,782
Lowe’s Cos., Inc.	76,507	16,261,563
Penske Automotive Group, Inc.(b)	9,748	1,232,635
Ulta Beauty, Inc.(a)	15,494	7,202,231

		68,884,333

Technology Hardware, Storage & Peripherals — 6.5%
Apple Inc.(b)	1,048,462	155,203,830
Dell Technologies, Inc., Class C	159,380	7,138,630
Hewlett Packard Enterprise Co.	1,043,968	17,517,783
HP, Inc.	178,757	5,369,860
NetApp, Inc.	23,304	1,575,584

		186,805,687

Textiles, Apparel & Luxury Goods — 0.7%
Levi Strauss & Co., Class A	96,660	1,597,790
Lululemon Athletica, Inc.(a)	35,896	13,651,607
Ralph Lauren Corp.	48,940	5,536,093

		20,785,490

Thrifts & Mortgage Finance — 0.0%
Radian Group, Inc.	26,755	523,595

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 0.1%
Altria Group, Inc.	88,802	$4,136,397

Trading Companies & Distributors — 0.3%
SiteOne Landscape Supply, Inc.(a)	78,828	9,895,279

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	72,150	1,533,909

Total Long-Term Investments — 99.0% (Cost: $2,302,320,040)		2,824,026,194

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(c)(d)	23,865,494	23,865,494
SL Liquidity Series, LLC, Money Market Series, 4.05%(c)(d)(e)	21,157,448	21,148,985

Total Short-Term Securities — 1.6% (Cost: $45,009,092)		45,014,479

Total Investments — 100.6% (Cost: $2,347,329,132)		2,869,040,673

Liabilities in Excess of Other Assets — (0.6)%		(15,707,888)

Net Assets — 100.0%		$2,853,332,785

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income (Expense)		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity
Funds, T-Fund, Institutional Class	$27,372,151	$—		$(3,506,657	)(a)	$—	$—	$23,865,494	23,865,494	$250,651		$—
SL Liquidity Series, LLC, Money Market Series	3,496,621	17,660,407	(a)	—		(13,430)	5,387	21,148,985	21,157,448	15,938	(b)	—

						$(13,430)	$5,387	$45,014,479		$266,589		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Core Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	162	12/16/22	$33,058	$2,230,917

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,230,917	$—	$—	$—	$2,230,917

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,277,538)	$—	$—	$—	$(4,277,538)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,184,776	$—	$—	$—	$2,184,776

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$31,860,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,824,026,194	$—	$—	$2,824,026,194
Short-Term Securities
Money Market Funds	23,865,494	—	—	23,865,494

	$2,847,891,688	$—	$—	2,847,891,688

Investments valued at NAV(a)				21,148,985

				$2,869,040,673

Derivative Financial Instruments(b)
Assets
Equity Contracts	$2,230,917	$—	$—	$2,230,917

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Curtiss-Wright Corp.	13,423	$2,371,173
General Dynamics Corp.(a)	22,052	5,565,704
HEICO Corp.	5,027	815,932
Lockheed Martin Corp.	11,416	5,538,929
Northrop Grumman Corp.	4,083	2,177,423
Textron, Inc.	18,707	1,335,306

		17,804,467

Air Freight & Logistics — 0.6%
Expeditors International of Washington, Inc.	8,541	991,269
FedEx Corp.	7,315	1,332,939
United Parcel Service, Inc., Class B	5,491	1,041,807

		3,366,015

Airlines — 0.1%
Southwest Airlines Co.(b)	16,191	646,183

Auto Components — 0.8%
Aptiv PLC(b)	4,470	476,815
BorgWarner, Inc.	32,017	1,361,043
Goodyear Tire & Rubber Co.(b)	57,536	645,554
Lear Corp.	16,844	2,429,578

		4,912,990

Banks — 6.2%
Citigroup, Inc.	104,260	5,047,227
Huntington Bancshares, Inc.	68,680	1,063,166
JPMorgan Chase & Co.	89,425	12,356,746
KeyCorp	48,446	911,269
Pinnacle Financial Partners, Inc.	8,000	671,120
PNC Financial Services Group, Inc.	10,224	1,720,290
Regions Financial Corp.	146,981	3,411,429
SVB Financial Group(b)	544	126,088
Truist Financial Corp.	48,986	2,293,035
U.S. Bancorp	85,822	3,895,461
Wells Fargo & Co.	118,029	5,659,491

		37,155,322

Beverages — 1.8%
Brown-Forman Corp., Class B, NVS	30,511	2,227,913
Coca-Cola Europacific Partners PLC	12,364	656,405
PepsiCo, Inc.	42,478	7,880,094

		10,764,412

Biotechnology — 1.5%
Amgen, Inc.	9,826	2,814,166
Biogen, Inc.(b)	3,602	1,099,222
BioMarin Pharmaceutical, Inc.(b)	5,275	532,670
Blueprint Medicines Corp.(b)	2,031	97,062
Exact Sciences Corp.(b)	27,393	1,231,315
Gilead Sciences, Inc.	24,754	2,174,144
Moderna, Inc.(b)	2,120	372,929
Novavax, Inc.(b)	6,206	102,337
Regeneron Pharmaceuticals, Inc.(b)	359	269,860
Seagen, Inc.(b)	3,256	395,246
Ultragenyx Pharmaceutical, Inc.(b)	4,385	159,176

		9,248,127

Building Products — 0.6%
Builders FirstSource, Inc.(b)	12,903	824,889
Fortune Brands Home & Security, Inc.	23,194	1,515,496
Owens Corning	9,580	851,087
Trane Technologies PLC	863	153,976

		3,345,448

Security	Shares	Value

Capital Markets — 3.3%
Bank of New York Mellon Corp.	131,691	$6,044,617
Carlyle Group, Inc.	57,683	1,797,979
Cboe Global Markets, Inc.	19,725	2,501,919
CME Group, Inc.	23,351	4,121,451
Intercontinental Exchange, Inc.	31,651	3,428,120
S&P Global, Inc.	3,166	1,116,965
State Street Corp.	5,663	451,171

		19,462,222

Chemicals — 2.4%
Corteva, Inc.	65,479	4,397,570
FMC Corp.	22,622	2,955,338
Huntsman Corp.	21,218	589,436
Linde PLC	17,879	6,015,926
Mosaic Co.	4,732	242,752
Sherwin-Williams Co.	839	209,062
Valvoline, Inc.	7,389	243,689

		14,653,773

Commercial Services & Supplies — 0.1%
Rentokil Initial PLC, ADR(a)	4,521	149,419
Tetra Tech, Inc.	3,055	472,273

		621,692

Communications Equipment — 0.7%
Cisco Systems, Inc.	8,496	422,421
Juniper Networks, Inc.	114,447	3,804,218

		4,226,639

Construction & Engineering — 0.3%
AECOM	23,344	1,984,240

Consumer Finance — 3.0%
Ally Financial, Inc.	73,839	1,994,392
American Express Co.	56,280	8,869,165
Capital One Financial Corp.	37,871	3,909,802
Discover Financial Services	15,267	1,654,332
Synchrony Financial	39,271	1,475,804

		17,903,495

Containers & Packaging — 0.3%
Westrock Co.	52,168	1,978,211

Diversified Financial Services — 3.5%
Berkshire Hathaway, Inc., Class B(b)	48,436	15,431,710
Voya Financial, Inc.	82,226	5,425,271

		20,856,981

Diversified Telecommunication Services — 1.4%
AT&T Inc.	204,544	3,943,608
Verizon Communications, Inc.	108,460	4,227,771

		8,171,379

Electric Utilities — 2.0%
Edison International	11,270	751,258
Entergy Corp.	34,971	4,066,078
Evergy, Inc.	10,984	650,363
NextEra Energy, Inc.	23,443	1,985,622
NRG Energy, Inc.	19,228	816,228
Portland General Electric Co.	11,517	566,982
Xcel Energy, Inc.	40,681	2,856,620

		11,693,151

Electrical Equipment — 1.1%
AMETEK, Inc.	5,715	813,930
Eaton Corp. PLC	33,299	5,442,722
Sunrun, Inc.(b)	4,206	137,031

		6,393,683

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.1%
Arrow Electronics, Inc.(b)	662	$71,986
Avnet, Inc.	17,350	783,699
Flex Ltd.(b)	217,505	4,780,760
TD SYNNEX Corp.	3,650	373,395
TE Connectivity Ltd.	3,215	405,476

		6,415,316

Energy Equipment & Services — 1.1%
Halliburton Co.	79,775	3,022,675
Patterson-UTI Energy, Inc.	29,151	523,261
Schlumberger Ltd.	53,726	2,769,575

		6,315,511

Entertainment — 0.8%
Activision Blizzard, Inc.	12,328	911,656
Live Nation Entertainment, Inc.(b)	12,026	875,012
Spotify Technology SA(b)	1,097	87,124
Walt Disney Co.(b)	25,466	2,492,357
Warner Bros Discovery, Inc.(b)	19,223	219,142

		4,585,291

Equity Real Estate Investment Trusts (REITs) — 4.5%
Brixmor Property Group, Inc.	41,467	961,205
Crown Castle, Inc.	7,810	1,104,568
Equity LifeStyle Properties, Inc.	13,124	871,696
Equity Residential(a)	36,317	2,355,521
Essex Property Trust, Inc.	25,697	5,663,105
Lamar Advertising Co., Class A	2,890	289,405
Outfront Media, Inc.	3,722	68,075
Park Hotels & Resorts, Inc.	17,404	223,293
Prologis, Inc.	59,265	6,980,824
Regency Centers Corp.	2,562	170,194
SBA Communications Corp.	2,307	690,485
Simon Property Group, Inc.	54,644	6,526,679
Sun Communities, Inc.	1,281	188,179
Ventas, Inc.	12,167	566,131

		26,659,360

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	589	317,618
Kroger Co.	61,842	3,042,008
Walmart, Inc.	28,774	4,385,733

		7,745,359

Food Products — 2.6%
Archer-Daniels-Midland Co.	14,274	1,391,715
Bunge Ltd.	11,807	1,237,846
Hershey Co.	16,857	3,964,261
Mondelez International, Inc., Class A	69,650	4,709,036
Tyson Foods, Inc., Class A	63,670	4,220,048

		15,522,906

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	30,970	3,331,753
Becton Dickinson and Co.	27,518	6,861,338
Boston Scientific Corp.(b)	67,688	3,064,236
Edwards Lifesciences Corp.(b)	2,665	205,871
Medtronic PLC	63,029	4,981,812

		18,445,010

Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	18,374	3,136,258
Cigna Corp.	26,843	8,828,394
CVS Health Corp.	51,423	5,238,975

Security	Shares	Value

Health Care Providers & Services (continued)
Elevance Health, Inc.	8,765	$4,671,044
UnitedHealth Group, Inc.	614	336,325

		22,210,996

Health Care Technology — 0.3%
Teladoc Health, Inc.(a)(b)	73,775	2,103,325

Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment, Inc.(b)	4,183	212,538
Carnival Corp.(b)	24,187	240,177
Darden Restaurants, Inc.	2,914	428,329
Domino’s Pizza, Inc.	1,764	685,720
Hilton Grand Vacations, Inc.(b)	1,281	56,390
McDonald’s Corp.	3,489	951,764
Starbucks Corp.	7,481	764,558
Travel + Leisure Co.	100,542	3,908,067

		7,247,543

Household Durables — 0.5%
Lennar Corp., Class A	6,453	566,767
TopBuild Corp.(b)	3,432	528,803
Whirlpool Corp.	12,217	1,790,157

		2,885,727

Household Products — 2.0%
Colgate-Palmolive Co.	35,608	2,758,908
Procter & Gamble Co.	60,773	9,064,901

		11,823,809

Independent Power and Renewable Electricity Producers — 0.5%
Brookfield Renewable Corp., Class A	5,551	181,018
Vistra Corp.	107,708	2,620,536

		2,801,554

Industrial Conglomerates — 0.2%
Honeywell International, Inc.	5,805	1,274,488

Insurance — 4.3%
Allstate Corp.	14,611	1,956,413
American Financial Group, Inc.	2,060	292,973
Hartford Financial Services Group, Inc.	35,687	2,725,416
Marsh & McLennan Cos., Inc.	38,922	6,740,512
MetLife, Inc.	106,631	8,178,598
Travelers Cos., Inc.	29,420	5,584,210

		25,478,122

Interactive Media & Services — 2.1%
Alphabet, Inc., Class A(b)	32,930	3,325,601
Alphabet, Inc., Class C, NVS(b)	21,524	2,183,610
Meta Platforms, Inc., Class A(b)	54,327	6,416,019
Snap, Inc., Class A, NVS(b)	78,285	807,118

		12,732,348

Internet & Direct Marketing Retail — 0.5%
eBay, Inc.	60,091	2,730,535

IT Services — 1.9%
Accenture PLC, Class A	880	264,818
Automatic Data Processing, Inc.	8,706	2,299,603
Cognizant Technology Solutions Corp., Class A	65,274	4,060,696
Fidelity National Information Services, Inc.	23,321	1,692,638
Gartner, Inc.(b)	541	189,550
Kyndryl Holdings, Inc.(b)	8,909	104,324
Okta, Inc.(b)	2,586	137,886
PayPal Holdings, Inc.(b)	31,625	2,479,716
StoneCo Ltd., Class A(b)	7,561	88,313
Twilio, Inc., Class A(b)	2,914	142,844

		11,460,388

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services — 3.4%
Agilent Technologies, Inc.	27,311	$4,232,659
Bio-Rad Laboratories, Inc., Class A(b)	352	145,978
Danaher Corp.	27,030	7,390,272
Syneos Health, Inc.(b)	5,015	176,929
Thermo Fisher Scientific, Inc.	15,264	8,551,198

		20,497,036

Machinery — 3.6%
Deere & Co.	1,282	565,362
Illinois Tool Works, Inc.	14,725	3,349,496
Otis Worldwide Corp.	23,171	1,809,423
PACCAR, Inc.	57,034	6,040,471
Snap-on, Inc.	14,404	3,465,602
Stanley Black & Decker, Inc.	14,008	1,144,734
Timken Co.	53,552	4,068,881
Xylem, Inc.	8,459	950,369

		21,394,338

Media — 2.2%
Comcast Corp., Class A	174,283	6,385,729
Fox Corp., Class A, NVS	201,861	6,550,389
Fox Corp., Class B	4,563	139,263
Liberty Media Corp. - Liberty SiriusXM, Class A(b)	2,077	91,014

		13,166,395

Metals & Mining — 0.9%
Freeport-McMoRan, Inc.	6,971	277,446
Newmont Corp.	45,643	2,166,673
Reliance Steel & Aluminum Co.	4,809	1,016,094
Steel Dynamics, Inc.	19,941	2,072,468

		5,532,681

Multiline Retail — 0.3%
Target Corp.	11,611	1,939,850

Multi-Utilities — 2.2%
Black Hills Corp.	9,025	646,461
CMS Energy Corp.	89,322	5,454,894
DTE Energy Co.	61,919	7,183,223

		13,284,578

Oil, Gas & Consumable Fuels — 7.2%
APA Corp.	1,249	58,516
Chevron Corp.	79,033	14,487,539
EOG Resources, Inc.	20,329	2,885,295
Exxon Mobil Corp.	136,909	15,243,448
Marathon Oil Corp.	66,614	2,040,387
Marathon Petroleum Corp.	27,478	3,347,095
Ovintiv, Inc.	14,062	784,097
Phillips 66	17,555	1,903,664
Valero Energy Corp.	11,988	1,601,837
Williams Cos., Inc.	13,155	456,478

		42,808,356

Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	48,233	3,872,145
Eli Lilly & Co.	3,656	1,356,668
Johnson & Johnson	82,140	14,620,920
Merck & Co., Inc.	38,789	4,271,445
Perrigo Co. PLC	18,203	586,683
Pfizer, Inc.	170,268	8,535,535

		33,243,396

Professional Services — 0.1%
KBR, Inc.	4,875	251,891
ManpowerGroup, Inc.	2,777	243,043

		494,934

Security	Shares	Value

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class C, NVS(b)	5,339	$202,775

Road & Rail — 0.9%
CSX Corp.	55,356	1,809,588
Landstar System, Inc.(a)	1,911	330,565
Lyft, Inc., Class A(b)	24,832	278,615
Norfolk Southern Corp.	607	155,695
Ryder System, Inc.	7,286	681,168
Schneider National, Inc., Class B(a)	57,181	1,472,983
Uber Technologies, Inc.(b)	28,923	842,816

		5,571,430

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.	44,729	7,689,362
Cirrus Logic, Inc.(b)	7,990	596,933
Intel Corp.	195,026	5,864,432
Lam Research Corp.	486	229,577
Marvell Technology, Inc.	12,237	569,265
NXP Semiconductors NV	381	66,995
Semtech Corp.(b)	6,447	198,181
Silicon Laboratories, Inc.(b)	7,578	1,102,144

		16,316,889

Software — 2.2%
Adobe, Inc.(b)	4,503	1,553,220
ANSYS, Inc.(b)	1,023	260,149
Bill.com Holdings, Inc.(b)	5,171	622,692
Box, Inc., Class A(b)	3,120	85,644
Ceridian HCM Holding, Inc.(a)(b)	35,002	2,395,537
DocuSign, Inc.(b)	1,760	82,843
HubSpot, Inc.(b)	673	203,939
Intuit, Inc.	968	394,547
Manhattan Associates, Inc.(b)	1,043	131,355
Microsoft Corp.	11,242	2,868,284
Paycom Software, Inc.(b)	153	51,882
Paylocity Holding Corp.(b)	1,596	347,657
Rapid7, Inc.(b)	7,730	227,262
RingCentral, Inc., Class A(b)	42,622	1,579,571
ServiceNow, Inc.(b)	4,051	1,686,431
VMware, Inc., Class A(b)	2,275	276,390
Zscaler, Inc.(b)	1,706	227,666

		12,995,069

Specialty Retail — 1.6%
AutoNation, Inc.(b)	6,438	797,733
Best Buy Co., Inc.	12,175	1,038,528
Home Depot, Inc.	15,920	5,157,921
Lowe’s Cos., Inc.	7,397	1,572,232
Penske Automotive Group, Inc.(a)	5,507	696,360
Ulta Beauty, Inc.(b)	485	225,447

		9,488,221

Technology Hardware, Storage & Peripherals — 0.9%
Hewlett Packard Enterprise Co.	305,218	5,121,558

Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc.(b)	3,469	1,319,295
Under Armour, Inc., Class C, NVS(b)	6,023	52,521

		1,371,816

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	29,108	569,644

Tobacco — 0.4%
Altria Group, Inc.	47,612	2,217,767

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.1%
United Rentals, Inc.(b)	1,273	$449,407

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(b)	44,114	937,864

Total Long-Term Investments — 99.1% (Cost: $520,599,503)		591,230,022

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(c)(d)	5,891,617	5,891,617
SL Liquidity Series, LLC, Money Market Series, 4.05%(c)(d)(e)	4,140,451	4,138,794

Total Short-Term Securities — 1.7% (Cost: $10,029,680)		10,030,411

Total Investments — 100.8% (Cost: $530,629,183)		601,260,433

Liabilities in Excess of Other Assets — (0.8)%		(4,632,689)

Net Assets — 100.0%		$596,627,744

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,051,649	$—		$(160,032	)(a)	$—	$—	$5,891,617	5,891,617	$56,822		$—
SL Liquidity Series, LLC, Money Market Series	1,202,047	2,936,755	(a)	—		(739)	731	4,138,794	4,140,451	23,847	(b)	—

						$(739)	$731	$10,030,411		$80,669		$—

(a)	Represents net amount purchased (sold).
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	35	12/16/22	$7,142	$547,821

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$547,821	$—	$—	$—	$547,821

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(990,957)	$—	$—	$—	$(990,957)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$436,787	$—	$—	$—	$436,787

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,934,119

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Advantage Large Cap Value Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$591,230,022	$—	$—	$591,230,022
Short-Term Securities
Money Market Funds	5,891,617	—	—	5,891,617

	$597,121,639	$—	$—	597,121,639

Investments valued at NAV(a)				4,138,794

				$601,260,433

Derivative Financial Instruments(b)
Assets
Equity Contracts	$547,821	$—	$—	$547,821

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

November 30, 2022

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,034,238,183	$898,008,900	$3,884,442,616	$2,824,026,194	$591,230,022
Investments, at value — affiliated(c)	22,928,985	14,344,712	141,216,341	45,014,479	10,030,411
Cash	550	—	—	2,895,198	7,532
Cash pledged for futures contracts	1,250,000	671,000	2,455,000	1,799,000	375,006
Foreign currency, at value(d)	408,622	75,522	—	—	—
Receivables:
Investments sold	10,632,291	8,253,511	35,356,230	22,889,045	5,273,462
Securities lending income — affiliated	1,554	739	39,448	3,995	163
Capital shares sold	318,992	871,037	10,027,175	3,148,106	1,962,172
Dividends — unaffiliated	6,207,116	921,976	4,720,214	3,922,939	1,226,328
Dividends — affiliated	55,259	23,689	102,641	66,201	15,112
Interest — unaffiliated	458	—	303	—	—
From the Manager	52,871	39,303	56,212	145,509	19,945
Variation margin on futures contracts	406,870	444,278	1,019,217	967,636	208,687
Prepaid expenses	46,262	58,643	63,668	79,171	67,972

Total assets	1,076,548,013	923,713,310	4,079,499,065	2,904,957,473	610,416,812

LIABILITIES
Collateral on securities loaned	1,718,277	5,914,994	110,383,751	21,155,513	4,139,966
Payables:
Investments purchased	9,689,331	7,944,884	28,061,134	22,137,238	5,368,260
Administration fees	34,161	37,059	118,137	86,099	19,950
Capital shares redeemed	2,798,922	741,071	6,886,345	2,212,264	1,544,220
Income dividend distributions	—	—	—	3,901,453	2,152,973
Investment advisory fees	291,274	343,227	1,226,826	831,858	181,838
Trustees’ and Officer’s fees	3,348	3,346	4,289	4,890	2,731
Other accrued expenses	661,822	207,710	1,195,117	707,224	275,485
Other affiliate fees	108,947	92,304	34,088	302,725	11,285
Service and distribution fees	47,398	91,120	79,555	285,424	92,360

Total liabilities	15,353,480	15,375,715	147,989,242	51,624,688	13,789,068

NET ASSETS	$1,061,194,533	$908,337,595	$3,931,509,823	$2,853,332,785	$596,627,744

NET ASSETS CONSIST OF:
Paid-in capital	$1,086,518,743	$704,350,574	$4,223,974,954	$2,499,472,895	$552,282,152
Accumulated earnings (loss)	(25,324,210)	203,987,021	(292,465,131)	353,859,890	44,345,592

NET ASSETS	$1,061,194,533	$908,337,595	$3,931,509,823	$2,853,332,785	$596,627,744

(a) Investments, at cost — unaffiliated	$938,336,389	$639,685,734	$3,929,010,426	$2,302,320,040	$520,599,503
(b) Securities loaned, at value	$1,719,562	$5,935,574	$108,912,288	$20,680,225	$3,857,020
(c) Investments, at cost — affiliated	$22,928,699	$14,344,077	$141,193,608	$45,009,092	$10,029,680
(d) Foreign currency, at cost	$409,721	$84,256	$—	$—	$—

F I N A N C I A L S T A T E M E N T S	51

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2022

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional
Net assets	$716,663,749	$473,024,950	$2,524,011,342	$1,472,426,782	$178,836,793

Shares outstanding	44,745,597	26,003,649	163,905,715	86,254,395	6,351,926

Net asset value	$16.02	$18.19	$15.40	$17.07	$28.15

Shares authorized	Unlimited	Unlimited	Unlimited	400 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Investor A
Net assets	$224,812,451	$423,934,550	$347,910,259	$1,300,642,524	$382,599,987

Shares outstanding	14,213,798	24,793,736	22,759,588	80,524,110	13,975,339

Net asset value	$15.82	$17.10	$15.29	$16.15	$27.38

Shares authorized	Unlimited	Unlimited	Unlimited	300 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Investor C
Net assets	$2,503,574	$9,033,299	$10,602,909	$34,318,830	$16,798,762

Shares outstanding	163,041	657,999	717,260	2,668,422	674,866

Net asset value	$15.36	$13.73	$14.78	$12.86	$24.89

Shares authorized	Unlimited	Unlimited	Unlimited	400 million	400 million

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Class K
Net assets	$114,639,714	$1,942,566	$1,048,985,313	$32,712,465	$10,393,415

Shares outstanding	7,156,071	106,777	68,052,307	1,915,853	369,196

Net asset value	$16.02	$18.19	$15.41	$17.07	$28.15

Shares authorized	Unlimited	Unlimited	Unlimited	2 billion	2 billion

Par value	$0.001	$0.001	$0.001	$0.10	$0.10

Class R
Net assets	$2,575,045	$402,230	N/A	$13,232,184	$7,998,787

Shares outstanding	162,683	22,329	N/A	906,885	307,839

Net asset value	$15.83	$18.01	N/A	$14.59	$25.98

Shares authorized	Unlimited	Unlimited	N/A	200 million	200 million

Par value	$0.001	$0.001	N/A	$0.10	$0.10

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended November 30, 2022

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$13,461,500	$4,967,530	$30,248,595
Dividends — affiliated	213,855	103,572	435,964
Securities lending income — affiliated — net	13,292	3,901	855,007
Non-cash dividends — unaffiliated	2,932,755	—	—
Foreign taxes withheld	(1,073,097)	—	(88,463)

Total investment income	15,548,305	5,075,003	31,451,103

EXPENSES
Investment advisory	2,203,161	2,467,742	7,969,315
Transfer agent — class specific	533,810	418,858	1,284,884
Service and distribution — class specific	283,083	578,128	474,268
Custodian	230,347	19,890	57,037
Administration	202,113	179,442	698,443
Administration — class specific	97,994	86,600	374,021
Professional	71,715	60,360	69,594
Registration	47,609	45,030	181,789
Accounting services	44,741	41,663	119,242
Printing and postage	20,441	17,963	21,822
Trustees and Officer	8,075	7,560	20,607
Miscellaneous	8,746	14,473	31,592

Total expenses	3,751,835	3,937,709	11,302,614
Less:
Fees waived and/or reimbursed by the Manager	(632,008)	(386,204)	(752,368)
Administration fees waived — class specific	(97,994)	(43,643)	(374,021)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(316,313)	(294,346)	(592,816)

Total expenses after fees waived and/or reimbursed	2,705,520	3,213,516	9,583,409

Net investment income	12,842,785	1,861,487	21,867,694

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(90,452,074)	(37,372,495)	(130,876,382)
Investments — affiliated	(1,010)	912	(22,313)
Futures contracts	(2,535,177)	(1,369,177)	(605,094)
Foreign currency transactions	(540,327)	—	—

	(93,528,588)	(38,740,760)	(131,503,789)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	66,932,831	12,111,910	208,671,770
Investments — affiliated	(594)	590	(19,356)
Futures contracts	1,641,776	904,128	(2,203,181)
Foreign currency translations	187,649	(2,392)	—

	68,761,662	13,014,236	206,449,233

Net realized and unrealized gain (loss)	(24,766,926)	(25,726,524)	74,945,444

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,924,141)	$(23,865,037)	$96,813,138

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations (unaudited) (continued)

Six Months Ended November 30, 2022

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Dividends — unaffiliated	$23,178,537	$6,480,347
Dividends — affiliated	250,651	56,822
Securities lending income — affiliated — net	15,938	23,847
Foreign taxes withheld	(5,916)	(581)

Total investment income	23,439,210	6,560,435

EXPENSES
Investment advisory	6,025,583	1,386,069
Service and distribution — class specific	1,798,826	552,358
Transfer agent — class specific	1,671,900	285,734
Administration	533,485	119,416
Administration — class specific	279,888	56,596
Accounting services	93,862	33,565
Professional	61,148	73,954
Registration	60,390	43,256
Custodian	50,799	—
Directors and Officer	18,256	6,215
Printing and postage	16,905	21,188
Miscellaneous	23,243	13,784

Total expenses	10,634,285	2,592,135
Less:
Fees waived and/or reimbursed by the Manager	(868,345)	(311,321)
Administration fees waived — class specific	(279,888)	(56,596)
Transfer agent fees waived and/or reimbursed — class specific	(978,733)	(146,691)

Total expenses after fees waived and/or reimbursed	8,507,319	2,077,527

Net investment income	14,931,891	4,482,908

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(94,071,767)	(9,790,592)
Investments — affiliated	(13,430)	(739)
Futures contracts	(4,277,538)	(990,957)
Payment by affiliate	2,574	—

	(98,360,161)	(10,782,288)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	38,354,384	6,324,385
Investments — affiliated	5,387	731
Futures contracts	2,184,776	436,787

	40,544,547	6,761,903

Net realized and unrealized loss	(57,815,614)	(4,020,385)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,883,723)	$462,523

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

Six Months Ended November 30, 2022

	BlackRock Advantage International Fund		BlackRock Advantage Large Cap Growth Fund
	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$12,842,785	$26,775,669	$1,861,487	$(569,120)
Net realized gain (loss)	(93,528,588)	13,815,739	(38,740,760)	61,322,883
Net change in unrealized appreciation (depreciation)	68,761,662	(158,114,198)	13,014,236	(132,089,230)

Net decrease in net assets resulting from operations	(11,924,141)	(117,522,790)	(23,865,037)	(71,335,467)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(10,331,238)	(56,532,048)	—	(44,257,293)
Investor A	(3,217,203)	(29,302,058)	—	(108,743,677)
Investor C	(24,712)	(240,559)	—	(2,223,605)
Class K	(1,797,713)	(8,265,311)	—	(260,167)
Class R	(34,738)	(255,950)	—	(58,102)

Decrease in net assets resulting from distributions to shareholders	(15,405,604)	(94,595,926)	—	(155,542,844)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	29,714,944	87,661,542	34,647,717	75,061,115

NET ASSETS
Total increase (decrease) in net assets	2,385,199	(124,457,174)	10,782,680	(151,817,196)
Beginning of period	1,058,809,334	1,183,266,508	897,554,915	1,049,372,111

End of period	$1,061,194,533	$1,058,809,334	$908,337,595	$897,554,915

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets  (continued)

Six Months Ended November 30, 2022

	BlackRock Advantage Small Cap Core Fund		BlackRock Advantage Large Cap Core Fund
	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Six Months Ended 11/30/22 (unaudited)	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,867,694	$29,215,493	$14,931,891	$17,849,810	$23,635,633
Net realized gain (loss)	(131,503,789)	250,713,459	(98,360,161)	105,141,301	591,709,028
Net change in unrealized appreciation (depreciation)	206,449,233	(1,069,259,136)	40,544,547	(286,927,386)	202,950,778

Net increase (decrease) in net assets resulting from operations	96,813,138	(789,330,184)	(42,883,723)	(163,936,275)	818,295,439

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(49,294,852)	(329,368,119)	(87,947,101)	(308,814,770)	(70,259,334)
Service	—	—	—	—	(15,503)
Investor A	(6,589,178)	(54,143,568)	(78,931,541)	(280,110,173)	(66,523,425)
Investor C	(206,143)	(1,508,629)	(2,397,702)	(8,989,662)	(1,882,579)
Class K	(19,110,421)	(113,826,903)	(1,924,102)	(11,248,178)	(1,855,510)
Class R	—	—	(849,067)	(2,790,705)	(595,042)

Decrease in net assets resulting from distributions to shareholders	(75,200,594)	(498,847,219)	(172,049,513)	(611,953,488)	(141,131,393)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	70,693,683	860,940,149	23,307,871	466,117,456	(125,973,220)

NET ASSETS
Total increase (decrease) in net assets	92,306,227	(427,237,254)	(191,625,365)	(309,772,307)	551,190,826
Beginning of period	3,839,203,596	4,266,440,850	3,044,958,150	3,354,730,457	2,803,539,631

End of period	$3,931,509,823	$3,839,203,596	$2,853,332,785	$3,044,958,150	$3,354,730,457

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

Six Months Ended November 30, 2022

	BlackRock Advantage Large Cap Value Fund
	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,482,908	$7,845,046
Net realized gain (loss)	(10,782,288)	73,721,702
Net change in unrealized appreciation (depreciation)	6,761,903	(78,673,932)

Net increase in net assets resulting from operations	462,523	2,892,816

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,937,888)	(31,826,031)
Investor A	(20,893,090)	(68,214,081)
Investor C	(893,218)	(3,358,960)
Class K	(574,235)	(1,517,442)
Class R	(460,360)	(1,494,991)

Decrease in net assets resulting from distributions to shareholders	(32,758,791)	(106,411,505)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	10,937,976	67,596,123

NET ASSETS
Total decrease in net assets	(21,358,292)	(35,922,566)
Beginning of period	617,986,036	653,908,602

End of period	$596,627,744	$617,986,036

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$16.48		$19.89	$14.52	$16.12		$16.97	$16.77		$14.50

Net investment income(a)	0.20		0.46	0.38	0.22		0.44	0.45		0.19
Net realized and unrealized gain (loss)	(0.42)		(2.28)	5.30	(1.37)		(0.90)	(0.12)		2.37

Net increase (decrease) from investment operations	(0.22)		(1.82)	5.68	(1.15)		(0.46)	0.33		2.56

Distributions(b)
From net investment income	(0.24)		(0.62)	(0.31)	(0.45)		(0.39)	(0.13)		(0.29)

From net realized gain	—		(0.97)	—	—		—	—		—

Total distributions	(0.24)		(1.59)	(0.31)	(0.45)		(0.39)	(0.13)		(0.29)

Net asset value, end of period	$16.02		$16.48	$19.89	$14.52		$16.12	$16.97		$16.77

Total Return(c)
Based on net asset value	(1.16	)%(d)	(9.93)%	39.57%	(7.45	)%(d)	(2.52)%	1.94	%(e)	17.99%

Ratios to Average Net Assets(f)
Total expenses	0.69	%(g)	0.73%	0.78%	0.82	%(g)	0.88%	0.86%		1.10%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%	0.50%	0.50	%(g)	0.59%	0.64%		0.86%

Net investment income	2.67	%(g)	2.51%	2.21%	2.17	%(g)	2.78%	2.61%		1.20%

Supplemental Data
Net assets, end of period (000)	$716,664		$710,116	$616,649	$477,944		$446,831	$403,149		$116,595

Portfolio turnover rate	67%		132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$16.28		$19.65	$14.35	$15.93		$16.78	$16.60		$14.35

Net investment income(a)	0.18		0.35	0.33	0.19		0.40	0.38		0.12
Net realized and unrealized gain (loss)	(0.42)		(2.19)	5.24	(1.35)		(0.90)	(0.10)		2.38

Net increase (decrease) from investment operations	(0.24)		(1.84)	5.57	(1.16)		(0.50)	0.28		2.50

Distributions(b)
From net investment income	(0.22)		(0.56)	(0.27)	(0.42)		(0.35)	(0.10)		(0.25)

From net realized gain	—		(0.97)	—	—		—	—		—

Total distributions	(0.22)		(1.53)	(0.27)	(0.42)		(0.35)	(0.10)		(0.25)

Net asset value, end of period	$15.82		$16.28	$19.65	$14.35		$15.93	$16.78		$16.60

Total Return(c)
Based on net asset value	(1.30	)%(d)	(10.13)%	39.21%	(7.61	)%(d)	(2.77)%	1.68	%(e)	17.71%

Ratios to Average Net Assets(f)
Total expenses	1.06	%(g)	1.02%	1.05%	1.08	%(g)	1.16%	1.15%		1.42%

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.75%	0.75%	0.75	%(g)	0.84%	0.89%		1.19%

Net investment income	2.43	%(g)	1.93%	1.95%	1.85	%(g)	2.56%	2.20%		0.82%

Supplemental Data
Net assets, end of period (000)	$224,812		$240,255	$456,083	$366,411		$404,739	$302,725		$169,806

Portfolio turnover rate	67%		132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$15.81		$19.12	$13.95	$15.43		$16.11	$15.96		$13.81

Net investment income (loss)(a)	0.12		0.22	0.16	0.10		0.23	0.23		(0.01)
Net realized and unrealized gain (loss)	(0.40)		(2.15)	5.14	(1.31)		(0.80)	(0.08)		2.29

Net increase (decrease) from investment operations	(0.28)		(1.93)	5.30	(1.21)		(0.57)	0.15		2.28

Distributions(b)
From net investment income	(0.17)		(0.41)	(0.13)	(0.27)		(0.11)	—		(0.13)

From net realized gain	—		(0.97)	—	—		—	—		—

Total distributions	(0.17)		(1.38)	(0.13)	(0.27)		(0.11)	—		(0.13)

Net asset value, end of period	$15.36		$15.81	$19.12	$13.95		$15.43	$16.11		$15.96

Total Return(c)
Based on net asset value	(1.65	)%(d)	(10.83)%	38.21%	(8.05	)%(d)	(3.51)%	0.94	%(e)	16.70%

Ratios to Average Net Assets(f)
Total expenses	1.87	%(g)	1.83%	1.88%	1.84	%(g)	1.88%	1.89%		2.22	%(h)

Total expenses after fees waived and/or reimbursed	1.50	%(g)	1.50%	1.50%	1.50	%(g)	1.59%	1.64%		2.03%

Net investment income (loss)	1.68	%(g)	1.27%	0.98%	1.04	%(g)	1.52%	1.39%		(0.05)%

Supplemental Data
Net assets, end of period (000)	$2,504		$2,356	$3,664	$6,193		$9,448	$23,111		$24,717

Portfolio turnover rate	67%		132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$16.48		$19.89	$14.52	$16.12		$16.98	$18.33

Net investment income(b)	0.20		0.46	0.46	0.23		0.56	0.39
Net realized and unrealized gain (loss)	(0.42)		(2.28)	5.23	(1.37)		(1.03)	(1.74)

Net increase (decrease) from investment operations	(0.22)		(1.82)	5.69	(1.14)		(0.47)	(1.35)

Distributions(c)
From net investment income	(0.24)		(0.62)	(0.32)	(0.46)		(0.39)	—

From net realized gain	—		(0.97)	—	—		—	—

Total distributions	(0.24)		(1.59)	(0.32)	(0.46)		(0.39)	—

Net asset value, end of period	$16.02		$16.48	$19.89	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	(1.13	)%(e)	(9.89)%	39.64%	(7.40	)%(e)	(2.53)%	(7.37	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	0.60	%(h)	0.61%	0.63%	0.65	%(h)	0.75%	0.80	%(h)

Total expenses after fees waived and/or reimbursed	0.45	%(h)	0.45%	0.45%	0.45	%(h)	0.54%	0.59	%(h)

Net investment income	2.73	%(h)	2.55%	2.65%	2.20	%(h)	3.59%	3.33	%(h)

Supplemental Data
Net assets, end of period (000)	$114,640		$103,329	$103,454	$43,073		$43,721	$8,175

Portfolio turnover rate	67%		132%	247%	131%		140%	106	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class R
	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$16.29		$19.68	$14.36	$15.91		$16.74	$16.53		$14.29

Net investment income(a)	0.16		0.33	0.28	0.15		0.34	0.32		0.07
Net realized and unrealized gain (loss)	(0.42)		(2.23)	5.26	(1.34)		(0.88)	(0.08)		2.36

Net increase (decrease) from investment operations	(0.26)		(1.90)	5.54	(1.19)		(0.54)	0.24		2.43

Distributions(b)
From net investment income	(0.20)		(0.52)	(0.22)	(0.36)		(0.29)	(0.03)		(0.19)

From net realized gain	—		(0.97)	—	—		—	—		—

Total distributions	(0.20)		(1.49)	(0.22)	(0.36)		(0.29)	(0.03)		(0.19)

Net asset value, end of period	$15.83		$16.29	$19.68	$14.36		$15.91	$16.74		$16.53

Total Return(c)
Based on net asset value	(1.42	)%(d)	(10.42)%	38.91%	(7.75	)%(d)	(3.04)%	1.44	%(e)	17.26%

Ratios to Average Net Assets(f)
Total expenses	1.36	%(g)	1.35%	1.36%	1.37	%(g)	1.44%	1.45%		1.75	%(h)

Total expenses after fees waived and/or reimbursed	1.00	%(g)	1.00%	1.00%	1.00	%(g)	1.09%	1.14%		1.55%

Net investment income	2.19	%(g)	1.81%	1.67%	1.47	%(g)	2.20%	1.91%		0.46%

Supplemental Data
Net assets, end of period (000)	$2,575		$2,753	$3,416	$3,310		$5,244	$7,572		$7,551

Portfolio turnover rate	67%		132%	247%	131%		140%	106%		177%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund
	Institutional
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17 (a)

Net asset value, beginning of period	$18.77		$23.33	$18.23	$16.49		$17.89	$15.20	$12.32

Net investment income(b)	0.05		0.03	0.04	0.07		0.13	0.13	0.12
Net realized and unrealized gain (loss)	(0.63)		(1.25)	6.59	2.40		(0.22)	3.52	2.87

Net increase (decrease) from investment operations	(0.58)		(1.22)	6.63	2.47		(0.09)	3.65	2.99

Distributions(c)
From net investment income	—		—	(0.07)	(0.14)		(0.13)	(0.08)	(0.11)

From net realized gain	—		(3.34)	(1.46)	(0.59)		(1.18)	(0.88)	—

Total distributions	—		(3.34)	(1.53)	(0.73)		(1.31)	(0.96)	(0.11)

Net asset value, end of period	$18.19		$18.77	$23.33	$18.23		$16.49	$17.89	$15.20

Total Return(d)
Based on net asset value	(3.09	)%(e)	(7.80)%	37.54%	15.34	%(e)	0.41%	25.31%	24.43%

Ratios to Average Net Assets(f)
Total expenses	0.69	%(g)	0.75%	0.83%	0.86	%(g)	0.87%	0.86%	1.10%

Total expenses after fees waived and/or reimbursed	0.60	%(g)	0.61%	0.62%	0.62	%(g)	0.62%	0.62%	0.84%

Net investment income	0.58	%(g)	0.15%	0.21%	0.65	%(g)	0.82%	0.83%	0.91%

Supplemental Data
Net assets, end of period (000)	$473,025		$432,076	$125,061	$89,737		$79,564	$74,886	$36,574

Portfolio turnover rate	61%		130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor A
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17 (a)

Net asset value, beginning of period	$17.67		$22.13	$17.35	$15.71		$17.11	$14.59	$11.83

Net investment income (loss)(b)	0.03		(0.03)	(0.01)	0.04		0.09	0.09	0.08
Net realized and unrealized gain (loss)	(0.60)		(1.16)	6.27	2.28		(0.22)	3.37	2.75

Net increase (decrease) from investment operations	(0.57)		(1.19)	6.26	2.32		(0.13)	3.46	2.83

Distributions(c)
From net investment income	—		—	(0.02)	(0.09)		(0.09)	(0.06)	(0.07)

From net realized gain	—		(3.27)	(1.46)	(0.59)		(1.18)	(0.88)	—

Total distributions	—		(3.27)	(1.48)	(0.68)		(1.27)	(0.94)	(0.07)

Net asset value, end of period	$17.10		$17.67	$22.13	$17.35		$15.71	$17.11	$14.59

Total Return(d)
Based on net asset value	(3.23	)%(e)	(8.05)%	37.28%	15.16	%(e)	0.15%	24.98%	24.03%

Ratios to Average Net Assets(f)
Total expenses	1.11	%(g)	1.07%	1.08%	1.12	%(g)	1.12%	1.12%	1.35%

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.87%	0.87%	0.87	%(g)	0.87%	0.87%	1.13%

Net investment income (loss)	0.30	%(g)	(0.16)%	(0.04)%	0.40	%(g)	0.57%	0.58%	0.60%

Supplemental Data
Net assets, end of period (000)	$423,935		$452,791	$909,344	$713,162		$699,247	$730,996	$351,398

Portfolio turnover rate	61%		130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor C
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17 (a)

Net asset value, beginning of period	$14.24		$18.42	$14.67	$13.35		$14.55	$12.53	$10.19

Net investment loss(b)	(0.03)		(0.16)	(0.13)	(0.03)		(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(0.48)		(0.87)	5.27	1.93		(0.17)	2.89	2.36

Net increase (decrease) from investment operations	(0.51)		(1.03)	5.14	1.90		(0.20)	2.86	2.34

Distributions from net realized gain	—		(3.15)	(1.39)	(0.58)		(1.00)	(0.84)	—

Net asset value, end of period	$13.73		$14.24	$18.42	$14.67		$13.35	$14.55	$12.53

Total Return(d)
Based on net asset value	(3.58	)%(e)	(8.74)%	36.25%	14.56	%(e)	(0.59)%	24.09%	22.96%

Ratios to Average Net Assets(f)
Total expenses	1.87	%(g)	1.83%	1.84%	1.83	%(g)	1.85%	1.87%	2.12%

Total expenses after fees waived and/or reimbursed	1.62	%(g)	1.62%	1.62%	1.62	%(g)	1.62%	1.62%	1.91%

Net investment loss	(0.45	)%(g)	(0.89)%	(0.78)%	(0.35	)%(g)	(0.22)%	(0.19)%	(0.16)%

Supplemental Data
Net assets, end of period (000)	$9,033		$10,162	$12,989	$14,728		$15,277	$48,702	$46,804

Portfolio turnover rate	61%		130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$18.77		$23.33	$18.23	$16.49		$17.89	$16.37

Net investment income(b)	0.05		0.04	0.05	0.08		0.14	0.11
Net realized and unrealized gain (loss)	(0.63)		(1.25)	6.59	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	(0.58)		(1.21)	6.64	2.48		(0.09)	1.52

Distributions(c)
From net investment income	—		—	(0.08)	(0.15)		(0.13)	—

From net realized gain	—		(3.35)	(1.46)	(0.59)		(1.18)	—

Total distributions	—		(3.35)	(1.54)	(0.74)		(1.31)	—

Net asset value, end of period	$18.19		$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	(3.09	)%(e)	(7.76)%	37.60%	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69	%(g)	0.69%	0.69%	0.70	%(g)	0.71%	0.72	%(g)

Total expenses after fees waived and/or reimbursed	0.57	%(g)	0.57%	0.57%	0.57	%(g)	0.57%	0.57	%(g)

Net investment income	0.60	%(g)	0.18%	0.25%	0.72	%(g)	0.85%	0.93	%(g)

Supplemental Data
Net assets, end of period (000)	$1,943		$2,177	$1,152	$715		$973	$609

Portfolio turnover rate	61%		130%	134%	70%		154%	162	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18	Year Ended 09/30/17 (a)

Net asset value, beginning of period	$18.64		$23.17	$18.10	$16.32		$17.69	$15.01	$12.17

Net investment income (loss)(b)	0.00	(c)	(0.09)	(0.06)	0.02		0.05	0.05	0.04
Net realized and unrealized gain (loss)	(0.63)		(1.25)	6.55	2.38		(0.23)	3.49	2.84

Net increase (decrease) from investment operations	(0.63)		(1.34)	6.49	2.40		(0.18)	3.54	2.88

Distributions(d)
From net investment income	—		—	—	(0.03)		(0.01)	—	(0.04)

From net realized gain	—		(3.19)	(1.42)	(0.59)		(1.18)	(0.86)	—

Total distributions	—		(3.19)	(1.42)	(0.62)		(1.19)	(0.86)	(0.04)

Net asset value, end of period	$18.01		$18.64	$23.17	$18.10		$16.32	$17.69	$15.01

Total Return(e)
Based on net asset value	(3.38	)%(f)	(8.28)%	36.93%	14.99	%(f)	(0.15)%	24.68%	23.68%

Ratios to Average Net Assets(g)
Total expenses	1.46	%(h)	1.50%	1.36%	1.46	%(h)	1.42%	1.40%	1.66%

Total expenses after fees waived and/or reimbursed	1.12	%(h)	1.12%	1.12%	1.12	%(h)	1.12%	1.12%	1.45%

Net investment income (loss)	0.05	%(h)	(0.39)%	(0.30)%	0.16	%(h)	0.33%	0.30%	0.28%

Supplemental Data
Net assets, end of period (000)	$402		$349	$577	$536		$867	$1,864	$2,332

Portfolio turnover rate	61%		130%	134%	70%		154%	162%	130%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund
	Institutional
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$15.35		$20.72	$13.09	$13.13		$14.80	$12.70

Net investment income(a)	0.09		0.13	0.12	0.14		0.13	0.11
Net realized and unrealized gain (loss)	0.27		(3.28)	7.97	(0.05)		(1.13)	2.37

Net increase (decrease) from investment operations	0.36		(3.15)	8.09	0.09		(1.00)	2.48

Distributions(b)
From net investment income	(0.02)		(0.14)	(0.10)	(0.13)		(0.11)	(0.09)

From net realized gain	(0.29)		(2.08)	(0.36)	(0.00	)(c)	(0.56)	(0.29)

Total distributions	(0.31)		(2.22)	(0.46)	(0.13)		(0.67)	(0.38)

Net asset value, end of period	$15.40		$15.35	$20.72	$13.09		$13.13	$14.80

Total Return(d)
Based on net asset value	2.53	%(e)	(16.89)%	62.61%	0.61%		(6.89)%	19.82%

Ratios to Average Net Assets(f)
Total expenses	0.59	%(g)	0.59%	0.60%	0.64%		0.70%	0.66%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%	0.50%	0.50%		0.49%	0.50%

Net investment income	1.18	%(g)	0.69%	0.65%	0.99%		0.95%	0.83%

Supplemental Data
Net assets, end of period (000)	$2,524,011		$2,501,959	$2,802,145	$847,753		$551,833	$356,274

Portfolio turnover rate	43%		81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor A
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$15.24		$20.58	$13.02	$13.05		$14.73	$12.66

Net investment income(a)	0.07		0.08	0.08	0.10		0.09	0.09
Net realized and unrealized gain (loss)	0.27		(3.25)	7.91	(0.03)		(1.13)	2.34

Net increase (decrease) from investment operations	0.34		(3.17)	7.99	0.07		(1.04)	2.43

Distributions(b)
From net investment income	—		(0.09)	(0.07)	(0.10)		(0.08)	(0.07)

From net realized gain	(0.29)		(2.08)	(0.36)	(0.00	)(c)	(0.56)	(0.29)

Total distributions	(0.29)		(2.17)	(0.43)	(0.10)		(0.64)	(0.36)

Net asset value, end of period	$15.29		$15.24	$20.58	$13.02		$13.05	$14.73

Total Return(d)
Based on net asset value	2.43	%(e)	(17.08)%	62.05%	0.45%		(7.16)%	19.51%

Ratios to Average Net Assets(f)
Total expenses	0.94	%(g)	0.92%	0.95%	1.01%		1.03%	1.08%

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.75%	0.75%	0.75%		0.75%	0.75%

Net investment income	0.93	%(g)	0.44%	0.45%	0.75%		0.69%	0.64%

Supplemental Data
Net assets, end of period (000)	$347,910		$358,594	$530,664	$277,926		$248,574	$79,515

Portfolio turnover rate	43%		81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Investor C
	Six Months Ended (unaudited 11/30/22)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$14.80		$20.08	$12.74	$12.80		$14.48	$12.44

Net investment income (loss)(a)	0.01		(0.05)	(0.05)	0.00	(b)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.26		(3.18)	7.74	(0.04)		(1.10)	2.31

Net increase (decrease) from investment operations	0.27		(3.23)	7.69	(0.04)		(1.11)	2.29

Distributions(c)
From net investment income	—		—	—	(0.02)		(0.01)	—

From net realized gain	(0.29)		(2.05)	(0.35)	(0.00	)(d)	(0.56)	(0.25)

Total distributions	(0.29)		(2.05)	(0.35)	(0.02)		(0.57)	(0.25)

Net asset value, end of period	$14.78		$14.80	$20.08	$12.74		$12.80	$14.48

Total Return(e)
Based on net asset value	2.02	%(f)	(17.74)%	60.90%	(0.33)%		(7.83)%	18.65%

Ratios to Average Net Assets(g)
Total expenses	1.69	%(h)	1.64%	1.70%	1.71%		1.81%	1.94%

Total expenses after fees waived and/or reimbursed	1.50	%(h)	1.50%	1.50%	1.50%		1.50%	1.50%

Net investment income (loss)	0.18	%(h)	(0.30)%	(0.32)%	0.01%		(0.06)%	(0.16)%

Supplemental Data
Net assets, end of period (000)	$10,603		$10,969	$12,880	$4,955		$4,363	$1,373

Portfolio turnover rate	43%		81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$15.36		$20.73	$13.10	$13.13		$14.81	$12.70

Net investment income(a)	0.09		0.13	0.13	0.14		0.14	0.12
Net realized and unrealized gain (loss)	0.27		(3.27)	7.97	(0.03)		(1.15)	2.37

Net increase (decrease) from investment operations	0.36		(3.14)	8.10	0.11		(1.01)	2.49

Distributions(b)
From net investment income	(0.02)		(0.15)	(0.11)	(0.14)		(0.11)	(0.09)

From net realized gain	(0.29)		(2.08)	(0.36)	(0.00	)(c)	(0.56)	(0.29)

Total distributions	(0.31)		(2.23)	(0.47)	(0.14)		(0.67)	(0.38)

Net asset value, end of period	$15.41		$15.36	$20.73	$13.10		$13.13	$14.81

Total Return(d)
Based on net asset value	2.55	%(e)	(16.84)%	62.63%	0.73%		(6.93)%	19.94%

Ratios to Average Net Assets(f)
Total expenses	0.51	%(g)	0.51%	0.52%	0.56%		0.61%	0.65%

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.45%	0.45%	0.45%		0.45%	0.45%

Net investment income	1.23	%(g)	0.73%	0.71%	0.99%		1.00%	0.90%

Supplemental Data
Net assets, end of period (000)	$1,048,985		$967,682	$920,752	$188,885		$56,316	$68,375

Portfolio turnover rate	43%		81%	63%	101%		100%	104%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund
	Institutional
	Six Months Ended 11/30/22 (unaudited	)	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$18.39		$23.32		$18.78		$16.87		$18.18		$21.42		$18.51

Net investment income(a)	0.10		0.13		0.19		0.22		0.25		0.25		0.21
Net realized and unrealized gain (loss)	(0.37)		(0.87)		5.31		2.41		(0.13)		2.71		4.01

Net increase (decrease) from investment operations	(0.27)		(0.74)		5.50		2.63		0.12		2.96		4.22

Distributions(b)
From net investment income	(0.20)		(0.19)		(0.22)		(0.29)		(0.20)		(0.23)		(0.19)

From net realized gain	(0.85)		(4.00)		(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions	(1.05)		(4.19)		(0.96)		(0.72)		(1.43)		(6.20)		(1.31)

Net asset value, end of period	$17.07		$18.39		$23.32		$18.78		$16.87		$18.18		$21.42

Total Return(c)
Based on net asset value	(1.05	)%(d)(e)	(5.20	)%(e)	30.31%		15.96%		1.41%		17.36%		23.78	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.62	%(h)	0.61	%(h)(i)	0.68	%(j)	0.84	%(k)	0.82	%(k)	0.79	%(j)	0.86	%(j)

Total expenses after fees waived and/or reimbursed	0.48	%(h)	0.48	%(h)(i)	0.48	%(j)	0.48	%(k)	0.47	%(k)	0.48	%(j)	0.75	%(j)

Net investment income	1.20	%(h)	0.92	%(h)(i)	0.87	%(j)	1.29	%(k)	1.54	%(k)	1.44	%(j)	1.07	%(j)

Supplemental Data
Net assets, end of period (000)	$1,472,427		$1,547,621		$1,721,850		$1,399,612		$1,325,232		$1,197,729		$514,830

Portfolio turnover rate(l)	47%		73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(l)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A
	Six Months Ended 11/30/22 (unaudited	)	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$17.44		$22.30		$18.00		$16.20		$17.52		$20.84		$18.04

Net investment income(a)	0.07		0.09		0.13		0.17		0.20		0.20		0.16
Net realized and unrealized gain (loss)	(0.36)		(0.82)		5.08		2.31		(0.12)		2.63		3.89

Net increase (decrease) from investment operations	(0.29)		(0.73)		5.21		2.48		0.08		2.83		4.05

Distributions(b)
From net investment income	(0.15)		(0.13)		(0.17)		(0.25)		(0.17)		(0.18)		(0.13)

From net realized gain	(0.85)		(4.00)		(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions	(1.00)		(4.13)		(0.91)		(0.68)		(1.40)		(6.15)		(1.25)

Net asset value, end of period	$16.15		$17.44		$22.30		$18.00		$16.20		$17.52		$20.84

Total Return(c)
Based on net asset value	(1.19	)%(d)(e)	(5.37	)%(e)	30.01%		15.66%		1.18%		17.10%		23.38	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.89	%(h)	0.86	%(h)(i)	0.93	%(j)	1.09	%(k)	1.10	%(k)	1.14	%(j)	1.22	%(j)

Total expenses after fees waived and/or reimbursed	0.73	%(h)	0.73	%(h)(i)	0.73	%(j)	0.73	%(k)	0.73	%(k)	0.73	%(j)	1.00	%(j)

Net investment income	0.95	%(h)	0.67	%(h)(i)	0.62	%(j)	1.04	%(k)	1.30	%(k)	1.19	%(j)	0.81	%(j)

Supplemental Data
Net assets, end of period (000)	$1,300,643		$1,382,899		$1,519,185		$1,325,195		$1,202,715		$929,540		$905,826

Portfolio turnover rate(l)	47%		73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.

(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

(i)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(k)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(l)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor C
	Six Months Ended 11/30/22 (unaudited	)	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$14.06		$18.68		$15.14		$13.72		$15.03		$18.61		$16.22

Net investment income (loss)(a)	0.01		(0.01)		(0.02)		0.04		0.07		0.06		(0.01)
Net realized and unrealized gain (loss)	(0.30)		(0.61)		4.28		1.95		(0.12)		2.29		3.50

Net increase (decrease) from investment operations	(0.29)		(0.62)		4.26		1.99		(0.05)		2.35		3.49

Distributions(b)
From net investment income	(0.06)		(0.00	)(c)	—		(0.14)		(0.03)		—		—

From net realized gain	(0.85)		(4.00)		(0.72)		(0.43)		(1.23)		(5.93)		(1.10)

Total distributions	(0.91)		(4.00)		(0.72)		(0.57)		(1.26)		(5.93)		(1.10)

Net asset value, end of period	$12.86		$14.06		$18.68		$15.14		$13.72		$15.03		$18.61

Total Return(d)
Based on net asset value	(1.56	)%(e)(f)	(5.81	)%(f)	29.03%		14.80%		0.37%		16.24%		22.42	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.72	%(i)	1.69	%(i)(j)	1.69	%(k)	1.87	%(l)	1.89	%(l)	1.92	%(k)	1.97	%(k)

Total expenses after fees waived and/or reimbursed	1.48	%(i)	1.48	%(i)(j)	1.48	%(k)	1.48	%(l)	1.48	%(l)	1.48	%(k)	1.87	%(k)

Net investment income (loss)	0.19	%(i)	(0.08	)%(i)(j)	(0.13	)%(k)	0.32	%(l)	0.52	%(l)	0.44	%(k)	(0.04	)%(k)

Supplemental Data
Net assets, end of period (000)	$34,319		$38,506		$42,561		$31,921		$95,571		$159,351		$190,416

Portfolio turnover rate(m)	47%		73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.

(g)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

(j)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(k)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(l)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(m)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited	)	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$18.40		$23.34		$18.79		$16.88		$18.19		$17.48

Net investment income(b)	0.10		0.13		0.20		0.22		0.31		0.18
Net realized and unrealized gain (loss)	(0.37)		(0.87)		5.32		2.42		(0.18)		0.53

Net increase (decrease) from investment operations	(0.27)		(0.74)		5.52		2.64		0.13		0.71

Distributions(c)
From net investment income	(0.21)		(0.20)		(0.23)		(0.30)		(0.21)		—

From net realized gain	(0.85)		(4.00)		(0.74)		(0.43)		(1.23)		—

Total distributions	(1.06)		(4.20)		(0.97)		(0.73)		(1.44)		—

Net asset value, end of period	$17.07		$18.40		$23.34		$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	(1.05	)%(e)(f)	(5.18	)%(f)	30.42%		16.01%		1.45%		4.06	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.52	%(h)	0.51	%(h)(i)	0.55	%(j)	0.70	%(k)	0.72	%(k)	0.72	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.43	%(h)	0.43	%(h)(i)	0.43	%(j)	0.43	%(k)	0.43	%(k)	0.43	%(h)(j)

Net investment income	1.25	%(h)	0.98	%(h)(i)	0.91	%(j)	1.30	%(k)	1.87	%(k)	1.55	%(h)(j)

Supplemental Data
Net assets, end of period (000)	$32,712		$61,965		$56,736		$34,078		$3,079		$2,458

Portfolio turnover rate(l)	47%		73%		111%		99%		151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(l)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Class R
	Six Months Ended 11/30/22 (unaudited	)	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$15.84		$20.60		$16.66		$15.03		$16.38		$19.85		$17.22

Net investment income(a)	0.05		0.05		0.07		0.13		0.15		0.15		0.10
Net realized and unrealized gain (loss)	(0.33)		(0.72)		4.70		2.13		(0.13)		2.47		3.72

Net increase (decrease) from investment operations	(0.28)		(0.67)		4.77		2.26		0.02		2.62		3.82

Distributions(b)
From net investment income	(0.12)		(0.09)		(0.09)		(0.20)		(0.14)		(0.12)		(0.07)

From net realized gain	(0.85)		(4.00)		(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions	(0.97)		(4.09)		(0.83)		(0.63)		(1.37)		(6.09)		(1.19)

Net asset value, end of period	$14.59		$15.84		$20.60		$16.66		$15.03		$16.38		$19.85

Total Return(c)
Based on net asset value	(1.28	)%(d)(e)	(5.55	)%(e)	29.67%		15.38%		0.88%		16.83%		23.06	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.25	%(h)	1.23	%(h)(i)	1.26	%(j)	1.37	%(k)	1.32	%(k)	1.38	%(j)	1.43	%(j)

Total expenses after fees waived and/or reimbursed	0.98	%(h)	0.98	%(h)(i)	0.98	%(j)	0.98	%(k)	0.98	%(k)	0.98	%(j)	1.30	%(j)

Net investment income	0.69	%(h)	0.42	%(h)(i)	0.37	%(j)	0.83	%(k)	1.04	%(k)	0.94	%(j)	0.52	%(j)

Supplemental Data
Net assets, end of period (000)	$13,232		$13,967		$14,399		$12,416		$27,003		$41,488		$36,445

Portfolio turnover rate(l)	47%		73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.

(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

(i)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(k)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(l)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$29.79		$35.07	$24.74		$28.08		$30.89		$28.32		$23.57

Net investment income(a)	0.24		0.45	0.46		0.39		0.57		0.55		0.36
Net realized and unrealized gain (loss)	(0.27)		(0.21)	10.36		(2.60)		(0.26)		2.57		4.74

Net increase (decrease) from investment operations	(0.03)		0.24	10.82		(2.21)		0.31		3.12		5.10

Distributions(b)
From net investment income	(0.47)		(0.47)	(0.49)		(0.58)		(0.59)		(0.43)		(0.35)

From net realized gain	(1.14)		(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(1.61)		(5.52)	(0.49)		(1.13)		(3.12)		(0.55)		(0.35)

Net asset value, end of period	$28.15		$29.79	$35.07		$24.74		$28.08		$30.89		$28.32

Total Return(c)
Based on net asset value	0.46	%(d)	0.63%	44.37%		(8.36	)%(d)	1.80%		11.16%		21.79	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.70	%(g)	0.70%	0.84	%(h)	0.89	%(g)(i)	0.87	%(i)	0.92	%(j)	0.94	%(j)

Total expenses after fees waived and/or reimbursed	0.54	%(g)	0.54%	0.54	%(h)	0.54	%(g)(i)	0.54	%(i)	0.54	%(j)	0.77	%(j)

Net investment income	1.78	%(g)	1.41%	1.58	%(h)	2.20	%(g)(i)	2.09	%(i)	1.87	%(j)	1.37	%(j)

Supplemental Data
Net assets, end of period (000)	$178,837		$186,903	$194,452		$146,365		$192,744		$169,089		$166,970

Portfolio turnover rate	56%		136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.

(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 was 21.66%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

(h)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$28.98		$34.26	$24.18		$27.45		$30.26		$27.76		$23.09

Net investment income(a)	0.20		0.36	0.38		0.34		0.49		0.47		0.28
Net realized and unrealized gain (loss)	(0.26)		(0.20)	10.13		(2.55)		(0.25)		2.51		4.65

Net increase (decrease) from investment operations	(0.06)		0.16	10.51		(2.21)		0.24		2.98		4.93

Distributions(b)
From net investment income	(0.40)		(0.39)	(0.43)		(0.51)		(0.52)		(0.36)		(0.26)

From net realized gain	(1.14)		(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(1.54)		(5.44)	(0.43)		(1.06)		(3.05)		(0.48)		(0.26)

Net asset value, end of period	$27.38		$28.98	$34.26		$24.18		$27.45		$30.26		$27.76

Total Return(c)
Based on net asset value	0.35	%(d)	0.40%	44.01%		(8.53	)%(d)	1.56%		10.86%		21.49	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.98	%(g)	0.97%	1.10	%(h)	1.15	%(g)(i)	1.14	%(i)	1.20	%(j)	1.22	%(j)

Total expenses after fees waived and/or reimbursed	0.79	%(g)	0.79%	0.79	%(h)	0.79	%(g)(i)	0.79	%(i)	0.79	%(j)	1.04	%(j)

Net investment income	1.53	%(g)	1.16%	1.33	%(h)	1.95	%(g)(i)	1.84	%(i)	1.61	%(j)	1.10	%(j)

Supplemental Data
Net assets, end of period (000)	$382,600		$394,334	$405,607		$280,449		$336,565		$337,798		$346,128

Portfolio turnover rate	56%		136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.

(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 was 21.36%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

(h)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$26.40		$31.69	$22.31		$25.32		$28.06		$25.71		$21.36

Net investment income(a)	0.09		0.12	0.16		0.19		0.27		0.23		0.07
Net realized and unrealized gain (loss)	(0.24)		(0.19)	9.37		(2.36)		(0.24)		2.33		4.32

Net increase (decrease) from investment operations	(0.15)		(0.07)	9.53		(2.17)		0.03		2.56		4.39

Distributions(b)
From net investment income	(0.22)		(0.17)	(0.15)		(0.29)		(0.24)		(0.09)		(0.04)

From net realized gain	(1.14)		(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(1.36)		(5.22)	(0.15)		(0.84)		(2.77)		(0.21)		(0.04)

Net asset value, end of period	$24.89		$26.40	$31.69		$22.31		$25.32		$28.06		$25.71

Total Return(c)
Based on net asset value	(0.03	)%(d)	(0.38)%	42.99%		(9.00	)%(d)	0.79%		10.03%		20.59	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.76	%(g)	1.73%	1.85	%(h)	1.91	%(g)(i)	1.94	%(i)	1.97	%(j)	1.98	%(j)

Total expenses after fees waived and/or reimbursed	1.54	%(g)	1.54%	1.54	%(h)	1.54	%(g)(i)	1.54	%(i)	1.54	%(j)	1.84	%(j)

Net investment income	0.78	%(g)	0.41%	0.63	%(h)	1.20	%(g)(i)	1.08	%(i)	0.87	%(j)	0.29	%(j)

Supplemental Data
Net assets, end of period (000)	$16,799		$18,099	$20,880		$43,395		$63,659		$94,919		$104,248

Portfolio turnover rate	56%		136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.

(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 was 20.44%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

(h)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class K
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$29.80		$35.08	$24.74		$28.09		$30.90		$30.90

Net investment income(b)	0.25		0.47	0.47		0.40		0.58		0.39
Net realized and unrealized gain (loss)	(0.27)		(0.22)	10.38		(2.60)		(0.26)		(0.39)

Net increase (decrease) from investment operations	(0.02)		0.25	10.85		(2.20)		0.32		—

Distributions(c)
From net investment income	(0.49)		(0.48)	(0.51)		(0.60)		(0.60)		—

From net realized gain	(1.14)		(5.05)	—		(0.55)		(2.53)		—

Total distributions	(1.63)		(5.53)	(0.51)		(1.15)		(3.13)		—

Net asset value, end of period	$28.15		$29.80	$35.08		$24.74		$28.09		$30.90

Total Return(d)
Based on net asset value	0.48	%(e)	0.69%	44.48%		(8.35	)%(e)	1.85%		0.00	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.63	%(g)	0.63%	0.74	%(h)	0.80	%(g)(i)	0.79	%(i)	0.83	%(g)(j)

Total expenses after fees waived and/or reimbursed	0.49	%(g)	0.49%	0.49	%(h)	0.49	%(g)(i)	0.49	%(i)	0.49	%(g)(j)

Net investment income	1.83	%(g)	1.47%	1.62	%(h)	2.24	%(g)(i)	2.14	%(i)	1.88	%(g)(j)

Supplemental Data
Net assets, end of period (000)	$10,393		$10,210	$8,258		$4,971		$5,699		$5,459

Portfolio turnover rate	56%		136%	126	%(k)	70%		161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

(h)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

80	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Class R
	Six Months Ended 11/30/22 (unaudited	)	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18		Year Ended 09/30/17

Net asset value, beginning of period	$27.56		$32.84	$23.18		$26.29		$29.10		$26.70		$22.21

Net investment income(a)	0.16		0.27	0.29		0.28		0.41		0.38		0.20
Net realized and unrealized gain (loss)	(0.26)		(0.19)	9.71		(2.43)		(0.26)		2.42		4.48

Net increase (decrease) from investment operations	(0.10)		0.08	10.00		(2.15)		0.15		2.80		4.68

Distributions(b)
From net investment income	(0.34)		(0.31)	(0.34)		(0.41)		(0.43)		(0.28)		(0.19)

From net realized gain	(1.14)		(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(1.48)		(5.36)	(0.34)		(0.96)		(2.96)		(0.40)		(0.19)

Net asset value, end of period	$25.98		$27.56	$32.84		$23.18		$26.29		$29.10		$26.70

Total Return(c)
Based on net asset value	0.20	%(d)	0.14%	43.63%		(8.65	)%(d)	1.29%		10.60%		21.15	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.36	%(g)	1.35%	1.41	%(h)	1.43	%(g)(i)	1.44	%(i)	1.47	%(j)	1.50	%(j)

Total expenses after fees waived and/or reimbursed	1.04	%(g)	1.04%	1.04	%(h)	1.04	%(g)(i)	1.04	%(i)	1.04	%(j)	1.33	%(j)

Net investment income	1.28	%(g)	0.91%	1.11	%(h)	1.69	%(g)(i)	1.59	%(i)	1.37	%(j)	0.80	%(j)

Supplemental Data
Net assets, end of period (000)	$7,999		$8,440	$9,015		$10,820		$18,321		$29,497		$33,484

Portfolio turnover rate	56%		136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.

(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 was 21.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

(h)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Large Cap Series Funds, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Small Cap Core Fund are series of the Trust. BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund are series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.”

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

82	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Certain Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for the Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Funds’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2022, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the

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Notes to Financial Statements (unaudited) (continued)

Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount	(b)
Advantage International
BofA Securities, Inc.	$98	$(98)	$—		$—
Morgan Stanley	1,719,464	(1,718,167)	—		1,297

	$1,719,562	$(1,718,265)	$—		$1,297

Advantage Large Cap Growth
Citigroup Global Markets, Inc.	$5,526,300	$(5,502,900)	$—		$23,400
J.P. Morgan Securities LLC	409,274	(409,274)	—		—

	$5,935,574	$(5,912,174)	$—		$23,400

Advantage Small Cap Core
Barclays Capital, Inc.	$2,243,041	$(2,243,041)	$—		$—
BofA Securities, Inc.	1,647,569	(1,608,450)	—		39,119
Citigroup Global Markets, Inc.	12,548,223	(12,548,223)	—		—
Credit Suisse Securities (USA) LLC	16,623,515	(16,623,515)	—		—
J.P. Morgan Securities LLC	40,076,359	(39,340,563)	—		735,796
Jefferies LLC	3,360,354	(3,360,354)	—		—
Morgan Stanley	17,082,435	(17,082,435)	—		—
National Financial Services LLC	2,053,392	(2,053,392)	—		—
SG Americas Securities LLC	5,611,642	(5,611,642)	—		—
State Street Bank & Trust Co.	3,399,606	(3,309,970)	—		89,636
TD Prime Services LLC	4,254,262	(4,254,262)	—		—
UBS Securities LLC	11,890	(11,890)	—		—

	$108,912,288	$(108,047,737)	$—		$864,551

Advantage Large Cap Core(c)
BofA Securities, Inc.	$6,375,550	$(6,375,550)	$—		$—
Citigroup Global Markets, Inc.	2,584,125	(2,584,125)	—		—
Credit Suisse Securities (USA) LLC	870,022	(870,022)	—		—
Goldman Sachs & Co. LLC	8,152,893	(8,152,893)	—		—
J.P. Morgan Securities LLC	56,704	(56,704)	—		—
SG Americas Securities LLC	1,924,974	(1,924,974)	—		—
State Street Bank & Trust Co.	715,957	(715,957)	—		—

	$20,680,225	$(20,680,225)	$—		$—

Advantage Large Cap Value(d)
Credit Suisse Securities (USA) LLC	$50,864	$(50,864)	$—		$—
Goldman Sachs & Co. LLC	823,473	(823,473)	—		—
J.P. Morgan Securities LLC	2,982,683	(2,982,683)	—		—

	$3,857,020	$(3,857,020)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

(c)	Securities loaned with a value of $ 51,872 have been sold and are pending settlement as of November 30, 2022.
(d)	Securities loaned with a value of $ 581,921 have been sold and are pending settlement as of November 30, 2022.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash

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Notes to Financial Statements (unaudited) (continued)

collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value
First $1 billion	0.45%	0.57%	0.45%	0.45%	0.49%
$1 billion - $3 billion	0.42	0.54	0.42	0.42	0.46
$3 billion - $5 billion	0.41	0.51	0.41	0.41	0.44
$5 billion - $10 billion	0.39	0.50	0.39	0.39	0.43
Greater than $10 billion	0.38	0.48	0.38	0.38	0.42

Service and Distribution Fees: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25	N/A	N/A

	Advantage Large Cap Core		Advantage Large Cap Value
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25	N/A	0.25	N/A
Investor C	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

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Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
Advantage International	$266,112	$10,993	$5,978	$283,083
Advantage Large Cap Growth	530,365	46,843	920	578,128
Advantage Small Cap Core	422,924	51,344	—	474,268
Advantage Large Cap Core	1,595,379	170,988	32,459	1,798,826
Advantage Large Cap Value	453,042	79,939	19,377	552,358

Administration: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage International	$65,184	$21,309	$221	$11,041	$239	$97,994
Advantage Large Cap Growth	42,956	42,467	940	200	37	86,600
Advantage Small Cap Core	241,903	33,850	1,028	97,240	—	374,021
Advantage Large Cap Core	144,170	127,778	3,437	3,210	1,293	279,888
Advantage Large Cap Value	16,981	36,260	1,600	979	776	56,596

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total
Advantage International	$314,624	$314,624
Advantage Large Cap Growth	186,303	186,303
Advantage Small Cap Core	109,354	109,354
Advantage Large Cap Core	595,836	595,836

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage International	$3,623	$9,361	$646	$153	$43	$13,826
Advantage Large Cap Growth	927	35,306	1,175	16	14	37,438
Advantage Small Cap Core	4,728	7,170	267	1,405	—	13,570
Advantage Large Cap Core	15,560	105,852	1,875	53	84	123,424
Advantage Large Cap Value	857	20,503	861	34	100	22,355

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage International	$302,509	$224,219	$3,061	$923	$3,098	$533,810
Advantage Large Cap Growth	15,520	393,444	9,264	113	517	418,858
Advantage Small Cap Core	954,569	301,014	9,450	19,851	—	1,284,884
Advantage Large Cap Core	771,988	846,765	36,723	1,451	14,973	1,671,900
Advantage Large Cap Value	71,146	193,790	11,001	298	9,499	285,734

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Notes to Financial Statements (unaudited) (continued)

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Advantage International	$1,505
Advantage Large Cap Growth	4,160
Advantage Small Cap Core	7,923
Advantage Large Cap Core	10,871
Advantage Large Cap Value	3,284

For the six months ended November 30, 2022, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value
Investor A	$1,124	$—	$3,993	$9,402	$1,755
Investor C	9	129	788	1,521	146

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2022, the amounts waived were as follows:

Fund Name	Amounts Waived
Advantage International	$7,236
Advantage Large Cap Growth	3,389
Advantage Small Cap Core	14,503
Advantage Large Cap Core	8,363
Advantage Large Cap Value	1,863

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Advantage International	0.50%	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	1.62	0.57	1.12
Advantage Small Cap Core	0.50	0.75	1.50	0.45	N/A
Advantage Large Cap Core	0.48	0.73	1.48	0.43	0.98
Advantage Large Cap Value	0.54	0.79	1.54	0.49	1.04

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 (June 30, 2033 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended November 30, 2022, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived
Advantage International	$624,772
Advantage Large Cap Growth	382,815
Advantage Small Cap Core	737,865
Advantage Large Cap Core	859,982
Advantage Large Cap Value	309,458

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Notes to Financial Statements (unaudited) (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, service and distribution fees waived and service distribution fees reimbursed respectively, in the Statements of Operations. For the six months ended November 30, 2022, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage International	$65,184	$21,309	$221	$11,041	$239	$97,994
Advantage Large Cap Growth	—	42,467	939	200	37	43,643
Advantage Small Cap Core	241,903	33,850	1,028	97,240	—	374,021
Advantage Large Cap Core	144,170	127,778	3,437	3,210	1,293	279,888
Advantage Large Cap Value	16,981	36,260	1,600	979	776	56,596

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage International	$139,534	$170,886	$2,472	$923	$2,498	$316,313
Advantage Large Cap Growth	—	287,018	6,790	114	424	294,346
Advantage Small Cap Core	349,650	216,441	6,874	19,851	—	592,816
Advantage Large Cap Core	411,635	526,436	27,330	1,451	11,881	978,733
Advantage Large Cap Value	28,705	103,181	6,960	298	7,547	146,691

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund (except Advantage International) retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund (except Advantage International), pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Advantage International	$2,651
Advantage Large Cap Growth	905
Advantage Small Cap Core	200,557
Advantage Large Cap Core	3,652
Advantage Large Cap Value	5,395

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund other than Advantage Large Cap Growth may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International, Advantage Large Cap Core and Advantage Large Cap Value are currently permitted to borrow under the Interfund Lending Program. Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its

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Notes to Financial Statements (unaudited) (continued)

outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the six months ended November 30, 2022, Advantage Large Cap Core recorded a reimbursement of $2,574 from an affiliate, which is included in payments by affiliates in the Statements of Operations, related to operating events.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the six months ended November 30, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Loss
Advantage International	$80,821,911	$70,991,503	$(10,157,622)
Advantage Large Cap Growth	120,137,719	109,544,412	(7,063,893)
Advantage Small Cap Core	21,893,464	41,272,358	(3,531,870)
Advantage Large Cap Core	176,277,611	149,013,262	(10,187,742)
Advantage Large Cap Value	38,918,560	32,820,007	(1,395,070)

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Advantage International	$673,240,314	$645,469,082
Advantage Large Cap Growth	560,194,144	525,922,024
Advantage Small Cap Core	1,647,539,806	1,596,670,333
Advantage Large Cap Core	1,315,554,570	1,450,063,684
Advantage Large Cap Value	315,707,544	333,557,937

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Advantage International	$982,987,867	$106,678,365	$(30,642,101)	$76,036,264
Advantage Large Cap Growth	665,660,581	265,889,124	(18,612,295)	247,276,829
Advantage Small Cap Core	4,110,190,041	544,025,986	(627,901,239)	(83,875,253)
Advantage Large Cap Core	2,384,779,193	589,817,484	(103,325,087)	486,492,397
Advantage Large Cap Value	537,399,593	85,788,075	(21,379,414)	64,408,661

9.	BANK BORROWINGS

The Trust and Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for

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Notes to Financial Statements (unaudited) (continued)

certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with each fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements (unaudited) (continued)

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International

Institutional

Shares sold	6,784,439	$96,349,936	13,777,161	$261,293,357

Shares issued in reinvestment of distributions	720,281	10,235,193	2,994,510	55,505,073

Shares redeemed	(5,845,846)	(83,550,678)	(4,683,986)	(84,719,670)

	1,658,874	$23,034,451	12,087,685	$232,078,760

Investor A

Shares sold and automatic conversion of shares	871,085	$12,461,153	1,609,445	$29,061,798

Shares issued in reinvestment of distributions	207,344	2,913,181	1,366,649	25,210,535

Shares redeemed	(1,623,817)	(23,670,559)	(11,421,414)	(216,904,290)

	(545,388)	$(8,296,225)	(8,445,320)	$(162,631,957)

Investor C

Shares sold	33,817	$486,976	15,572	$276,617

Shares issued in reinvestment of distributions	1,806	24,706	13,423	240,443

Shares redeemed and automatic conversion of shares	(21,624)	(306,931)	(71,622)	(1,273,660)

	13,999	$204,751	(42,627)	$(756,600)

Class K

Shares sold	1,550,872	$24,799,953	1,559,416	$28,044,701

Shares issued in reinvestment of distributions	126,510	1,797,713	445,197	8,265,311

Shares redeemed	(789,614)	(11,738,176)	(936,345)	(17,250,139)

	887,768	$14,859,490	1,068,268	$19,059,873

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International (continued)

Class R

Shares sold	18,356	$272,514	52,932	$965,685

Shares issued in reinvestment of distributions	2,469	34,738	13,774	253,477

Shares redeemed	(27,123)	(394,775)	(71,361)	(1,307,696)

	(6,298)	$(87,523)	(4,655)	$(88,534)

	2,008,955	$29,714,944	4,663,351	$87,661,542

Advantage Large Cap Growth

Institutional

Shares sold	4,971,291	$85,350,297	18,866,857	$451,445,651

Shares issued in reinvestment of distributions	—	—	1,817,498	43,395,960

Shares redeemed	(1,985,522)	(36,044,914)	(3,026,155)	(68,987,252)

	2,985,769	$49,305,383	17,658,200	$425,854,359

Service(a)

Shares sold	—	$—	7	$150

Shares redeemed and automatic conversion of shares	—	—	(10,889)	(267,829)

	—	$—	(10,882)	$(267,679)

Investor A

Shares sold	433,548	$7,228,681	—	$—

Shares sold and automatic conversion of shares	—	—	1,431,877	31,127,446

Shares issued in reinvestment of distributions	—	—	4,697,926	104,584,323

Shares redeemed	(1,266,559)	(21,084,650)	(21,602,520)	(487,976,651)

	(833,011)	$(13,855,969)	(15,472,717)	$(352,264,882)

Investor C

Shares sold	44,329	$609,805	86,912	$1,498,005

Shares issued in reinvestment of distributions	—	—	121,002	2,203,502

Shares redeemed and automatic conversion of shares	(99,949)	(1,304,516)	(199,549)	(3,453,157)

	(55,620)	$(694,711)	8,365	$248,350

Class K

Shares sold	3,410	$59,165	69,002	$1,702,198

Shares issued in reinvestment of distributions	—	—	9,209	219,275

Shares redeemed	(12,604)	(228,531)	(11,600)	(275,935)

	(9,194)	$(169,366)	66,611	$1,645,538

Class R

Shares sold	5,252	$92,804	3,124	$69,959

Shares issued in reinvestment of distributions	—	—	2,242	52,719

Shares redeemed	(1,668)	(30,424)	(11,539)	(277,249)

	3,584	$62,380	(6,173)	$(154,571)

	2,091,528	$34,647,717	2,243,404	$75,061,115

Advantage Small Cap Core

Institutional

Shares sold	30,395,596	$443,559,010	69,055,122	$1,263,123,865

Shares issued in reinvestment of distributions	3,583,555	49,273,876	17,566,446	329,082,359

Shares redeemed	(33,108,495)	(482,993,811)	(58,854,243)	(1,047,621,729)

	870,656	$9,839,075	27,767,325	$544,584,495

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Small Cap Core (continued)

Investor A

Shares sold and automatic conversion of shares	1,502,019	$21,796,588	6,829,398	$128,844,710

Shares issued in reinvestment of distributions	481,717	6,585,067	2,896,706	54,040,890

Shares redeemed	(2,757,943)	(39,968,812)	(11,975,936)	(222,210,668)

	(774,207)	$(11,587,157)	(2,249,832)	$(39,325,068)

Investor C

Shares sold	65,222	$920,547	204,917	$3,763,393

Shares issued in reinvestment of distributions	15,537	205,859	82,849	1,504,284

Shares redeemed and automatic conversion of shares	(104,637)	(1,463,064)	(188,194)	(3,180,500)

	(23,878)	$(336,658)	99,572	$2,087,177

Class K

Shares sold	10,732,483	$157,353,683	23,648,944	$446,279,930

Shares issued in reinvestment of distributions	1,386,266	19,088,890	6,037,283	113,137,247

Shares redeemed	(7,064,831)	(103,664,150)	(11,100,191)	(205,823,632)

	5,053,918	$72,778,423	18,586,036	$353,593,545

	5,126,489	$70,693,683	44,203,101	$860,940,149

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/22		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21
Fund Name/Share Class	Shares	Amount	Shares	Amount	Shares	Amount

Advantage Large Cap Core

Institutional

Shares sold	4,758,142	$75,981,455	4,675,752	$96,402,525	11,122,519	$251,323,550

Shares issued in reinvestment of distributions	5,176,990	82,730,724	13,928,034	288,867,428	3,302,822	63,900,785

Shares redeemed	(7,831,352)	(124,263,760)	(8,280,673)	(170,654,461)	(15,124,464)	(321,784,632)

	2,103,780	$34,448,419	10,323,113	$214,615,492	(699,123)	$(6,560,297)

Service(a)

Shares sold	—	$—	—	$—	548	$11,010

Shares issued in reinvestment of distributions	—	—	—	—	804	15,503

Shares redeemed	—	—	—	—	(18,313)	(426,166)

	—	$—	—	$—	(16,961)	$(399,653)

Investor A

Shares sold and automatic conversion of shares	2,325,089	$36,535,747	4,220,054	$83,106,936	5,247,188	$107,401,444

Shares issued in reinvestment of distributions	4,932,269	74,492,696	13,306,804	262,010,951	3,379,506	62,612,624

Shares redeemed	(6,031,687)	(94,630,206)	(6,366,773)	(124,698,000)	(14,126,753)	(303,828,770)

	1,225,671	$16,398,237	11,160,085	$220,419,887	(5,500,059)	$(133,814,702)

Investor C

Shares sold	235,510	$2,958,202	400,679	$6,350,905	1,269,667	$21,139,842

Shares issued in reinvestment of distributions	196,124	2,351,728	554,976	8,840,764	118,023	1,844,502

Shares redeemed and automatic conversion of shares	(502,245)	(6,362,458)	(494,580)	(7,852,572)	(1,217,765)	(20,462,871)

	(70,611)	$(1,052,528)	461,075	$7,339,097	169,925	$2,521,473

Class K

Shares sold	325,194	$5,394,639	1,076,338	$23,074,817	924,918	$19,893,604

Shares issued in reinvestment of distributions	120,270	1,924,088	542,342	11,248,178	95,892	1,855,510

Shares redeemed	(1,897,310)	(34,109,746)	(682,182)	(13,799,154)	(403,241)	(8,643,340)

	(1,451,846)	$(26,791,019)	936,498	$20,523,841	617,569	$13,105,774

Class R

Shares sold	40,177	$568,277	207,005	$3,605,109	195,034	$3,743,255

Shares issued in reinvestment of distributions	62,297	849,067	155,818	2,790,704	34,683	595,042

Shares redeemed	(77,115)	(1,112,582)	(180,329)	(3,176,674)	(276,127)	(5,164,112)

	25,359	$304,762	182,494	$3,219,139	(46,410)	$(825,815)

	1,832,353	$23,307,871	23,063,265	$466,117,456	(5,475,059)	$(125,973,220)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

	Six Months Ended 11/30/22		Year Ended 05/31/22
	Shares	Amount	Shares	Amount

Advantage Large Cap Value

Institutional

Shares sold	390,484	$10,506,527	915,940	$28,986,414

Shares issued in reinvestment of distributions	344,993	8,902,293	917,328	28,547,837

Shares redeemed	(656,771)	(17,712,512)	(1,104,695)	(34,353,481)

	78,706	$1,696,308	728,573	$23,180,770

Service(a)

Shares sold	—	$—	2,088	$71,736

Shares redeemed and automatic conversion of shares	—	—	(453,246)	(15,610,547)

	—	$—	(451,158)	$(15,538,811)

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22
Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Large Cap Value (continued)

Investor A

Shares sold and automatic conversion of shares	770,559	$19,937,601	1,527,485	$48,539,900

Shares issued in reinvestment of distributions	759,779	19,035,760	2,044,253	62,034,841

Shares redeemed	(1,161,250)	(30,234,519)	(1,803,689)	(55,590,938)

	369,088	$8,738,842	1,768,049	$54,983,803

Investor C

Shares sold	52,756	$1,259,202	172,422	$4,896,841

Shares issued in reinvestment of distributions	38,672	875,748	118,748	3,308,545

Shares redeemed and automatic conversion of shares	(102,031)	(2,399,804)	(264,687)	(7,567,062)

	(10,603)	$(264,854)	26,483	$638,324

Class K

Shares sold	65,768	$1,764,126	163,719	$5,160,955

Shares issued in reinvestment of distributions	22,233	574,227	48,756	1,514,064

Shares redeemed	(61,430)	(1,595,437)	(105,279)	(3,245,112)

	26,571	$742,916	107,196	$3,429,907

Class R

Shares sold	22,943	$566,944	45,560	$1,349,808

Shares issued in reinvestment of distributions	19,382	459,712	51,590	1,492,653

Shares redeemed	(40,713)	(1,001,892)	(65,423)	(1,940,331)

	1,612	$24,764	31,727	$902,130

	465,374	$10,937,976	2,662,028	$83,134,934

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

As of November 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Advantage Large Cap Growth
Class K	12,217

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) and BlackRock Large Cap Series Funds, Inc. (the “Corporation”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Small Cap Core Fund, BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund (the “Funds”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees of the Trust and the Board of Directors of the Corporation (together, the “Board”), on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. Each Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided each Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to each Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	97

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust and the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	99

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/22--SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: January 20, 2023

4